Exhibit 10.1

Execution Version

AMENDMENT TO CREDIT AGREEMENT

This AMENDMENT TO CREDIT AGREEMENT, dated as of October 4, 2023 (this “Amendment”), is among ROYAL CARIBBEAN CRUISES LTD., a Liberian corporation (the “Borrower”), the Issuing Banks, the Swing Line Bank, the Extending Lenders (as defined below) (the Swing Line Bank, the Issuing Banks and the Extending Lenders, collectively, the “Consenting Lender Parties”) and JPMorgan chase bank, n.a. (“JPMorgan”), as administrative agent for the Lender Parties (in such capacity, and as successor to The Bank of Nova Scotia, the “Administrative Agent”).

PRELIMINARY STATEMENTS

(1)            The Borrower, the various financial institutions party thereto from time to time and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement, dated as of April 5, 2019 (as further amended, restated, amended and restated, supplemented or otherwise modified from time to time and in effect immediately prior to giving effect to this Amendment, the “Existing Agreement” and as amended hereby, the “Amended Agreement”).

(2)            The Borrower has requested that the Existing Agreement be amended on the terms and conditions set forth herein so as to, among other things, provide for (i) an extension of the Termination Date (as defined in the Existing Agreement) with respect to certain of the Revolving Credit Advances and Revolving Credit Commitments of the Extending Lenders in effect immediately prior to the Amendment Effective Date (as defined below) (as so extended, the “Existing Extended Revolving Credit Advances” and the “Existing Extended Revolving Credit Commitments”) and with respect to the entire Letter of Credit Commitment and Swing Line Commitment and (ii) additional Revolving Credit Commitments (such additional commitments, together with the Existing Extended Revolving Credit Commitments, the “Extended Revolving Credit Commitments”) by certain Lenders under the Existing Agreement and certain additional financial institutions who shall become a Lender under the Amended Agreement on the Amendment Effective Date, in the amounts forth on Schedule I hereto (the transactions contemplated by this paragraph, the “Amendment Transactions”).

(3)            The Borrower, the Administrative Agent, each Lender providing Extended Revolving Credit Commitments hereunder that has delivered a counterpart of this Amendment as an “Extending Lender” (collectively, the “Extending Lenders”) and each other Consenting Lender Party have agreed to the Amendment Transactions on the terms and conditions set forth herein and to amend the Existing Agreement as hereinafter set forth herein.

NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1.          Amendments to the Existing Agreement.

(a)           The Borrower, the Administrative Agent and the Consenting Lender Parties agree that, subject to the satisfaction of the conditions precedent set forth in Section 2, the Existing Agreement and the Schedules thereto are hereby amended on the Amendment Effective Date to read as set forth in Appendix I hereto to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and insert the added text (indicated textually in the same manner as the following example: added text) as shown therein. The Administrative Agent and the Consenting Lender Parties hereby waive any notice requirements under the Existing Agreement with respect to the Amendment Transactions as may otherwise be required under the Existing Agreement.

(b)           Effective upon the Amendment Effective Date, each Extending Lender agrees, severally and not jointly, to provide the Extended Revolving Credit Commitments such that the Extended Revolving Credit Commitments of each Extending Lender on the Amendment Effective Date is equal to the amount set forth on Schedule I hereto. For the avoidance of doubt, to the extent that the Extended Revolving Credit Commitment of any Extending Lender is greater or less than the amount of such Extending Lender’s Revolving Credit Commitment immediately prior to the Amendment Effective Date, such Extending Lender hereby consents to any such reduction or increase, as applicable. Each Extending Lender shall be an “Extended Lender” under the Amended Agreement, and the Revolving Credit Advances and Revolving Credit Commitments being provided by such Extending Lender shall be “Extended Revolving Credit Advances” and “Extended Revolving Credit Commitments”, as applicable, under the Amended Agreement.

(c)            On the Amendment Effective Date, the proceeds of the initial Borrowing under the Extended Revolving Credit Commitments (or a portion thereof) shall be applied to refinance and permanently terminate a portion of the January 2023 Non-Extended Commitments and the January 2023 Non-Extended Advances in respect thereof (the “Partial January 2023 Non-Extended Refinancing”). Each of the parties hereto agree that (i) the amount of the January 2023 Non-Extended Commitments and January 2023 Non-Extended Advances of each Lender after giving effect to the Partial January 2023 Non-Extended Refinancing is set forth on Schedule I hereto and (ii) the Partial January 2023 Non-Extended Refinancing constitutes a Permitted Early Refinancing.

SECTION 2.         Conditions of Amendment Effectiveness. This Amendment shall become effective as of the date on which each of the following conditions has been satisfied (or waived) in accordance with the terms hereof (such date, the “Amendment Effective Date”):

(a)            The Administrative Agent shall have received counterparts of this Amendment executed by each Issuing Bank, the Swing Line Bank, the Borrower and each Extending Lender or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment.

(b)            The Administrative Agent shall have received, for the account of each Extending Lender and each Additional Increase Lender, an amendment fee paid by or on behalf of the Borrower in an amount equal to 0.15% of the Extended Revolving Credit Commitments of such Lender under the Amended Agreement.

(c)           Resolutions, etc. The Administrative Agent shall have received from the Borrower:

i.	a certificate, dated the Amendment Effective Date, of its Secretary or Assistant Secretary as to the incumbency and signatures of those of its officers authorized to act with respect to this Amendment and each other Loan Document and as to the truth and completeness of the attached:

(x)             resolutions of its Board of Directors then in full force and effect authorizing the execution, delivery and performance of this Amendment and each other Loan Document, and

(y)            Organic Documents of the Borrower,

and upon which certificate each Lender may conclusively rely until it shall have received a further certificate of the Secretary of the Borrower canceling or amending such prior certificate; and

ii.	a certificate of good standing issued in respect of the Borrower.

(d)            Delivery of Notes.  The Administrative Agent shall have received, for the account of the respective Lenders, the amended and restated Notes requested by Lenders pursuant to Section 2.13 of the Amended Agreement at least five Business Days prior to the Amendment Effective Date, duly executed and delivered by the Borrower.

(e)            Opinions of Counsel.  The Administrative Agent shall have received opinions, dated the Amendment Effective Date and addressed to the Administrative Agent and each Consenting Lender Party, from:

i.	Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Borrower, as to New York law, in a form reasonably satisfactory to the New Administrative Agent; and

ii.	Watson Farley & Williams LLP, counsel to the Borrower, as to Liberian Law, in a form reasonably satisfactory to the New Administrative Agent.

(f)            Expenses, etc.  The Administrative Agent shall have received for its own account, or for the account of each Lender, as the case may be, all invoiced expenses of the Administrative Agent (including the agreed fees and expenses of counsel to the Administrative Agent) on or prior to the Amendment Effective Date, solely to the extent invoiced at least two Business Days prior to the Amendment Effective Date.

(g)            Know your Customer. Each Lender shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the Patriot Act to the extent reasonably requested by such Lender at least five Business Days prior to the Amendment Effective Date.

(h)            Beneficial Ownership Certifications. At least five days prior to the Amendment Effective Date, if the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, it shall deliver, to each Lender that so requests, a Beneficial Ownership Certification in relation to the Borrower.

SECTION 3.           Representations and Warranties.

(a)            The Borrower represents and warrants to the Administrative Agent and the Consenting Lender Parties that, as of the Amendment Effective Date:

i.	the representations and warranties contained in Article V (excluding, however, those contained in the last sentence of Section 5.6 of the Amended Agreement) of the Amended Agreement are true and correct in all material respects except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct, and

ii.	no Default, Prepayment Event or event which (with notice or lapse of time or both) would become a Prepayment Event has occurred and is continuing.

(b)            This Amendment is hereby made without representation or warranty of any kind, nature or description except as specified in paragraph (a) of this Section 3.

SECTION 4.           Reference to and Effect on the Existing Agreement. On and after the effectiveness of this Amendment, each reference in the Existing Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Agreement and each reference in each other Loan Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Agreement shall mean and be a reference to the Amended Agreement. The Existing Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Consenting Lender Party or the Administrative Agent under the Existing Agreement, nor constitute a waiver of any provision of the Existing Agreement. This Amendment shall be deemed to constitute a Loan Document. The Borrower hereby acknowledges that it has read this Amendment and consents to the terms hereof and further hereby affirms, confirms, represents, warrants and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Person under each of the Loan Documents to which it is a party shall not be impaired and each of the Loan Documents to which such Person is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects, in each case, as amended hereby.

SECTION 5.           Costs and Expenses. The Borrower agrees to pay on demand all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other documents to be delivered hereunder (including the reasonable and documented fees and expenses of one counsel for the Administrative Agent, the Consenting Lender Parties and the Additional Increase Lenders with respect hereto and thereto) in accordance with the terms of the Amended Agreement.

SECTION 6.           [Reserved].

SECTION 7.         Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.

SECTION 8.           Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 9.           Incorporation of Terms. The provisions of Sections 11.13, 11.17, 11.18 and 11.21 of the Existing Agreement shall be incorporated into this Amendment as if set out in full in this

Amendment and as if references in those sections to “this Agreement” were references to this Amendment.

SECTION 10.         Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except as permitted by Section 11.1 of the Amended Agreement.

SECTION 11.         Defined Terms. Capitalized terms not otherwise defined in this Amendment shall have the same meanings as specified in the Amended Agreement.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

Borrower:

ROYAL CARIBBEAN CRUISES LTD.

By	/s/ Antje M. Gibson
Name: Antje M. Gibson
Title: VP, Treasurer

SIGNATURE PAGE	Royal Caribbean –Amendment (Three-Year RCF)

LENDER SIGNATURE PAGE

The undersigned Lender hereby irrevocably and unconditionally consents to this Amendment as an “Extending Lender”.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed and delivered by a duly authorized officer.

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, Swing Line Bank, an Extending Lender and Issuing Bank

By:	/s/ Nadeige Dang
	Name:	Nadeige Dang
	Title:	Executive Director

SIGNATURE PAGE	Royal Caribbean –Amendment (Three-Year RCF)

LENDER SIGNATURE PAGE

The undersigned Lender hereby irrevocably and unconditionally consents to this Amendment as an “Extending Lender”.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed and delivered by a duly authorized officer.

TRUIST BANK,
as an Extending Lender

By:	/s/ Amanda Parks
	Name:	Amanda Parks
	Title:	SVP

SIGNATURE PAGE	Royal Caribbean –Amendment (Three-Year RCF)

LENDER SIGNATURE PAGE

The undersigned Lender hereby irrevocably and unconditionally consents to this Amendment as an “Extending Lender”.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed and delivered by a duly authorized officer.

CITIBANK N.A.,
as an Extending Lender

By:	/s/ Michael Piccirillo
	Name:	Michael Piccirillo
	Title:	Authorized Signatory

SIGNATURE PAGE	Royal Caribbean –Amendment (Three-Year RCF)

LENDER SIGNATURE PAGE

The undersigned Lender hereby irrevocably and unconditionally consents to this Amendment as an “Extending Lender”.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed and delivered by a duly authorized officer.

MORGAN STANLEY SENIOR FUNDING, INC.,
as an Extending Lender

By:	/s / Michael King
	Name:	Michael King
	Title:	Vice President

SIGNATURE PAGE	Royal Caribbean –Amendment (Three-Year RCF)

LENDER SIGNATURE PAGE

The undersigned Lender hereby irrevocably and unconditionally consents to this Amendment as an “Extending Lender”.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed and delivered by a duly authorized officer.

SUMITOMO MITSUI BANKING CORPORATION,
as an Extending Lender

By:	/s/ Minxiao Tian
	Name:	Minxiao Tian
	Title:	Director

SIGNATURE PAGE	Royal Caribbean –Amendment (Three-Year RCF)

LENDER SIGNATURE PAGE

The undersigned Lender hereby irrevocably and unconditionally consents to this Amendment as an “Extending Lender”.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed and delivered by a duly authorized officer.

BANK OF AMERICA, N.A.,
as an Extending Lender

By:	/s/ Brian D. Corum
	Name:	Brian D. Corum
	Title:	Managing Director

SIGNATURE PAGE	Royal Caribbean –Amendment (Three-Year RCF)

LENDER SIGNATURE PAGE

The undersigned Lender hereby irrevocably and unconditionally consents to this Amendment as an “Extending Lender”.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed and delivered by a duly authorized officer.

THE BANK OF NOVA SCOTIA,
as an Extending Lender and Issuing Bank

By:	/s/ Chelsea McCune
	Name:	Chelsea McCune
	Title:	Director

SIGNATURE PAGE	Royal Caribbean –Amendment (Three-Year RCF)

LENDER SIGNATURE PAGE

The undersigned Lender hereby irrevocably and unconditionally consents to this Amendment as an “Extending Lender”.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed and delivered by a duly authorized officer.

MIZUHO BANK, LTD.,
as an Extending Lender

By:	/s/ Tracy Rahn
	Name:	Tracy Rahn
	Title:	Executive Director

SIGNATURE PAGE	Royal Caribbean –Amendment (Three-Year RCF)

LENDER SIGNATURE PAGE

The undersigned Lender hereby irrevocably and unconditionally consents to this Amendment as an “Extending Lender”.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed and delivered by a duly authorized officer.

GOLDMAN SACHS BANK,
as an Extending Lender

By:	/s/ Rebecca Kratz
	Name:	Rebecca Kratz
	Title:	Authorized Signatory

SIGNATURE PAGE	Royal Caribbean –Amendment (Three-Year RCF)

LENDER SIGNATURE PAGE

The undersigned Lender hereby irrevocably and unconditionally consents to this Amendment as an “Extending Lender”.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed and delivered by a duly authorized officer.

GOLDMAN SACHS LENDING PARTNERS,
as an Extending Lender

By:	/s/ Rebecca Kratz
	Name:	Rebecca Kratz
	Title:	Authorized Signatory

SIGNATURE PAGE	Royal Caribbean –Amendment (Three-Year RCF)

LENDER SIGNATURE PAGE

The undersigned Lender hereby irrevocably and unconditionally consents to this Amendment as an “Extending Lender”.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed and delivered by a duly authorized officer.

DNB CAPITAL LLC,
as an Extending Lender

By:	/s/ Cathleen Buckley
	Name:	Cathleen Buckley
	Title:	Senior Vice President

By:	/s/ Jessika Larsson
	Name:	Jessika Larsson
	Title:	First Vice President

SIGNATURE PAGE	Royal Caribbean –Amendment (Three-Year RCF)

LENDER SIGNATURE PAGE

The undersigned Lender hereby irrevocably and unconditionally consents to this Amendment as an “Extending Lender”.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed and delivered by a duly authorized officer.

BNP PARIBAS,
as an Extending Lender

By:	/s/ James Goodall
	Name:	James Goodall
	Title:	Managing Director

By:	/s/ Kyle Fitzpatrick
	Name:	Kyle Fitzpatrick
	Title:	Director

SIGNATURE PAGE	Royal Caribbean –Amendment (Three-Year RCF)

LENDER SIGNATURE PAGE

The undersigned Lender hereby irrevocably and unconditionally consents to this Amendment as an “Extending Lender”.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed and delivered by a duly authorized officer.

NORDEA BANK ABP, FILIAL I NORGE
as an Extending Lender

By:	/s/ Thor-Erik Bech
	Name:	Thor-Erik Bech
	Title:	MD

By:	/s/ Jens Petersen
	Name:	Jens Petersen
	Title:	Analyst

SIGNATURE PAGE	Royal Caribbean –Amendment (Three-Year RCF)

Confidential

LENDER SIGNATURE PAGE

The undersigned Lender hereby irrevocably and unconditionally consents to this Amendment as an “Extending Lender”.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed and delivered by a duly authorized officer.

COMMERZBANK AG, NEW YORK BRANCH,
as an Extending Lender

By:	/s/ Mathew Ward
	Name:	Mathew Ward
	Title:	Managing Director

By:	/s/ Jeff Sullivan
	Name:	Jeff Sullivan
	Title:	Vice President

SIGNATURE PAGE	Royal Caribbean –Amendment (Three-Year RCF)

LENDER SIGNATURE PAGE

The undersigned Lender hereby irrevocably and unconditionally consents to this Amendment as an “Extending Lender”.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed and delivered by a duly authorized officer.

REGIONS BANK,
as an Extending Lender

By:	/s/ Cheryl L. Shelhart
	Name:	Cheryl L. Shelhart
	Title:	Director

SIGNATURE PAGE	Royal Caribbean –Amendment (Three-Year RCF)

LENDER SIGNATURE PAGE

The undersigned Lender hereby irrevocably and unconditionally consents to this Amendment as an “Extending Lender”.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed and delivered by a duly authorized officer.

SKANDINAVISKA ENSKILDA BANKEN AB (PUBL),
as an Extending Lender

By:	/s/ Malcolm Stonehouse
	Name:	Malcolm Stonehouse
	Title:	Client Executive

By:	/s/ Per Syrjämäki
	Name:	Per Syrjämäki
	Title:	Authorized Signatory

SIGNATURE PAGE	Royal Caribbean –Amendment (Three-Year RCF)

LENDER SIGNATURE PAGE

The undersigned Lender hereby irrevocably and unconditionally consents to this Amendment as an “Extending Lender”.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed and delivered by a duly authorized officer.

LANDESBANK HESSEN-THÜRINGEN GIROZENTRALE,
as an Extending Lender

By:	/s/ Frank Dohl
	Name:	Frank Dohl
	Title:	Senior Vice President

By:	/s/ Gerhard Winklmeier
	Name:	Gerhard Winklmeier
	Title:	Senior Vice President

SIGNATURE PAGE	Royal Caribbean –Amendment (Three-Year RCF)

LENDER SIGNATURE PAGE

The undersigned Lender hereby irrevocably and unconditionally consents to this Amendment as an “Extending Lender”.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed and delivered by a duly authorized officer.

BANCO SANTANDER, S.A.,
as an Extending Lender

By:	/s/ Fátima Moreno
	Name:	Fátima Moreno
	Title:	VP

BANCO SANTANDER, S.A.,
as an Extending Lender

By:	/s/ Lucas Videla
	Name:	Lucas Videla
	Title:	Managing Director

SIGNATURE PAGE	Royal Caribbean –Amendment (Three-Year RCF)

LENDER SIGNATURE PAGE

The undersigned Lender hereby irrevocably and unconditionally consents to this Amendment as an “Extending Lender”.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed and delivered by a duly authorized officer.

DZ BANK AG DEUTSCHE ZENTRALGENOSSENSCHAFTSBANK, NEW YORK BRANCH,
as an Extending Lender

By:	/s/ Harry Moreno
	Name:	Harry Moreno
	Title:	Senior Vice President

By:	/s/ Donata Mylius
	Name:	Donata Mylius
	Title:	Vice President

SIGNATURE PAGE	Royal Caribbean –Amendment (Three-Year RCF)

LENDER SIGNATURE PAGE

The undersigned Lender hereby irrevocably and unconditionally consents to this Amendment as an “Extending Lender”.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed and delivered by a duly authorized officer.

PNC BANK, NATIONAL ASSOCIATION,
as an Extending Lender

By:	/s/ Ryan Garr
	Name:	Ryan Garr
	Title:	Senior Vice President

SIGNATURE PAGE	Royal Caribbean –Amendment (Three-Year RCF)

LENDER SIGNATURE PAGE

The undersigned Lender hereby irrevocably and unconditionally consents to this Amendment as an “Extending Lender”.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed and delivered by a duly authorized officer.

NATIONAL WESTMINSTER BANK PLC,
as an Extending Lender

By:	/s/ Libby Bishop
	Name:	Libby Bishop
	Title:	Director

SIGNATURE PAGE	Royal Caribbean –Amendment (Three-Year RCF)

Schedule I

	Lender	October 2023 Non- Extended Commitment	October 2023 Non-Extended Advances	January 2023 Non-Extended Commitment	January 2023 Non-Extended Advances	Extended Revolving Credit Commitment	Extended Revolving Credit Advances	Swing Line Commitment	Letter of Credit Commitment
1.	JPMorgan Chase Bank, N.A.	-	-	-	-	$125,000,000.00	$19,209,922.79	$150,000,000.00	$168,881,172.97
2.	TRUIST BANK	-	-	-	-	$125,000,000.00	$19,209,922.73	-	-
3.	CITIBANK N.A.	-	-	-	-	$125,000,000.00	$19,209,922.73	-	-
4.	MORGAN STANLEY SENIOR FUNDING, INC.	-	-	-	-	$125,000,000.00	$19,209,922.73	-	-
5.	SUMITOMO MITSUI BANKING CORPORATION	-	-	-	-	$125,000,000.00	$19,209,922.73	-	-
6.	BANK OF AMERICA, N.A.	-	-	-	-	$125,000,000.00	$19,209,922.73	-	-
7.	THE BANK OF NOVA SCOTIA	-	-	-	-	$125,000,000.00	$19,209,922.73	-	$6,118,827.03
8.	MIZUHO BANK, LTD.	-	-	-	-	$125,000,000.00	$19,209,922.73	-	-
9.	GOLDMAN SACHS LENDING PARTNERS	-	-	-	-	$69,000,000.00	$10,603,877.35	-	-
10.	GOLDMAN SACHS BANK	-	-	-	-	$56,000,000.00	$8,606,045.38	-	-
11.	DNB CAPITAL LLC	-	-	-	-	$87,500,000.00	$13,446,945.91	-	-
12.	BNP PARIBAS	-	-	-	-	$87,500,000.00	$13,446,945.91	-	-
13.	NORDEA BANK ABP, FILIAL I NORGE	-	-	-	-	$25,000,000.00	$3,841,984.55	-	-
14.	COMMERZBANK AG, NEW YORK BRANCH	-	-	-	-	$37,500,000.00	$5,762,976.82	-	-

	Lender	October 2023 Non- Extended Commitment	October 2023 Non-Extended Advances	January 2023 Non-Extended Commitment	January 2023 Non-Extended Advances	Extended Revolving Credit Commitment	Extended Revolving Credit Advances	Swing Line Commitment	Letter of Credit Commitment
15.	REGIONS BANK	-	-	-	-	$37,500,000.00	$5,762,976.82	-	-
16.	SKANDINAVISKA ENSKILDA BANKEN AB (PUBL)	-	-	-	-	$25,000,000.00	$3,841,984.55	-	-
17.	LANDESBANK HESSEN-THÜRINGEN GIROZENTRALE	-	-	-	-	$16,000,000.00	$2,458,870.11	-	-
18.	BANCO SANTANDER, S.A.	-	-	$7,639,426.52	$7,614,572.82	$21,180,000.00	$3,254,929.31	-	-
19.	DZ BANK AG DEUTSCHE ZENTRALGENOSSENSCHAFTSBANK, NEW YORK BRANCH	-	-	-	-	$25,000,000.00	$3,841,984.55	-	-
20.	PNC BANK, NATIONAL ASSOCIATION	-	-	-	-	$50,000,000.00	$7,683,969.09	-	-
21.	NATIONAL WESTMINSTER BANK PLC	-	-	-	-	$37,500,000.00	$5,762,976.82	-	-
22.	Fifth Third Bank, National Association	$88,000,000.00	$87,713,705.60	-	-	-	-	-	-
23.	Société Générale	$53,500,000.00	$53,325,946.02	-	-	-	-	-	-
24.	CIBC	$20,000,000.00	$19,934,933.09	-	-	-	-	-	-
25.	Barclays Bank PLC – Cayman Branch	-	-	$26,614,724.61	$26,528,137.71	-	-	-	-
26.	Bank of America Credit Product, Inc.	-	-	$24,813,728.20	$24,733,000.57	-	-	-	-

	Lender	October 2023 Non- Extended Commitment	October 2023 Non-Extended Advances	January 2023 Non-Extended Commitment	January 2023 Non-Extended Advances	Extended Revolving Credit Commitment	Extended Revolving Credit Advances	Swing Line Commitment	Letter of Credit Commitment
27.	HSBC Bank, PLC	-	-	$17,188,709.66	$17,132,788.85	-	-	-	-
28.	Citigroup Financial Products Inc.	-	-	$14,508,026.57	$14,460,826.95	-	-	-	-
29.	Barclays Bank PLC	-	-	$11,641,640.74	$11,603,766.46	-	-	-	-
30.	Intesa Sanpaolo S P A, New York Branch	-	-	$10,705,923.06	$10,671,092.99	-	-	-	-
31.	The Toronto-Dominion Bank New York Branch	-	-	$10,705,923.06	$10,671,092.99	-	-	-	-
32.	Wells Fargo Bank, National Association	-	-	$7,639,426.52	$7,614,572.82	-	-	-	-
33.	Bayerische Landesbank, New York Branch	-	-	$3,819,713.26	$3,807,286.41	-	-	-	-
34.	First Horizon Bank	-	-	$3,819,713.26	$3,807,286.41	-	-	-	-
35.	Chang Hwa Commercial Bank, Ltd., New York Branch	-	-	$3,001,660.67	$2,991,895.23	-	-	-	-
36.	Standard Chartered Bank	-	-	$2,501,383.89	$2,493,246.03	-	-	-	-
Total:		$161,500,000.00	$160,974,584.71	$144,600,000.02	$144,129,566.24	$1,574,680,000.00	$241,995,849.07	$150,000,000.00	$175,000,000.00

Appendix I

Amended Agreement and Schedules

Execution Version

Appendix I – Amended Credit Agreement

AMENDED AND RESTATED CREDIT AGREEMENT,

dated as of April 5, 2019,

as amended on May 7, 2020,

as amended on July 28, 2020,

as amended on February 12, 2021,

as amended on July 21, 2022, ~~and~~

as amended on January 12, 2023, and

as amended on October 4, 2023,

among

ROYAL CARIBBEAN CRUISES LTD.,
as the Borrower,

and

THE BANK OF NOVA SCOTIA, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, BBVA SECURITIES INC., CITIGROUP GLOBAL MARKETS LIMITED, FIFTH THIRD BANK, JPMORGAN CHASE BANK, N.A., MIZUHO BANK, LTD., SUMITOMO MITSUI BANKING CORPORATION and SUNTRUST ROBINSON HUMPHREY, INC.
as Joint Lead Arrangers and Joint Bookrunners

and

JPMORGAN CHASE BANK, N.A.
as Administrative Agent

and

BANK OF AMERICA, N.A., BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH, CITIGROUP GLOBAL MARKETS LIMITED, FIFTH THIRD BANK, JPMORGAN CHASE BANK, N.A., MIZUHO BANK, LTD., SUMITOMO MITSUI BANKING CORPORATION and SUNTRUST BANK
as Co-Syndication Agents

i

Section 8.2.	Mandatory Prepayment	89

v

SCHEDULES

SCHEDULE I	-	~~First~~October 2023 Extension Amendment Effective Date Advances and Commitments

SCHEDULE II	-	Disclosure Schedule

SCHEDULE III	-	Notices

SCHEDULE IV	-	Beneficiary Parties

EXHIBITS

Exhibit A	-	Form of Note

Exhibit B-1	-	Form of Borrowing Request (Revolving Credit Borrowings)

Exhibit B-2	-	Form of Borrowing Request (Swing Line Borrowings)

Exhibit C	-	Form of Interest Period Notice

Exhibit D	-	Form of Lender Assignment Agreement

Exhibit E	-	Form of Commitment Increase Agreement

Exhibit F	-	Form of Added Lender Agreement

Exhibit G	-	Form of Guaranty

Exhibit H	-	Form of Subordinated Guaranty

Exhibit I	-	Form of Customer Deposit Report

Exhibit J	-	Form of Liquidity Projections

i

Appendix I – Amended Credit Agreement

AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDED AND RESTATED CREDIT AGREEMENT, dated as of April 5, 2019, as amended on May 7, 2020, July 28, 2020, February 12, 2021, July 21, 2022, ~~and~~ January 12, 2023, and October 4, 2023, is among ROYAL CARIBBEAN CRUISES LTD., a Liberian corporation (the “Borrower”), the various financial institutions as are or shall become parties hereto as Lenders (and their respective successors or assigns, collectively, the “Lender Parties”) and the Administrative Agent (as defined below).

W I T N E S S E T H:

WHEREAS, the Borrower has obtained Commitments from the Lender Parties pursuant to which Advances have been and will be made to the Borrower and Letters of Credit will be issued for the account of the Borrower and its Subsidiaries, in a maximum aggregate principal amount and Available Amount together at any one time outstanding not to exceed (x) $~~722,600,000.00~~144,600,000.02, from time to time prior to the Termination Date with respect to January 2023 Non-Extended Commitments ~~and~~, (y) $~~1,202,400,000.00~~161,500,000, from time to time prior to the Termination Date with respect to October 2023 Non-Extended Commitments and (z) $1,574,680,000, from time to time prior to the Termination Date with respect to Extended Commitments, in each case, subject to increase or reduction in accordance with the terms of this Agreement; and

WHEREAS, the Lender Parties are willing, on the terms and subject to the conditions hereinafter set forth (including Article IV), to extend Advances to, and, in the case of the Issuing Banks, to issue Letters of Credit for the account of, the Borrower; and

WHEREAS, the proceeds of the Advances made hereunder (i) have been used to pay all of the accrued fees and interest under the Existing Credit Agreement and expenses related thereto and (ii) have been, and will be used for working capital and other general corporate purposes, including capital expenditures and acquisition financing, of the Borrower and its Subsidiaries.

NOW, THEREFORE, the parties hereto agree as follows:

Article I

DEFINITIONS AND ACCOUNTING TERMS

Section 1.1.      Defined Terms. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall, when capitalized, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

~~“2022 Extension Amendment” means that certain Amendment to Credit Agreement and Appointment of Successor Administrative Agent, dated as of January 12, 2023, by and among the Borrower, Scotiabank, JPMorgan and the Lenders party thereto.~~

“2.875% Convertible Debt” means the aggregate amount of debt securities issued by the Borrower pursuant to the 2.875% Convertible Notes Indenture which are, in accordance with the provisions of the 2.875% Convertible Notes Indenture, converted, or to be converted, into equity securities of the Borrower on the 2.875% Maturity Date.

“2.875% Convertible Notes Indenture” means that certain Indenture, dated as of October 16, 2020 (as partially refinanced by the $1,150,000,000 6.00% convertible senior notes due 2025 issued under that certain Indenture, dated as of August 5, 2022, and as further amended, supplemented, extended, refinanced, replaced and/or otherwise modified from time to time), in respect of the $575,000,000 2.875% convertible senior notes due 2023, by and among the Borrower, as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee.

“2.875% Maturity Date” has the meaning given to the term “Maturity Date” in the 2.875% Convertible Notes Indenture (and being, as of July 21, 2022, November 15, 2023).

“4.25% Convertible Debt” means the aggregate amount of debt securities issued by the Borrower pursuant to the 4.25% Convertible Notes Indenture which are, in accordance with the provisions of the 4.25% Convertible Notes Indenture, converted, or to be converted, into equity securities of the Borrower on the 4.25% Maturity Date.

“4.25% Convertible Notes Indenture” means that certain Indenture, dated as of June 9, 2020 (as partially refinanced by the $1,150,000,000 6.00% convertible senior notes due 2025 issued under that certain Indenture, dated as of August 5, 2022, and as further amended, supplemented, extended, refinanced, replaced and/or otherwise modified from time to time), in respect of the $1,150,000,000 4.250% convertible senior notes due 2023, by and among the Borrower, as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee.

“4.25% Maturity Date” has the meaning given to the term “Maturity Date” in the 4.25% Convertible Notes Indenture (and being, as of July 21, 2022, June 15, 2023).

“ABR” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Rate in effect on such day plus ½ of 1% and (c) the Adjusted Term SOFR Rate for a one month Interest Period as published two U.S. Government Securities Business Days prior to such day (or if such day is not a U.S. Government Securities Business Day, the immediately preceding U.S. Government Securities Business Day) plus 1%; provided that for the purpose of this definition, the Adjusted Term SOFR Rate for any day shall be based on the Term SOFR Reference Rate at approximately 5:00 a.m. Chicago time on such day (or any amended publication time for the Term SOFR Reference Rate, as specified by the Term SOFR Administrator in the Term SOFR Reference Rate methodology). Any change in the ABR due to a change in the Prime Rate, the Federal Funds Rate or the Adjusted Term SOFR Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Rate or the Adjusted Term SOFR Rate, respectively. If the ABR is being used as an alternate rate of interest pursuant to Section 2.17.1 (for the avoidance of doubt, only until the Benchmark Replacement has been determined pursuant to Section 2.7.3, then the ABR shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above. For the avoidance of doubt, if the ABR as determined pursuant to the foregoing would be less than 1.00%, such rate shall be deemed to be 1.00% for purposes of this Agreement.

“ABR Advances” means an Advance that bears interest based on the ABR.

“ABR Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR.”

“Acceptable Lender” means a commercial banking institution with a bank rating by Moody’s/S&P of Baa1 and BBB+ or above.

“Accumulated Other Comprehensive Income (Loss)” means at any date the Borrower’s accumulated other comprehensive income (loss) on such date, determined in accordance with GAAP.

“Added Lender” is defined in Section 2.14(a).

“Added Lender Agreement” means an Added Lender Agreement substantially in the form of Exhibit F.

“Adjusted Daily Simple RFR” means, for purposes of any calculation, the rate per annum equal to the Daily Simple RFR; provided that if the Adjusted Daily Simple RFR as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement.

“Adjusted EURIBOR Rate” means, for purposes of any calculation, the rate per annum equal to (a) the EURIBOR Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate; provided that if the Adjusted EURIBOR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement.

“Adjusted Term SOFR” means, for purposes of any calculation, the rate per annum equal to (a) Term SOFR for such calculation plus (b) the Term SOFR Adjustment; provided that if Adjusted Term SOFR as so determined shall ever be less than the Floor, then Adjusted Term SOFR shall be deemed to be the Floor.

“Administrative Agent” means (a) at all times prior to the ~~First~~January 2023 Extension Amendment Effective Date, Scotiabank and (b) at all times on and after the ~~First~~January 2023 Extension Amendment Effective Date, JPMorgan, and includes each other Person as shall have subsequently been appointed as the successor Administrative Agent, and as shall have accepted such appointment, pursuant to Section 10.7.

“Administrative Agent’s Account” means (a) in the case of Advances denominated in Dollars, the account of the Agent maintained by the Administrative Agent at JPMorgan at its office at JPMorgan Chase Bank, N.A. – wiring instructions: ABA# 021 000 021, Account No. 9008113381H5521, Attention: Loan & Agency, Reference: Royal Caribbean 01/2023, (b) in the case of Advances denominated in any Committed Currency, the account of the Administrative Agent designated in writing from time to time by the Administrative Agent to the Borrower and the Lender Parties for such purpose and (c) in any such case, such other account of the Administrative Agent as is designated in writing from time to time by the Administrative Agent to the Borrower and the Lender Parties for such purpose.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Advance” means a Revolving Credit Advance or a Swing Line Advance.

“Affiliate” of any Person means any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person. A Person shall be deemed to be “controlled by” any other Person if such other Person possesses, directly or indirectly, power to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

“Agents” means (a) the Administrative Agent and (b) the Lenders listed as the co-syndication agents on the cover page hereof in their respective capacities as agents under Article X, together with their respective successors (if any) in such capacity.

“Agreed Currency” means Dollars and each Committed Currency.

“Agreement” means, on any date, this Amended and Restated Credit Agreement as originally in effect on the Effective Date and as thereafter from time to time further amended, supplemented, amended and restated (including by the ~~2022~~January 2023 Extension Amendment and the October 2023 Extension Amendment), or otherwise modified and in effect on such date.

~~“Annualized Net Cash from Operating Activities” means, with respect to any calculation of net cash from operating activities for any period:~~

~~(a)            in the case of the period of four consecutive Fiscal Quarters ending with the first Fiscal Quarter ending after the last day of the Waiver Period (and, if applicable, with respect to the period of four consecutive Fiscal Quarters ending with the Fiscal Quarter for which compliance with the covenants set forth in Section 6.2.4 is tested for purposes of determining whether a Covenant Modification Date has occurred), the product of (i) net cash from operating activities for such Fiscal Quarter and (ii) four,~~

~~(b)            in the case of the period of four consecutive Fiscal Quarters ending with the second Fiscal Quarter ending after the last day of the Waiver Period, the product of (i) the sum of net cash from operating activities for such Fiscal Quarter and the immediately preceding Fiscal Quarter and (ii) two, and~~

~~(c)            in the case of the period of four consecutive Fiscal Quarters ending with the third Fiscal Quarter ending after the last day of the Waiver Period, the product of (i) the sum of net cash from operating activities for such Fiscal Quarter and the two immediately preceding Fiscal Quarters and (ii) four-thirds, in each case determined in accordance with GAAP as shown in the Borrower’s consolidated statements of cash flows for such period.~~

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or any of its Affiliates from time to time concerning or relating to bribery or corruption, including the United States Foreign Corrupt Practices Act of 1977, as amended.

“Applicable Jurisdiction” means the jurisdiction or jurisdictions under which the Borrower is organized, domiciled or resident or from which any of its business activities are conducted or in which any of its properties are located and which has jurisdiction over the subject matter being addressed.

“Applicable Margin” means as of any date, a percentage per annum determined by reference to the Senior Debt Rating in effect on such date as set forth below:

Senior Debt Rating S&P/Moody’s	Applicable Margin for ABR Extended Advances (other than Swing Line Advances)	Applicable Margin for ABR Non- January 2023 Non- Extended Advances	Applicable Margin for ABR ~~Extended~~ October 2023 Non- Extended Advances ~~(other than Swing Line Advances)~~	Applicable Margin for SOFR, EURIBOR and RFR Extended Advances and Swing Line Advances	Applicable Margin for SOFR, EURIBOR and RFR January 2023 Non-Extended Advances	Applicable Margin for SOFR, EURIBOR and RFR ~~Extended Advances and Swing Line~~October 2023 Non- Extended Advances
Level 1 A- or A3 (or higher)	0.000%	0.000%	0.145%	0.795%	0.795%	1.145%
Level 2 BBB+ or Baa1	0.000%	0.000%	0.250%	0.900%	0.900%	1.250%
Level 3 BBB or Baa2	0.000%	0.000%	0.350%	1.000%	1.000%	1.350%
Level 4 BBB- or Baa3	0.100%	0.100%	0.450%	1.100%	1.100%	1.450%
Level 5 BB+ or Ba1 ~~(or lower)~~	0.333%	0.300%	1.050%	1.333%	1.300%	2.050%
Level 6 BB or Ba2	0.567%	0.300%	1.050%	1.567%	1.300%	2.050%
Level 7 BB- or Ba3 (or lower)	0.800%	0.300%	1.050%	1.800%	1.300%	2.050%

“Applicable Percentage” means, as of any date a percentage per annum determined by reference to the Senior Debt Rating in effect on such date as set forth below:

Senior Debt Rating S&P/Moody’s	Applicable Percentage For Extended Commitments	Applicable Percentage For Non-Extended Commitments
Level 1 A- or A3 (or higher)	0.080%	0.080%
Level 2 BBB+ or Baa1	0.100%	0.100%
Level 3 BBB or Baa2	0.125%	0.125%

Level 4 BBB- or Baa3	0.150%	0.150%
Level 5 BB+ or Ba1 ~~(or lower)~~	0.167%	0.200%
Level 6 BB or Ba2	0.183%	0.200%
Level 7 BB- or Ba3 (or lower)	0.200%	0.200%

“Arrangers” means Scotiabank, Merrill Lynch, Pierce, Fenner & Smith Incorporated (or any other registered broker-dealer wholly owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the date of this Agreement), BBVA Securities Inc., Citigroup Global Markets Limited, Fifth Third Bank, JPMorgan Chase Bank, N.A., Mizuho Bank, Ltd., Sumitomo Mitsui Banking Corporation, and SunTrust Robinson Humphrey, Inc. in their capacities as joint lead arrangers and joint bookrunners.

“Available Amount” of any Letter of Credit means, at any time, the maximum amount available to be drawn under such Letter of Credit at such time (assuming compliance at such time with all conditions to drawing).

“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark pursuant to this Agreement, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.17.3(d).

“Benchmark” means initially, the (i) the Adjusted Daily Simple RFR for Advances denominated in Sterling, (ii) the Term SOFR Reference Rate for Advances denominated in Dollars and (iii) the Adjusted EURIBOR Rate for Advances denominated in Euros; provided that if a Benchmark Transition Event has occurred with respect to the applicable Relevant Rate or the then-current Benchmark for such Agreed Currency, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.17.3(a).

“Benchmark Replacement” means, with respect to any Benchmark Transition Event, the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated syndicated credit facilities at such time and (b) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities at such time.

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(a)            in the case of clause (a) or (b) of the definition of “Benchmark Transition Event”, the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or

(b)            in the case of clause (c) of the definition of “Benchmark Transition Event”, the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.

For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(a)            a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);

(b)            a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the F.R.S. Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or

(c)            a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Start Date” means, in the case of a Benchmark Transition Event, the earlier of (a) the applicable Benchmark Replacement Date and (b) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication).

“Benchmark Unavailability Period” means the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.17.3 and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.17.3.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Beneficiary Party” means the Administrative Agent and each agent, trustee or other representative for each agreement listed on Schedule IV hereto, as such agreement or any of the obligations thereunder may be amended, restated, supplemented, refinanced, replaced or otherwise modified from time to time, so long as such amendment, restatement, supplement, refinancing, replacement or other modification does not increase the aggregate principal amount of Indebtedness or other monetary obligations thereunder to an amount that is more than the aggregate principal amount of commitments, Indebtedness and other monetary obligations outstanding thereunder as of the Waiver Effective Date plus the amount of any uncommitted incremental facilities available thereunder as of the Waiver Effective Date plus the amount of unpaid accrued interest and premium thereon and underwriting discounts, fees, commissions and expenses, associated with such amendment, restatement, supplement, refinancing or other modification.

“Borrower” is defined in the preamble.

“Borrowing” means a Revolving Credit Borrowing or a Swing Line Borrowing.

“Business Day” means, any day (other than a Saturday or a Sunday) on which banks are open for business in New York City; provided that, in addition to the foregoing, a Business Day shall be (a) in relation to Advances denominated in Euros and in relation to the calculation or computation of EURIBOR, any day which is a TARGET Day, (b) in relation to RFR Advances and any interest rate settings, fundings, disbursements, settlements or payments of any such RFR Advances, or any other dealings of such Advances referencing SONIA, any such day that is only a RFR Business Day and (c) in relation to Advances referencing the Adjusted Term SOFR Rate and any interest rate settings, fundings, disbursements, settlements or payments of any such Advances referencing Adjusted Term SOFR or any other dealings of such Advances referencing Adjusted Term SOFR, any such day that is a U.S. Government Securities Business Day.

“Capital Lease Obligations” means obligations of the Borrower or any Subsidiary of the Borrower under any leasing or similar arrangement which, in accordance with GAAP, would be classified as capitalized leases.

“Capitalization” means, as at any date, the sum of (a) Net Debt on such date, plus (b) Stockholders’ Equity on such date.

“Capitalized Lease Liabilities” means the principal portion of all monetary obligations of the Borrower or any of its Subsidiaries under any leasing or similar arrangement which, in accordance with GAAP, would be classified as capitalized leases, and, for purposes of this Agreement and each other Loan Document, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

“Cash Equivalents” means all amounts other than cash that are included in the “cash and cash equivalents” shown on the Borrower’s balance sheet prepared in accordance with GAAP.

“CBR Spread” means the Applicable Margin applicable to any Advance that is replaced by an Advance bearing interest at the Central Bank Rate pursuant to Section 2.17.

“Central Bank Rate” means, the greater of (I)(A) for any Advance denominated in (a) Sterling, the Bank of England (or any successor thereto)’s “Bank Rate” as published by the Bank of England (or any successor thereto) from time to time and (b) Euro, one of the following three rates as may be selected by the Administrative Agent in its reasonable discretion: (1) the fixed rate for the main refinancing operations of the European Central Bank (or any successor thereto), or, if that rate is not published, the minimum bid rate for the main refinancing operations of the European Central Bank (or any successor thereto), each as published by the European Central Bank (or any successor thereto) from time to time, (2) the rate for the marginal lending facility of the European Central Bank (or any successor thereto), as published by the European Central Bank (or any successor thereto) from time to time or (3) the rate for the deposit facility of the central banking system of the Participating Member States, as published by the European Central Bank (or any successor thereto) from time to time and (II) the Floor.

“Change of Control” means an event or series of events by which (a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of 50% or more of the equity securities of the Borrower entitled to vote for members of the board of directors or equivalent governing body of the Borrower on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right); or (b) during any period of 24 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Borrower cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body.

“Closing Date” is defined in Section 4.1.

“Code” means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

“Commitment” means a Revolving Credit Commitment, a Letter of Credit Commitment or a Swing Line Commitment.

“Commitment Increase” is defined in Section 2.14.

“Commitment Termination Event” means:

(a)            any Event of Default described in clauses (b) through (d) of Section 7.1.6 shall occur with respect to the Borrower;

(b)            the occurrence and continuance of any Event of Default (other than as described in clause (a) above) and the giving of notice by the Administrative Agent, acting at the direction of the Required Lenders, to the Borrower that the Commitments have been terminated; or

(c)            the occurrence and continuance of a Prepayment Event and the giving of notice by the Administrative Agent, acting at the direction of the Required Lenders, to the Borrower that the Commitments have been terminated.

“Committed Currencies” means Sterling and Euros.

“Conforming Changes” means, with respect to either the use or administration of Adjusted Term SOFR, Adjusted Daily Simple RFR or the Adjusted EURIBOR Rate or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “ABR,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,”, the definition of “Target Day”, the definition of “RFR Business Day”, the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 2.17.1 and other technical, administrative or operational matters) that the Administrative Agent, in consultation with the Borrower, decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent, in consultation with the Borrower, decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent, in consultation with the Borrower, decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).

“Consenting Lender” is defined in Section 2.16(b).

“Controlled Group” means all members of a controlled group of corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414(b) or 414(c) of the Code or Section 4001 of ERISA.

“Convert”, “Conversion” and “Converted” each refers to a conversion of Revolving Credit Advances of one Type into Revolving Credit Advances of the other Type pursuant to Section 2.9.

~~“Covenant Modification Date” means the first date after January 1, 2022 as so designated in a written notice, executed by the chief financial officer, the treasurer or the corporate controller of the Borrower, to the Administrative Agent as the “Covenant Modification Date”; provided that such notice shall provide reasonably detailed calculations, in form and substance reasonably satisfactory to the Administrative Agent, demonstrating compliance with the covenants set forth in Section 6.2.4 of this Agreement as of the most recently ended Fiscal Quarter for which financial statements were required to be delivered pursuant to Section 6.1.1 of this Agreement.~~

“Daily Simple RFR” means, for any day (an “RFR Interest Day”), an interest rate per annum equal to, for any RFR Advance denominated in Sterling, SONIA for the day that is 5 RFR Business Days prior to (A) if such RFR Interest Day is a RFR Business Day, such RFR Interest Day or (B) if such RFR Interest Day is not a RFR Business Day, the RFR Business Day immediately preceding such RFR Interest Day.

“Declining Lender” has the meaning specified in Section 2.16(b).

“Default” means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

“Defaulting Lender” means, subject to Section 2.15(d), at any time, any Lender that, at such time (a) has failed to (i) fund all or any portion of its Advances within two Business Days of the date such Advances were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, any Issuing Bank, any Swing Line Bank or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swing Line Advances) within two Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent or any Issuing Bank or Swing Line Bank in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund an Advance hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any debtor relief law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a governmental authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such governmental authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.15(d)) upon delivery of written notice of such determination to the Borrower, each Issuing Bank, each Swing Line Bank and each Lender.

“Designated Assets” means the Vessels known on the Waiver Effective Date as (i) Symphony of the Seas, (ii) Oasis of the Seas, (iii) Harmony of the Seas, (iv) Spectrum of the Seas, (v) Quantum of the Seas, (vi) Ovation of the Seas and (vii) Anthem of the Seas (it being understood that such Vessels shall remain “Designated Assets” regardless of any change in name or ownership after the Waiver Effective Date).

“Designated Holdco Subsidiaries” means one or more Subsidiaries of the Borrower that directly own any of the equity interests issued by any Subsidiary of the Borrower that owns any Designated Assets.

“Designated Indebtedness” means any Indebtedness that is incurred by (a) the Borrower and guaranteed by one or more Designated Holdco Subsidiaries or (b) one or more Designated Holdco Subsidiaries. For the avoidance of doubt, Designated Indebtedness shall not include (x) any Indebtedness under any Permitted Secured Facility or (y) issuances of unsecured commercial paper incurred in the ordinary course of business of the Borrower and its Subsidiaries.

“Designated Release Event” means any event or other circumstance that results in all Designated Indebtedness created, incurred or assumed after the Waiver Effective Date no longer remaining outstanding (whether as a result of repayment, redemption or otherwise).

“Disclosure Schedule” means the Disclosure Schedule attached hereto as Schedule II.

“Dollar” and the sign “$” mean lawful money of the United States.

“Dollar Equivalent” means, for any amount, at the time of determination thereof, (a) if such amount is expressed in Dollars, such amount, (b) if such amount is expressed in an Committed Currency, the equivalent of such amount in Dollars determined by using the rate of exchange for the purchase of Dollars with the Committed Currency last provided (either by publication or otherwise provided to the Administrative Agent) by Reuters on the Business Day (New York City time) immediately preceding the date of determination or if such service ceases to be available or ceases to provide a rate of exchange for the purchase of Dollars with the Committed Currency, as provided by such other publicly available information service which provides that rate of exchange at such time in place of Reuters chosen by the Administrative Agent in its sole discretion (or if such service ceases to be available or ceases to provide such rate of exchange, the equivalent of such amount in Dollars as determined by the Administrative Agent using any method of determination it deems appropriate in its reasonable discretion) and (c) if such amount is denominated in any other currency, the equivalent of such amount in Dollars as determined by the Administrative Agent using any method of determination it deems appropriate in its reasonable discretion.

“Effective Date” means April 5, 2019.

“Environmental Laws” means all applicable federal, state, local or foreign statutes, laws, ordinances, codes, rules and regulations (including consent decrees and administrative orders) relating to the protection of the environment.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA also refer to any successor sections.

“EURIBOR Advance” means an Advance that bears interest at a rate based on the Adjusted EURIBOR Rate.

“EURIBOR Rate” means, with respect to any Borrowing denominated in Euros and for any Interest Period, the EURIBOR Screen Rate, two TARGET Days prior to the commencement of such Interest Period.

“EURIBOR Screen Rate” means the euro interbank offered rate administered by the European Money Markets Institute (or any other person which takes over the administration of that rate) for any Interest Period displayed (before any correction, recalculation or republication by the administrator) on page EURIBOR01 of the Thomson Reuters screen (or any replacement Thomson Reuters page which displays that rate) or on the appropriate page of such other information service which publishes that rate from time to time in place of Thomson Reuters as published at approximately 11:00 a.m. Brussels time two TARGET Days prior to the commencement of such Interest Period. If such page or service ceases to be available, the Administrative Agent may specify another page or service displaying the relevant rate after consultation with the Borrower.

“Euro” or “€” means the lawful currency of the European Union as constituted by the Treaty of Rome which established the European Community, as such treaty may be amended from time to time and as referred to in the legislative measures of the European Council for the introduction of, changeover to or operation of a single or unified European currency.

“Event of Default” is defined in Section 7.1.

“Existing Credit Agreement” means the Credit Agreement dated as of June 15, 2015, as amended and restated as of December 4, 2017, and as further amended, supplemented or otherwise modified from time to time prior to the ~~date hereof~~Effective Date, among the Borrower, the lenders parties thereto and The Bank of Nova Scotia, as administrative agent.

“Existing Principal Subsidiaries” means each Subsidiary of the Borrower that is a Principal Subsidiary on the Effective Date.

“Extended Advance” means an Extended Revolving Credit Advance or a Swing Line Advance. As of the ~~First~~October 2023 Extension Amendment Effective Date, the Extended Advances are entirely comprised of Extended Revolving Credit Advances.

“Extended Commitment” means an Extended Revolving Credit Commitment, a Letter of Credit Commitment or a Swing Line Commitment.

“Extended Lender” means an “~~Extended~~Extending Lender” (as defined in the ~~2022~~October 2023 Extension Amendment).

“Extended Lender Event of Default” means any Event of Default arising from the breach of Section 6.2.9 of this Agreement.

“Extended Lender Prepayment Event” means any Prepayment Event arising from the breach of Section 6.2.9 of this Agreement.

“Extended Revolving Credit Advance” means (a) a Revolving Credit Advance held by an Extended Lender or a Lender to whom such a Revolving Credit Advance was assigned pursuant to the terms of this Agreement or (b) a Revolving Credit Advance made with respect to a Non-Extended Commitment that was converted into an Extended Revolving Credit Commitment pursuant to Section 2.14. As of the ~~First~~October 2023 Extension Amendment Effective Date and after giving effect to the prepayments and commitment reductions that occurred on such date, the aggregate principal amount of Extended Revolving Credit Advances is $~~1,171,793,454.54~~241,995,849.01, and the Extended Advances of each Lender are set forth on Schedule I hereto.

“Extended Revolving Credit Commitment” means (a) a Revolving Credit Commitment held by an Extended Lender or a Lender to whom such a Revolving Credit Commitment was assigned pursuant to the terms of this Agreement or (b) a Revolving Credit Commitment held by a Lender that has converted its Non-Extended Commitment into an Extended Revolving Credit Commitment pursuant to Section 2.14. As of the ~~First~~October 2023 Extension Amendment Effective Date and after giving effect to the prepayments and commitment reductions that occurred on such date, the aggregate principal amount of Extended Revolving Credit Commitments is $~~1,202,400,000.00~~1,574,680,000, and the Extended Revolving Credit Commitment of each Lender is set forth on Schedule I hereto.

“Extension Date” is defined in Section 2.16.

“FATCA” means Sections 1471 through 1474 of the Code, as in effect at the date hereof (or any amended or successor version that is substantively comparable), any current or future regulations promulgated thereunder or official interpretations thereof, any agreements entered into pursuant to section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or official practices adopted pursuant to any published intergovernmental agreement entered into in connection with the implementation of such sections of the Code, any published intergovernmental agreement entered into in connection with the implementation of such Sections of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to such published intergovernmental agreements.

“Federal Funds Rate” means, for any day, the greater of (a) the rate calculated by the Federal Reserve Bank of New York based on such day’s Federal funds transactions by depositary institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the Federal funds effective rate and (b) the Floor.

~~“First Extension Amendment Effective Date” means January 12, 2023.~~

“First Priority Guaranty” is defined in Section 6.2.11(b).

“First Waiver Extension Date” means July 28, 2020.

“Fiscal Quarter” means any quarter of a Fiscal Year.

“Fiscal Year” means any annual fiscal reporting period of the Borrower.

“Fixed Charge Coverage Ratio” means, as of the end of any Fiscal Quarter, the ratio computed for the period of four consecutive Fiscal Quarters ending on the close of such Fiscal Quarter of:

(a)            ~~(i)~~ net cash from operating activities (determined in accordance with GAAP) for such period~~; or~~

~~(ii)            for each of the first three Fiscal Quarters ending after the last day of the Waiver Period (and, for purposes of determining whether a Covenant Modification Date has occurred, the Fiscal Quarter most recently ended prior to the proposed Covenant Modification Date for which financial statements were required to be delivered pursuant to Section 6.1.1 of this Agreement), Annualized Net Cash from Operating Activities for such period,~~

~~in each case~~  as shown in the Borrower’s consolidated statements of cash flows for such period, to

(b)            the sum of:

(i)            dividends actually paid by the Borrower during such period (including, without limitation, dividends in respect of preferred stock of the Borrower); plus

(ii)            scheduled cash payments of principal of all debt less New Financings (determined in accordance with GAAP, but in any event including Capitalized Lease Liabilities),

in each case, of the Borrower and its Subsidiaries for such period.

“Floor” means a rate of interest equal to 0.00%.

“F.R.S. Board” means the Board of Governors of the Federal Reserve System or any successor thereto.

“GAAP” is defined in Section 1.4.

“Government-related Obligations” means obligations of the Borrower or any Subsidiary of the Borrower under, or Indebtedness incurred by the Borrower or any Subsidiary of the Borrower to satisfy obligations under, any governmental requirement imposed by any Applicable Jurisdiction that must be complied with to enable the Borrower and its Subsidiaries to continue their business in such Applicable Jurisdiction, excluding, in any event, any taxes imposed on the Borrower or any Subsidiary of the Borrower.

“Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Guarantors” means those certain Subsidiaries of the Borrower that guarantee the Obligations from time to time.

“Hedging Instruments” means options, caps, floors, collars, swaps, forwards, futures and any other agreements, options or instruments substantially similar thereto or any series or combination thereof used to hedge interest, foreign currency and commodity exposures.

“herein”, “hereof”, “hereto”, “hereunder” and similar terms contained in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular Section, paragraph or provision of this Agreement or such other Loan Document.

“IFRS” is defined in Section 1.4.

“Increased Commitment Date” is defined in Section 2.14(b).

“Increasing Lenders” is defined in Section 2.14(a).

“Indebtedness” means, for any Person: (a) obligations created, issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such property from such Person); (b) obligations of such Person to pay the deferred purchase or acquisition price of property or services, other than (i) trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within 180 days of the date the respective goods are delivered or the respective services are rendered and (ii) any purchase price adjustment, earnout or deferred payment of a similar nature incurred in connection with an acquisition (but only to the extent that no payment has at the time accrued pursuant to such purchase price adjustment, earnout or deferred payment obligation); (c) Indebtedness of others secured by a Lien on the property of such Person, whether or not the respective indebtedness so secured has been assumed by such Person; (d) obligations of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for the account of such Person; (e) Capital Lease Obligations of such Person; (f) guarantees by such Person of Indebtedness of others, up to the amount of Indebtedness so guaranteed by such Person; (g) obligations of such Person in respect of surety bonds and similar obligations; and (h) liabilities arising under Hedging Instruments.

“Indemnified Liabilities” is defined in Section 11.4.

“Indemnified Parties” is defined in Section 11.4.

“Interest Period” means, for each SOFR Advance or EURIBOR Advance comprising part of the same Revolving Credit Borrowing, the period commencing on the date of such SOFR Advance or EURIBOR Advance, as applicable, or the date of the Conversion of any ABR Advance into such SOFR Advance or EURIBOR Advance, as applicable, and ending on the last day of the period selected by the Borrower pursuant to the provisions below and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Borrower pursuant to the provisions below.  The duration of each such Interest Period shall be one, three or six months, and subject to clause (c) of this definition, such longer period as the Borrower and the Lenders may agree, as the Borrower may select, upon notice delivered in accordance with Article II of this Agreement in substantially the form of Exhibit C hereto (such notice delivered in accordance with this definition, an “Interest Period Notice”); provided, however, that:

(a)            the Borrower may not select any Interest Period for Non-Extended Advances that ends after the latest Termination Date then in effect with respect to such Non-Extended Advances, and the Borrower may not select any Interest Period for Extended Advances that ends after the latest Termination Date then in effect with respect to such Extended Advances;

(b)            Interest Periods commencing on the same date for SOFR Advances or EURIBOR Advances comprising part of the same Revolving Credit Borrowing shall be of the same duration (without limiting the ability of the Borrower to have more than one Borrowing on the same date);

(c)            the Borrower shall not be entitled to select an Interest Period having duration of longer than ~~twelve~~six months unless, by 2:00 P.M. (New York City time) on (x) in the case of EURIBOR Advances denominated in Euros, the third Business Day prior to the first day of such Interest Period or (y) in the case of SOFR Advances denominated in Dollars, the second Business Day prior to the first day of such Interest Period, each Lender notifies the Administrative Agent that such Lender will be providing funding for such Revolving Credit Borrowing with such Interest Period (the failure of any Lender to so respond by such time being deemed for all purposes of this Agreement as an objection by such Lender to the requested duration of such Interest Period); provided that, if any or all of the Lenders object to the requested duration of such Interest Period, the duration of the Interest Period for such Revolving Credit Borrowing shall be one, ~~two,~~ three~~,~~ or six ~~or twelve~~ months, as specified by the Borrower in the applicable Notice of Revolving Credit Borrowing as the desired alternative to such requested Interest Period;

(d)            whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day; provided, however, that, if in the case of an Interest Period of longer than seven days such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day;

(e)            whenever the first day of any Interest Period of longer than seven days occurs on a day of an initial calendar month for which there is no numerically corresponding day in the calendar month that succeeds such initial calendar month by the number of months equal to the number of months in such Interest Period, such Interest Period shall end on the last Business Day of such succeeding calendar month; and

(f)            the Borrower may not select an Interest Period of seven days more than twelve times in any calendar year.

“Interest Period Notice” has the meaning assigned to such term in the definition of “Interest Period”.

“Issuance” with respect to any Letter of Credit means the issuance, amendment, renewal or extension of such Letter of Credit.

“Issuing Bank” means (a) a Lender Party listed on Schedule I hereto with a Letter of Credit Commitment, (b) any other Lender acceptable to the Borrower in its discretion so long as such Lender expressly agrees to perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as an Issuing Bank and notifies the Administrative Agent of its lending office (which information shall be recorded by the Administrative Agent in the Register), or (c) or any office, branch, subsidiary or Affiliate of the forgoing, in the case of each of the forgoing clauses (a) through (c), for so long as such Issuing Bank or Lender, as the case may be, shall have a Letter of Credit Commitment.

“January 2023 Extension Amendment” means that certain Amendment to Credit Agreement and Appointment of Successor Administrative Agent, dated as of the January 2023 Extension Amendment Effective Date, by and among the Borrower, Scotiabank, JPMorgan and the Lenders and other financial institutions party thereto.

“January 2023 Extension Amendment Effective Date” means January 12, 2023.

“January 2023 Non-Extended Advance” means any “Non-Extended Advance” (as defined in the January 2023 Extension Amendment) that is not an Extended Revolving Credit Advance. As of the October 2023 Extension Amendment Effective Date, the aggregate principal amount of January 2023 Non-Extended Advances is $144,129,566.24, and the January 2023 Non-Extended Advances of each Lender are set forth on Schedule I hereto.

“January 2023 Non-Extended Commitment” means any “Non-Extended Commitment” (as defined in the January 2023 Extension Amendment) that is not an Extended Revolving Credit Commitment. As of the October 2023 Extension Amendment Effective Date, the aggregate principal amount of January 2023 Non-Extended Commitments is $144,600,000.02, and the January 2023 Non-Extended Commitment of each Lender is set forth on Schedule I hereto.

“L/C Cash Collateral Account” means an interest bearing cash collateral account to be established and maintained by the Administrative Agent, over which the Administrative Agent (for the benefit of the Issuing Banks) shall have sole dominion and control, upon terms as may be satisfactory to the Administrative Agent.

“L/C Exposure” means, at any time, the sum of (a) the aggregate Available Amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all disbursements under

Letters of Credit that have not yet been reimbursed by or on behalf of the Borrower at such time. The L/C Exposure of any Lender at any time shall be its Ratable Share of the total L/C Exposure at such time, as may be adjusted in accordance with Section 2.15(a)(i).

“L/C Related Documents” is defined in Section 2.6(b)(i).

“Lender” means each Lender Party listed on Schedule I hereto with a Revolving Credit Commitment, each Added Lender and their respective successors and assigns.

“Lender Assignment Agreement” means a Lender Assignment Agreement substantially in the form of Exhibit D.

“Lender Parties” is defined in the preamble. Unless the context otherwise requires, the term “Lender Parties” includes the Issuing Banks and the Swing Line Bank.

“Letter of Credit” is defined in Section 2.1(b).

“Letter of Credit Agreement” is defined in Section 2.3(a).

“Letter of Credit Commitment” means, with respect to each Issuing Bank, the obligation of such Issuing Bank to issue Letters of Credit for the account of the Borrower and its Subsidiaries in (a) the Dollar amount set forth opposite the Issuing Bank’s name on Schedule I hereto under the caption “Letter of Credit Commitment,” (b) if such Issuing Bank has become a Lender hereunder pursuant to an Added Lender Agreement, the Dollar amount set forth in such Added Lender Agreement or (c) if such Issuing Bank has entered into one or more Lender Assignment Agreements, the Dollar amount set forth for such Issuing Bank in the Register maintained by the Administrative Agent pursuant to Section 11.11.3 as such Issuing Bank’s “Letter of Credit Commitment,” in each case as such amount may be reduced prior to such time pursuant to Section 2.5 or increased pursuant to Section 2.14; provided, however, (i) the Letter of Credit Commitment of Scotiabank shall, upon the permanent cancellation ~~of~~or reduction of the face amount of any Scotiabank Letter of Credit, automatically decrease by the face amount of such Scotiabank Letter of Credit or the amount of such reduction, as applicable, and (ii) the Letter of Credit Commitment of JPM shall, at such time, automatically increase by such amount; provided, further, that in no event shall the Letter of Credit Commitment of JPM exceed the maximum amount of the Letter of Credit Facility.

“Letter of Credit Facility” means, at any time, an amount equal to the least of (a) the aggregate amount of the Issuing Banks’ Letter of Credit Commitments at such time, (b) $175,000,000 and (c) the aggregate amount of the Revolving Credit Commitments, as such amount may be reduced at or prior to such time pursuant to Section 2.5.

“Lien” means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property to secure payment of a debt or performance of an obligation or other priority or preferential arrangement of any kind or nature whatsoever.

“Loan Document” means this Agreement, the First Priority Guaranty (if then in effect pursuant to the terms hereof), the Subordinated Guaranty (if then in effect pursuant to the terms hereof), the Notes, if any, each amendment to this Agreement and any other document designated by the Borrower and the Administrative Agent as a Loan Document.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations or financial condition of the Borrower and its Subsidiaries taken as a whole, (b) the rights and remedies of the Administrative Agent or any Lender Party under the Loan Documents or (c) the ability of the Borrower to perform its payment Obligations under the Loan Documents.

“Material Litigation” is defined in Section 5.8.

“Maximum Amount” means, as of any date of determination, an amount equal to (a) $4,000,000,000, minus (b) the aggregate outstanding principal amount of all indebtedness (other than, for the avoidance of doubt, any monetary obligations in respect of credit card processing arrangements or any other similar arrangements) that is guaranteed by the Priority Holdco Subsidiaries on a pari passu basis with the First Priority Guaranty (assuming any undrawn commitments in respect thereof are fully drawn), plus (c) on and after the occurrence of a Priority Release Event, an amount equal to $1,000,000,000.

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

“Net Debt” means, at any time, the aggregate outstanding principal amount of all debt (including, without limitation, Capitalized Lease Liabilities) of the Borrower and its Subsidiaries (determined on a consolidated basis in accordance with GAAP) less the sum of (without duplication);

(a)            all cash on hand of the Borrower and its Subsidiaries; plus

(b)            all Cash Equivalents;

provided that for purposes of determining the Net Debt to Capitalization Ratio for all periods commencing after October 1, 2022, the 2.875% Convertible Debt and the 4.25% Convertible Debt shall be deemed not to be debt.

“Net Debt to Capitalization Ratio” means, as at any date, the ratio of (a) Net Debt on such date to (b) Capitalization on such date.

“New Financings” means proceeds from:

(a)            borrowed money (whether by loan or issuance and sale of debt securities), including drawings under this Agreement and any other revolving credit facilities, and

(b)            the issuance and sale of equity securities.

“Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (i) requires the approval of all or all affected Lenders in accordance with the terms of Section 11.1 and (ii) has been approved by the Required Lenders.

“Non-Defaulting Lenders” is defined in Section 2.15(a).

“Non-Extended Advance” means a January 2023 Non-Extended Advance, a October 2023 Non-Extended Advance and any other Revolving Credit Advance that is not an Extended Revolving Credit Advance. ~~As of the First Extension Amendment Effective Date, the aggregate principal amount of Non-Extended Advances is $704,206,545.45.~~

“Non-Extended Commitment” means a January 2023 Non-Extended Commitment, a October 2023 Non-Extended Commitment and any other Revolving Credit Commitment that is not an Extended Revolving Credit Commitment. ~~As of the First Extension Amendment Effective Date, the aggregate principal amount of Non-Extended Commitments is $722,600,000.00 and the Non-Extended Commitment of each Lender is set forth on Schedule I hereto.~~

“Note” means a promissory note of the Borrower payable to any Lender, delivered pursuant to a request made under Section 2.13 in substantially the form of Exhibit A hereto or such other form as the Administrative Agent and the Borrower reasonably agree, evidencing the aggregate indebtedness of the Borrower to such Lender resulting from the Advances made by such Lender.

“Notice” is defined in Section 11.2(c).

“Notice Date” has the meaning specified in Section 2.16(b).

“Notice of Issuance” is defined in Section 2.3(a).

“Notice of Revolving Credit Borrowing” is defined in Section 2.2(a).

“Notice of Swing Line Borrowing” is defined in Section 2.2(b).

“Obligations” means all obligations (monetary or otherwise) of the Borrower arising under or in connection with this Agreement and the Notes.

“October 2023 Extension Amendment” means that certain Amendment to Credit Agreement, dated as of October 4, 2023, by and among the Borrower, JPMorgan and the Lenders and other financial institutions party thereto.

“October 2023 Extension Amendment Effective Date” means October 4, 2023.

“October 2023 Non-Extended Advance” means any “Extended Advance” (as defined in the January 2023 Extension Amendment) that is not an Extended Revolving Credit Advance. As of the October 2023 Extension Amendment Effective Date, the aggregate principal amount of October 2023 Non-Extended Advances is $160,974,584.71, and the October 2023 Non-Extended Advances of each Lender are set forth on Schedule I hereto.

“October 2023 Non-Extended Commitment” means any “Extended Revolving Credit Commitment” (as defined in the January 2023 Extension Amendment) that is not an Extended Revolving Credit Commitment. As of the October 2023 Extension Amendment Effective Date, the aggregate principal amount of October 2023 Non-Extended Commitments is $161,500,000, and the October 2023 Non-Extended Commitment of each Lender is set forth on Schedule I hereto.

“Organic Document” means, relative to the Borrower, its articles of incorporation (inclusive of any articles of amendment to its articles of incorporation) and its by-laws.

“Other Beneficiary Party” means each agent, trustee or other representative (other than a Beneficiary Party) for any agreement which evidences any obligation of the Borrower or any of its Subsidiaries (other than any unsecured debt securities or any Permitted Secured Facility) outstanding on the Waiver Effective Date, in each case, as such agreement or any of the obligations thereunder may be amended, restated, supplemented, refinanced or otherwise modified from time to time, so long as such amendment, restatement, refinancing or other modification does not increase the aggregate principal amount of obligations thereunder to an amount that is more than the obligations outstanding thereunder as of the Waiver Effective Date plus the amount of any uncommitted incremental facilities available thereunder as of the Waiver Effective Date plus the amount of unpaid accrued interest and premium thereon and underwriting discounts, fees, commissions and expenses, associated with such amendment, restatement, supplement, refinancing or other modification.

“Other Revolving Facility” means that certain Credit Agreement, as amended and restated on October 12, 2017, among the Borrower, the various financial institutions party thereto, as lenders, and JPMorgan, as successor administrative agent to Nordea Bank ABP, New York Branch, in each case as may be amended, amended and restated, supplemented, extended, refinanced, replaced and/or otherwise modified from time to time.

“Participant” is defined in Section 11.11.2.

“Participant Register” is defined in Section 11.11.2(f).

“Participating Member State” means any member state of the European Union that has the euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union.

“Payment” is defined in Section 10.13(a).

“Payment Notice” is defined in Section 10.13(b).

“Payment Office” means, for any Committed Currency, such office of JPMorgan as shall be from time to time selected by the Administrative Agent and notified by the Administrative Agent to the Borrower and the Lender Parties.

“Pension Plan” means a “pension plan,” as such term is defined in section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in section 4001(a)(3) of ERISA), and to which the Borrower or any corporation, trade or business that is, along with the Borrower, a member of a Controlled Group, may have liability, including any liability by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

“Periodic Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR.”

“Permitted Early Refinancing” means, (i) with respect to any January 2023 Non-Extended Commitments, any permanent termination of January 2023 Non-Extended Commitments or any prepayment of outstanding January 2023 Non-Extended Advances to the extent such prepayment (a) accompanies the permanent termination of ~~the~~such January 2023 Non-Extended Commitments in respect of such January 2023 Non-Extended Advances ~~and~~, (b) is applied to all then outstanding January 2023 Non-Extended Advances on a pro rata basis and (c) is funded substantially concurrently with the receipt of the proceeds of indebtedness that is not prohibited by this Agreement from being incurred and (ii) with respect to any October 2023 Non-Extended Commitments, any permanent termination of October 2023 Non-Extended Commitments or any prepayment of outstanding October 2023 Non-Extended Advances to the extent such prepayment (a) accompanies the permanent termination of such October 2023 Non-Extended Commitments in respect of such October 2023 Non-Extended Advances, (b) is applied to all then outstanding October 2023 Non-Extended Advances on a pro rata basis and (c) is funded substantially concurrently with the receipt of the proceeds of indebtedness that is not prohibited by this Agreement from being incurred.

“Permitted Secured Facility” means (a) the Secured Indenture or (b) any other Indebtedness incurred by the Borrower or its Subsidiaries that is (i) permitted under Section 6.2.3 of this Agreement, (ii) secured solely by Permitted Secured Facility Collateral and (iii) guaranteed only by the Secured Facility Guarantors, as amended, restated, supplemented or otherwise modified from time to time (but always subject to the limitations in clause (b)).

“Permitted Secured Facility Collateral” means (a) any and all assets that constitute (or purport to constitute) Collateral (as defined in the Secured Indenture) as of March 30, 2021, and (b) any other asset of the Borrower that is subject to a lien to secure obligations under any Permitted Secured Facility (which, for the avoidance of doubt, shall not include any Designated Assets or Priority Assets).

“Person” means any natural person, corporation, partnership, limited liability company, firm, association, trust, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

“Prepayment Event” is defined in Section 8.1.

“Prime Rate” means the rate of interest per annum last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the F.R.S. Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the F.R.S. Board (as determined by the Administrative Agent). Any change in the Prime Rate shall take effect at the opening of business on the day such change is publicly announced or quoted as being effective.

“Principal Subsidiary” means any Subsidiary of the Borrower that owns a Vessel.

“Priority Assets” means the Vessels known on the Waiver Effective Date as (i) Azamara Quest, (ii) Azamara Pursuit, (iii) Azamara Journey, (iv) Celebrity Edge, (v) Celebrity Apex, (vi)

Celebrity Flora, (vii) Celebrity Xpedition, (viii) Celebrity Xperience, (ix) Celebrity Xploration, (x) Monarch, (xi) Horizon and (xii) Sovereign (it being understood that such Vessels shall remain “Priority Assets” regardless of any change in name or ownership after the Waiver Effective Date).

“Priority Holdco Subsidiaries” means (a) RCL Cruises Ltd. or any other Subsidiaries of the Borrower that directly own all of the equity interests in (i) RCL TUI Cruises German Verwaltungs GmbH and (ii) RCL TUI Cruises German Holding GmbH & Co. KG and (b) one or more Subsidiaries that directly own any of the equity interests issued by any other Subsidiary of the Borrower that owns any Priority Asset. For the avoidance of doubt, Priority Holdco Subsidiaries shall not include any Principal Subsidiary.

“Priority Release Event” means any event or other circumstance that results in no Permitted Secured Facility remaining outstanding (whether as a result of repayment, redemption or otherwise).

“Ratable Share” of any amount means, with respect to any Lender at any time, the product of such amount times a fraction, the numerator of which is the amount of such Lender’s Revolving Credit Commitment at such time (or, if the Revolving Credit Commitments shall have been terminated, such Lender’s Revolving Credit Commitment as in effect immediately prior to such termination) and the denominator of which is the aggregate amount of all Revolving Credit Commitments at such time (or, if the Revolving Credit Commitments shall have been terminated, the aggregate amount of all Revolving Credit Commitments as in effect immediately prior to such termination); provided that in the case of Section 2.15 when a Defaulting Lender shall exist, “Ratable Share” shall mean the percentage of the total Revolving Credit Commitments (disregarding any Defaulting Lender’s Revolving Credit Commitments) represented by such Lender’s Revolving Credit Commitment.

“Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is the Term SOFR Rate, 5:00 a.m. (Chicago time) on the day that is two U.S. Government Securities Business Days preceding the date of such setting, (2) if such Benchmark is EURIBOR Rate, 11:00 a.m. Brussels time two TARGET Days preceding the date of such setting, (3) if such Benchmark is SONIA, then four RFR Business Days prior to such setting, or (4) if such Benchmark is none of the Term SOFR Rate, the EURIBOR Rate or SONIA, the time determined by the Administrative Agent in its reasonable discretion.

“Register” is defined in Section 11.11.3.

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors (including lawyers and accountants) and representatives of such Person and of such Person’s Affiliates.

“Relevant Governmental Body” means (i) with respect to a Benchmark Replacement in respect of Advances denominated in Dollars, the F.R.S. Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the F.R.S. Board and/or the Federal Reserve Bank of New York or, in each case, any successor thereto, (ii) with respect to a Benchmark Replacement in respect of Advances denominated in Sterling, the Bank of England, or a committee officially endorsed or convened by the Bank of England or, in each case, any successor thereto and (iii) with respect to a Benchmark Replacement in respect of Advances denominated in Euros, the European Central Bank, or a committee officially endorsed or convened by the European Central Bank or, in each case, any successor thereto.

“Relevant Rate” means (i) with respect to any Borrowing denominated in Dollars, the Adjusted Term SOFR Rate, (ii) with respect to any Borrowing denominated in Euros, the Adjusted EURIBOR Rate or (iii) with respect to any Borrowing denominated in Sterling, the Adjusted Daily Simple RFR.

“Relevant Screen Rate” means (i) with respect to any Borrowing denominated in Dollars, the Term SOFR Reference Rate and (ii) with respect to any Borrowing denominated in Euros, the EURIBOR Screen Rate

“Required Extended Lenders” means, at any time, Extended Lenders that, in the aggregate, hold more than 50% of the aggregate unpaid principal amount (based on the Dollar Equivalent at such time) of the Extended Advances or, if no such principal amount is then outstanding, Extended Lenders that in the aggregate have more than 50% of the Extended Revolving Credit Commitments; provided that if any Extended Lender shall be a Defaulting Lender at such time, there shall be excluded from the determination of Required Extended Lenders at such time the Extended Revolving Credit Commitments and Extended Advances of such Lender at such time.

“Required Lenders” means, at any time, Lenders that, in the aggregate, hold more than 50% of the aggregate unpaid principal amount (based on the Dollar Equivalent at such time) of the Revolving Credit Advances or, if no such principal amount is then outstanding, Lenders that in the aggregate have more than 50% of the Revolving Credit Commitments; provided that if any Lender shall be a Defaulting Lender at such time, there shall be excluded from the determination of Required Lenders at such time the Revolving Credit Commitments of such Lender at such time.

“Rescindable Amount” is defined in Section 2.11(d).

“Resignation Effective Date” is defined in Section 10.7(a).

“Revaluation Date” means (a) with respect to any Advance denominated in any Committed Currency, each of the following: (i) the date of the Borrowing of such Advance and (ii) (A) with respect to any SOFR Advance or any EURIBOR Advance, each date of a conversion into or continuation of such Advance pursuant to the terms of this Agreement and (B) with respect to any RFR Advance, each date that is on the numerically corresponding day in each calendar month that is one month after the Borrowing of such Advance (or, if there is no such numerically corresponding day in such month, then the last day of such month) and (b) with respect to any Letter of Credit denominated in a Committed Currency, each of the following: (i) the date on which such Letter of Credit is issued, (ii) the first Business Day of each calendar month and (iii) the date of any amendment of such Letter of Credit that has the effect of increasing the face amount thereof.

“Revolving Credit Advance” means an advance by a Lender to the Borrower as part of a Revolving Credit Borrowing and refers to an ABR Advance, a SOFR Advance, a EURIBOR Advance or an RFR Advance (each of which shall be a “Type” of Revolving Credit Advance).

“Revolving Credit Borrowing” means a borrowing consisting of Extended Revolving Credit Advances ~~or~~, January 2023 Non-Extended Advances or October 2023 Non-Extended Advances, in each case, of the same Type and, if applicable, having the same Interest Period, made by each of the relevant Lenders.

“Revolving Credit Borrowing Minimum” means, in respect of Revolving Credit Advances denominated in Dollars, $5,000,000, in respect of Revolving Credit Advances denominated in Sterling, £5,000,000 and, in respect of Revolving Credit Advances denominated in Euros, €5,000,000.

“Revolving Credit Borrowing Multiple” means, in respect of Revolving Credit Advances denominated in Dollars, $1,000,000 in respect of Revolving Credit Advances denominated in Sterling, £1,000,000 and, in respect of Revolving Credit Advances denominated in Euros, €1,000,000.

“Revolving Credit Commitment” means as to any Lender (a) the Dollar amount set forth opposite such Lender’s name on Schedule I hereto as such Lender’s “Revolving Credit Commitment” or (b) if such Lender has become a Lender hereunder pursuant to an Added Lender Agreement, the Dollar amount set forth in such Added Lender Agreement or (c) if such Lender has entered into a Lender Assignment Agreement, the Dollar amount set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 11.11.3, as such amount may be reduced pursuant to Section 2.5 or increased pursuant to Section 2.14.

“Revolving Credit Exposure” means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender’s Revolving Credit Advances and its L/C Exposure and Swing Line Exposure at such time.

“RFR” means SONIA.

“RFR Advance” means an Advance that bears interest at a rate based on the Adjusted Daily Simple RFR.

“RFR Business Day” means, any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which banks are closed for general business in London.

“RFR Interest Day” has the meaning specified in the definition of “Daily Simple RFR”.

“S&P” means S&P Global Ratings and any successor thereto.

“Sanctioned Country” means, at any time, a country, region or territory which is itself the subject or target of any Sanctions (at the time of the ~~First~~October 2023 Extension Amendment Effective Date, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, the Crimea Region of Ukraine, Cuba, Iran, North Korea and Syria).

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, Global Affairs Canada or by the United Nations Security Council, the European Union or any European Union member state, His Majesty’s

Treasury of the United Kingdom or any Person 50% or more owned or otherwise controlled by any such Person or Persons, as applicable under relevant Sanctions, or (b) any Person that is the target of blocking Sanctions, even if not appearing on any Sanctions-related list (e.g., the governments of Sanctioned Countries or the government of Venezuela) or (c) any Person located, organized or resident in a Sanctioned Country.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, Canada or (b) the United Nations Security Council, the European Union, any European Union member state or His Majesty’s Treasury of the United Kingdom.

“Scotiabank ~~Letters~~Letter of Credit” means ~~the Letters of~~any Letter of Credit issued by Scotiabank as Issuing Bank and outstanding as of the ~~First~~October 2023 Extension Amendment Effective Date.

“Secured Facility Guarantors” means those certain Subsidiaries of the Borrower that guarantee the Secured Indenture as of the ~~First~~October 2023 Extension Amendment Effective Date and any of their respective Subsidiaries.

“Secured Indenture” means that certain Indenture dated as of May 19, 2020, among the Borrower, certain subsidiaries of the Borrower, and The Bank of New York Mellon Trust Company, N.A., as trustee and security agent, as in effect on the First Waiver Extension Date.

“Senior Debt Rating” means, as of any date, (a) the implied senior debt rating of the Borrower for debt pari passu in right of payment and in right of collateral security with the Obligations as given by Moody’s and S&P or (b) in the event the Borrower receives an actual unsecured senior debt rating (apart from an implied rating) from Moody’s and/or S&P, such actual rating or ratings, as the case may be (and in such case the Senior Debt Rating shall not be determined by reference to any implied senior debt rating from either agency). For purposes of the foregoing, (i) if only one of S&P and Moody’s shall have in effect a Senior Debt Rating, the Applicable Margin and the Applicable Percentage shall be determined by reference to the available rating; (ii) if neither S&P nor Moody’s shall have in effect a Senior Debt Rating, the Applicable Margin and the Applicable Percentage will be set in accordance with Level ~~5~~7 under the definition of “Applicable Margin” or “Applicable Percentage,” as the case may be, unless (A) within 21 days of being notified by the Administrative Agent that both Moody’s and S&P have ceased to give a Senior Debt Rating, the Borrower has obtained from at least one of such agencies a private implied rating for its senior debt or (B) having failed to obtain such private rating within such 21-day period, the Borrower and the Lenders shall have agreed within a further 15-day period (during which period the Borrower and the Agents shall consult in good faith to find an alternative method of providing an implied rating of the Borrower’s senior debt) on an alternative rating method, which agreed alternative shall apply for the purposes of this Agreement; (iii) if the ratings established by S&P and Moody’s shall fall within different levels, the Applicable Margin and the Applicable Percentage shall be based upon the higher rating unless such ratings differ by two or more levels, in which case the applicable level will be deemed to be one level below the higher of such levels; (iv) if any rating established by S&P or Moody’s shall be changed, such change shall be effective as of the date on which such change is first announced publicly by the rating agency making such change; and (v) if S&P or Moody’s shall change the basis on which ratings are established, each reference to the Senior Debt Rating announced by S&P or Moody’s, as the case may be, shall refer to the then equivalent rating by S&P or Moody’s, as the case may be.

“SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“SOFR Advance” means an Advance that bears interest at a rate based on Adjusted Term SOFR, other than pursuant to clause (c) of the definition of “ABR.”

“SONIA” means, with respect to any Business Day, a rate per annum equal to the Sterling Overnight Index Average for such Business Day published by the SONIA Administrator on the SONIA Administrator’s Website on the immediately succeeding Business Day.

“SONIA Administrator” means the Bank of England (or any successor administrator of the Sterling Overnight Index Average).

“SONIA Administrator’s Website” means the Bank of England’s website, currently at http://www.bankofengland.co.uk, or any successor source for the Sterling Overnight Index Average identified as such by the SONIA Administrator from time to time.

“Specified Designated Holdco Subsidiaries” means those certain Designated Holdco Subsidiaries that are obligors with respect to any Designated Indebtedness.

“Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentage (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the F.R.S. Board to which the Administrative Agent is subject with respect to the Adjusted EURIBOR Rate, for eurocurrency funding (currently referred to as “Eurocurrency liabilities” in Regulation D) or any other reserve ratio or analogous requirement of any central banking or financial regulatory authority imposed in respect of the maintenance of the Commitments or the funding of the Advances. Such reserve percentage shall include those imposed pursuant to Regulation D. Advances for which the associated Benchmark is adjusted by reference to the Statutory Reserve Rate (per the related definition of such Benchmark) shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“Sterling” means the lawful currency of the United Kingdom of Great Britain and Northern Ireland.

“Stockholders’ Equity” means, as at any date, the Borrower’s stockholders’ equity on such date, excluding Accumulated Other Comprehensive Income (Loss), determined in accordance with GAAP; provided that:

for purposes of calculating compliance with the financial covenants contained in Section 6.2.4, for all periods commencing after October 1, 2022, the amount of the 4.25% Convertible Debt and 2.875% Convertible Debt will be accounted for as equity and accordingly shall be added to Stockholders’ Equity; provided that, for the Fiscal Quarter ended March 31, 2023, the amount of the 4.25% Convertible Debt shall be deemed to be $1,150,000,000 minus (i) the amount of the 4.25% Convertible Debt that the Borrower has elected to settle in cash (rather than equity) in accordance with Section 14.02 of the 4.25% Convertible Notes Indenture and (ii) the value of any new equity securities issued by the Borrower in replacement or settlement in equity securities of any 4.25% Convertible Debt; provided, further, that, on and after (x) the 4.25% Maturity Date, only the amount of 4.25% Convertible Debt actually converted into equity securities and (y) the 2.875% Maturity Date, only the amount of 2.875% Convertible Debt actually converted to equity securities, shall, in each case, be added to Stockholders’ Equity; and

(a)            any non-cash charge to Stockholders’ Equity resulting (directly or indirectly) from a change after the Effective Date in GAAP or in the interpretation thereof shall be disregarded in the computation of Stockholders’ Equity such that the amount of any reduction thereof resulting from such charge shall be added back to Stockholders’ Equity;

(b)            (i) any non-cash write-off to Stockholders’ Equity with respect to the Fiscal Year ended December 31, 2020 and (ii) any non-cash write-off to goodwill with respect to any Fiscal Year commencing after December 31, 2020, shall be disregarded in the computation of Stockholders’ Equity such that the amount of any reduction thereof resulting from such write-offs shall be added back to Stockholders’ Equity;

(c)            any non-cash write-off to Stockholders’ Equity with respect to the Fiscal Year ended December 31, 2021 or December 31, 2022 (excluding any such write-offs to goodwill with respect to either such Fiscal Year) shall be disregarded in the computation of Stockholders’ Equity such that the amount of any reduction thereof resulting from such write-off shall be added back to Stockholders’ Equity; provided that the aggregate amount of such write-offs added back to Stockholders’ Equity pursuant to this clause (c) shall not exceed the greater of (i) 10.0% of the total assets of the Borrower and its Subsidiaries taken as a whole as determined in accordance with GAAP as at the last day of the most recently ended Fiscal Quarter and (ii) $3,000,000,000;

(d)            “net loss attributable to Royal Caribbean Cruises Ltd.” (but excluding any net loss associated with an impairment or write-off added back pursuant to clause (b) or (c) above), determined in accordance with GAAP as shown in the Borrower’s consolidated statement of comprehensive (loss) income, attributable to the Fiscal Years ended December 31, 2021 or December 31, 2022 (excluding, for the avoidance of doubt, any such amount attributable to goodwill or write-offs with respect the Fiscal Year ended December 31, 2020) shall be added back to Stockholders’ Equity; provided that the aggregate amount added back to Stockholders’ Equity pursuant to clause (c) above and this clause (d) shall not exceed $4,500,000,000; and

(e)            the impact on the computation of Stockholders’ Equity of one-time expenses (including, without limitation, prepayment penalties) related to the refinancing of secured or guaranteed Indebtedness of the Borrower or its Subsidiaries in respect of any Fiscal Quarter commencing after March 31, 2020, shall be disregarded in the computation of Stockholders’ Equity such that the amount of any reduction thereof resulting from such expenses shall be added back to Stockholders’ Equity.

For the avoidance of doubt, no item added back to Stockholders’ Equity pursuant to clause (b), clause (c), clause (d) or clause (e) shall also be added back pursuant to any other such clause.

“Subordinated Guaranty” is defined in Section 6.2.11(c).

“Subsidiary” means, with respect to any Person, any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person.

“Swing Line Advance” means an advance made by the Swing Line Bank pursuant to Section 2.1(c) or any Lender pursuant to Section 2.2(b).

“Swing Line Bank” means JPMorgan.

“Swing Line Borrowing” means a borrowing consisting of a Swing Line Advance made by the Swing Line Bank.

“Swing Line Commitment” means the amount set forth opposite the Swing Line Bank’s name on Schedule I hereto, as such amount may be reduced pursuant to Section 2.5.

“Swing Line Exposure” means, at any time, the aggregate principal amount of all Swing Line Advances outstanding at such time. The Swing Line Exposure of any Lender at any time shall be its Ratable Share of the total Swing Line Exposure at such time, as may be adjusted in accordance with Section 2.15(a)(i).

“Swing Line Facility” is defined in Section 2.1(c).

“TARGET2” means the Trans-European Automated Real-time Gross Settlement Express Transfer payment system which utilizes a single shared platform and which was launched on November 19, 2007.

“TARGET Day” means any day on which TARGET2 (or, if such payment system ceases to be operative, such other payment system, if any, determined by the Administrative Agent to be a suitable replacement) is open for the settlement of payments in Euro.

“Taxes” is defined in Section 3.6.

“Term SOFR” means (a) for any calculation with respect to a SOFR Advance, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 P.M. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and (b) for any calculation with respect to an ABR Advance on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “ABR Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 P.M. (New York City time) on any ABR Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such ABR Term SOFR Determination Day.

“Term SOFR Adjustment” means a percentage equal to 0.10% per annum.

“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion).

“Term SOFR Reference Rate” means the forward-looking term rate based on SOFR.

“Termination Date” means (i) with respect to the January 2023 Non-Extended Commitments and the January 2023 Non-Extended Advances, the earliest of (a) April 5, 2024, subject to the extension thereof pursuant to Section 2.16, (b) the date of termination in whole of the January 2023 Non-Extended Commitments pursuant to Section 2.5 and (c) the date on which any Commitment Termination Event occurs; provided, however, that the Termination Date with respect to any January 2023 Non-Extended Advance and January 2023 Non-Extended Commitment of any Lender that does not consent to any requested extension pursuant to Section 2.16 shall be the Termination Date in effect with respect to such January 2023 Non-Extended Advance and January 2023 Non-Extended Commitment immediately prior to the applicable Extension Date for all purposes of this Agreement, ~~and~~ (ii) with respect to the ~~Extended~~October 2023 Non-Extended Commitments and the ~~Extended~~October 2023 Non-Extended Advances, the

earliest of (a) April 12, 2025, subject to the extension thereof pursuant to Section 2.16, (b) the date of termination in whole of the ~~Extended~~October 2023 Non-Extended Commitments pursuant to Section 2.5 and (c) the date on which any Commitment Termination Event occurs; provided, however, that the Termination Date with respect to any October 2023 Non-Extended Advance and October 2023 Non-Extended Commitment of any Lender that does not consent to any requested extension pursuant to Section 2.16 shall be the Termination Date in effect with respect to such October 2023 Non-Extended Advance and October 2023 Non-Extended Commitment immediately prior to the applicable Extension Date for all purposes of this Agreement, and (iii) with respect to the Extended Commitments and the Extended Advances, the earliest of (a) October 4, 2026, subject to the extension thereof pursuant to Section 2.16, (b) the date of termination in whole of the Extended Commitments pursuant to Section 2.5 and (c) the date on which any Commitment Termination Event occurs; provided, however, that the Termination Date with respect to any Extended Advance and Extended Commitment of any Lender that does not consent to any requested extension pursuant to Section 2.16 shall be the Termination Date in effect with respect to such Extended Advance and Extended Commitment immediately prior to the applicable Extension Date for all purposes of this Agreement; provided, further, in each case, if such date is not a Business Day, the Termination Date shall be the next preceding Business Day.

“Type” when used in reference to any Advance or Borrowing, refers to whether the rate of interest on such Advance, or on the Advances comprising such Borrowing, is determined by reference to Adjusted Term SOFR, ABR, the Adjusted EURIBOR Rate or the Adjusted Daily Simple RFR.

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“Unissued Letter of Credit Commitment” means, with respect to any Issuing Bank, the obligation of such Issuing Bank to issue Letters of Credit for the account of the Borrower or any of its Subsidiaries in an amount equal to the excess of (a) the amount of its Letter of Credit Commitment over (b) the aggregate Available Amount of all Letters of Credit issued by such Issuing Bank.

“United States” or “U.S.” means the United States of America, its fifty States and the District of Columbia.

“Unsecured Indenture” means that certain Indenture dated as of June 9, 2020, among the Borrower, RCI Holdings LLC, and The Bank of New York Mellon Trust Company, N.A., as trustee, as in effect on the First Waiver Extension Date.

“Unused Commitment” means, with respect to each Lender at any time, (a) such Lender’s Revolving Credit Commitment at such time minus (b) the sum of (i) the aggregate principal amount of all Advances made by such Lender (in its capacity as a Lender, and not as a Swing Line Bank) and outstanding at such time, plus (ii) such Lender’s Ratable Share of (A) the aggregate Available Amount of all the Letters of Credit outstanding at such time, (B) the aggregate principal amount of all Advances made by each Issuing Bank pursuant to Section 2.3(c) that have not been ratably funded by such Lender and outstanding at such time and (C) the aggregate principal amount of all Swing Line Advances then outstanding.

“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“Vessel” means a passenger cruise vessel owned by the Borrower or one of its Subsidiaries.

“Waiver Effective Date” means May 7, 2020.

~~“Waiver Period” means the period commencing on the Waiver Effective Date and ending on the earlier of (i) September 30, 2022 and (ii) the Covenant Modification Date.~~

Section 1.2.      Use of Defined Terms; Other Definitional Provisions.

(a)            Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall, when capitalized, have such meanings when used in the Disclosure Schedule and in each Note, Notice of Revolving Credit Borrowing, Notice of Swing Line Borrowing, Notice of Issuance, notice and other communication delivered from time to time in connection with this Agreement or any other Loan Document.

(b)            Any reference herein to a merger, transfer, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company shall constitute a separate Person hereunder (and each division of any limited liability company that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity).

Section 1.3.      Cross-References. Unless otherwise specified, references in this Agreement and in each other Loan Document to any Article or Section are references to such Article or Section of this Agreement or such other Loan Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

Section 1.4.      Accounting and Financial Determinations. Unless otherwise specified, all accounting terms used herein or in any other Loan Document shall be interpreted, all accounting determinations and computations hereunder or thereunder (including under Section 6.2.4) shall be made, and all financial statements required to be delivered hereunder or thereunder shall be prepared, in accordance with United States generally accepted accounting principles (“GAAP”) consistently applied (or, if not consistently applied, accompanied by details of the inconsistencies); provided that if the Borrower elects to apply or is required to apply International Financial Reporting Standards (“IFRS”) accounting principles in lieu of GAAP, upon any such election and notice to the Administrative Agent, references herein to GAAP shall thereafter be construed to mean IFRS (except as otherwise provided in this Agreement); provided, further, that if, as a result of (i) any change in GAAP or IFRS or in the interpretation thereof or (ii) the application by the Borrower of IFRS in lieu of GAAP, in each case, after the date of the financial statements referred to in Section 5.6, there is a change in the manner of determining any of the items referred to herein that are to be determined by reference to GAAP, and the effect of such change would (in the reasonable opinion of the Borrower or the Administrative Agent) be such as to affect the basis or efficacy of the covenants contained in Section 6.2.4 in ascertaining the financial condition of the Borrower or the consolidated financial condition of the Borrower and its Subsidiaries and the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate such change occurring after the date hereof in GAAP or the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), then such item shall for the purposes of such Sections of this Agreement continue to be determined in accordance with GAAP relating thereto as GAAP were applied immediately prior to such change in GAAP or in the interpretation thereof until such notice shall have been withdrawn or such provision amended in accordance herewith. Notwithstanding the foregoing, all obligations of any person that are or would be characterized as operating lease obligations in accordance with GAAP as in effect on December 31, 2018 (whether or not such operating lease obligations were in effect on such date) shall continue to be accounted for as operating lease obligations for purposes of this Agreement regardless of any change in GAAP following December 31, 2018, that would otherwise require such obligations to be recharacterized (on a prospective or retroactive basis or otherwise) as capitalized leases; provided that, for clarification purposes, operating leases recorded as liabilities on the balance sheet due to a change in accounting treatment, or otherwise, shall for all purposes not be treated as Indebtedness, Capital Lease Obligations or Capitalized Lease Liabilities.

Section 1.5.      Exchange Rates. The Administrative Agent or the applicable Issuing Bank, as applicable, shall determine the Dollar Equivalent amounts of EURIBOR Advances or RFR Advances or Letter of Credit extensions denominated in Committed Currencies. Such Dollar Equivalent amounts shall become effective as of such Revaluation Date and shall be the Dollar Equivalent of such amounts until the next Revaluation Date to occur. Except for purposes of financial statements delivered by the Borrower hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any Agreed Currency (other than Dollars) for purposes of the Loan Documents shall be such Dollar Equivalent amount as so determined by the Administrative Agent or the applicable Issuing Bank, as applicable.

Article II

COMMITMENTS, BORROWING PROCEDURES AND NOTES

Section 2.1.      The Advances and Letters of Credit. (a)  Revolving Credit Advances. Each Lender severally agrees, on the terms and conditions hereinafter set forth, to make Revolving Credit Advances to the Borrower from time to time on any Business Day during the period from the Closing Date until the Termination Date applicable to such Lender in an amount (based in respect of any Revolving Credit Advances to be denominated in a Committed Currency by reference to the Dollar Equivalent thereof determined on the date of delivery of the applicable Notice of Revolving Credit Borrowing) not to exceed such Lender’s Unused Commitment. Each Revolving Credit Borrowing shall be in an amount not less than the Revolving Credit Borrowing Minimum or the Revolving Credit Borrowing Multiple in excess thereof and shall consist of Revolving Credit Advances of the same Type and in the same currency made on the same day by the Lenders ratably according to their respective Revolving Credit Commitments. Within the limits of each Lender’s Revolving Credit Commitment, the Borrower may borrow under this Section 2.1(a), prepay pursuant to Section 2.10 and reborrow under this Section 2.1(a) (it being understood that (i) Non-Extended Advances may not be prepaid pursuant to Section 2.10 unless the outstanding principal amount of Extended Advances is zero before giving effect to such prepayment and (ii) until the Termination Date with respect to the Non-Extended Commitments, the Borrower may not borrow Extended Advances if there are unused Non-Extended Commitments available at such time).

(b)            Letters of Credit. Each Issuing Bank agrees, on the terms and conditions hereinafter set forth, in reliance upon the agreements of the Lenders set forth in this Agreement, to issue letters of credit (each, a “Letter of Credit”) denominated in Dollars or a Committed Currency for the account of the Borrower and its Subsidiaries from time to time on any Business Day during the period from the Closing Date until 30 days before the latest Termination Date in effect at the date of issuance thereof in an aggregate Available Amount (based in respect of any Letters of Credit to be denominated in a Committed Currency by reference to the Dollar Equivalent thereof determined on the date of delivery of the applicable Notice of Issuance) (i) for all Letters of Credit issued by each Issuing Bank not to exceed at any time the lesser of (x) the Letter of Credit Facility at such time and (y) such Issuing Bank’s Letter of Credit Commitment at such time and (ii) for each such Letter of Credit not to exceed an amount equal to the Unused Commitments of the Lenders at such time; provided that no Letter of Credit shall have an expiration date later than five Business Days prior to the Termination Date of Lenders having Commitments in an amount equal to or exceeding the available undrawn amount of all Letters of Credit after giving effect to the issuance of such Letter of Credit. No Letter of Credit shall have an expiration date (including all rights of the Borrower or the beneficiary to require renewal) later than five Business Days before the latest Termination Date. Within the limits referred to above, the Borrower may from time to time request the Issuance of Letters of Credit under this Section 2.1(b). Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the Dollar Equivalent of the stated amount of such Letter of Credit available to be drawn at such time; provided that with respect to any Letter of Credit that, by its terms, provides for one or more automatic increases in the available amount thereof, the amount of such Letter of Credit shall be deemed to be the Dollar Equivalent of the maximum amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum amount is available to be drawn at such time.

(c)            The Swing Line Advances. The Swing Line Bank agrees, on the terms and conditions hereinafter set forth, to make Swing Line Advances denominated in Dollars to the Borrower from time to time on any Business Day during the period from the Closing Date until the Termination Date applicable to the Swing Line Bank in an aggregate principal amount (i) for all Swing Line Advances made by the Swing Line Bank not to exceed at any time the lesser of (x) $~~300,000,000~~225,000,000 (the “Swing Line Facility”) and (y) the Swing Line Bank’s Swing Line Commitment at such time and (ii) in an amount for each such Advance not to exceed the Unused Commitments of the Lenders on such Business Day. No Swing Line Advance shall be used for the purpose of funding the payment of principal of any other Swing Line Advance. Each Swing Line Borrowing shall be in an amount of $1,000,000 or an integral multiple thereof. Within the limits of the Swing Line Facility and within the limits referred to in clause (ii) above, the Borrower may borrow under this Section 2.1(c), prepay pursuant to Section 2.10 and reborrow under this Section 2.1(c).

Section 2.2.      Making the Advances. (a)  Except as otherwise provided in Section 2.2(b) or Section 2.3(c), each Revolving Credit Borrowing shall be made on notice, given not later than (w) 11:00 A.M. (New York City time) on the second Business Day prior to the date of the proposed Revolving Credit Borrowing in the case of a Revolving Credit Borrowing consisting of SOFR Advances, (x) 12:00 P.M. (New York City time) on the third Business Day prior to the date of the proposed Revolving Credit Borrowing in the case of a Revolving Credit Borrowing consisting of EURIBOR Advances, (y) 12:00 P.M. (New York City time) on the fifth RFR Business Day prior to the date of the proposed Revolving Credit Borrowing in the case of a Revolving Credit Borrowing consisting of RFR Advances or (z) 11:00 A.M. (New York City time) on the date of the proposed Revolving Credit Borrowing in the case of a Revolving Credit Borrowing consisting of ABR Advances, by the Borrower to the Administrative Agent by telecopier or other electronic transmission, which shall give to each Lender prompt notice (in the case of a proposed Revolving Credit Borrowing consisting of ABR Advances, by 12:00 P.M. (New York City time)) thereof by telecopier or other electronic transmission. Each such notice of a Revolving Credit Borrowing (a “Notice of Revolving Credit Borrowing”) shall be by telephone, confirmed promptly in writing, telecopier or other electronic transmission in substantially the form of Exhibit B-1 hereto, specifying therein the requested (i) date of such Revolving Credit Borrowing and portion of the Advances comprising such Revolving Credit Borrowing that will be Extended Revolving Credit Advances, January 2023 Non-Extended Advances and/or October 2023 Non-Extended Advances, (ii) Type of Advances comprising such Revolving Credit Borrowing, (iii) aggregate amount of such Revolving Credit Borrowing, and (iv) in the case of a Revolving Credit Borrowing consisting of SOFR Advances or EURIBOR Advances, initial Interest Period and currency (which shall be an Agreed Currency) for each such Revolving Credit Advance.  Each applicable Lender shall, before 11:00 A.M. (New York City time) on the date of such Revolving Credit Borrowing, in the case of a Revolving Credit Borrowing consisting of SOFR Advances or EURIBOR Advances, before 1:00 P.M. (New York City time) on the date of such Revolving Credit Borrowing, in the case of a Revolving Credit Borrowing consisting of ABR Advances and before 11:00 A.M. (London time) on the date of such Revolving Credit Borrowing, in the case of a Revolving Credit Borrowing consisting of RFR Advances, make available for the account of its lending office to the Administrative Agent at the applicable Administrative Agent’s Account, in same day funds, such Lender’s ratable portion of such Revolving Credit Borrowing. After the Administrative Agent’s receipt of such funds and upon fulfillment of the applicable conditions set forth in Section 4.2 the Administrative Agent will make such funds available to the Borrower at the account of the Borrower specified in the applicable Notice of Revolving Credit Borrowing; provided, however, that, if such borrowing is denominated in Dollars, the Administrative Agent shall first make a portion of such funds equal to the aggregate principal amount of any Swing Line Advances made by the Swing Line Bank and by any other Lender and outstanding on the date of such Revolving Credit Borrowing, plus interest accrued and unpaid thereon to and as of such date, available to the Swing Line Bank and such other Lenders for repayment of such Swing Line Advances.

(b)            Each Swing Line Borrowing shall be made on notice, given not later than 1:00 P.M. (New York City time) on the date of the proposed Swing Line Borrowing by the Borrower to the Swing Line Bank and the Administrative Agent, of which the Administrative Agent shall give prompt notice to the Lenders. Each such notice of a Swing Line Borrowing (a “Notice of Swing Line Borrowing”) shall be by telephone, confirmed promptly in writing, telecopier or other electronic transmission in substantially the form of Exhibit B-2 hereto, specifying therein the requested (i) date of such Borrowing, (ii) amount of such Borrowing and (iii) maturity of such Borrowing (which maturity shall be no later than the tenth day after the requested date of such Borrowing). The Swing Line Bank shall, before 4:00 P.M. (New York City time) on the date of such Swing Line Borrowing, make the Swing Line Borrowing available to the Administrative Agent at the Administrative Agent’s Account, in same day funds. After the Administrative Agent’s receipt of such funds and upon fulfillment of the applicable conditions set forth in Section 4.2, the Administrative Agent will make such funds available to the Borrower at the account of the Borrower specified in the applicable Notice of Swing Line Borrowing. Upon written demand by the Swing Line Bank, with a copy of such demand to the Administrative Agent, each other Lender will purchase from the Swing Line Bank, and the Swing Line Bank shall sell and assign to each such other Lender, such other Lender’s Ratable Share (after giving effect to the reallocation provisions of this subsection) of such outstanding Swing Line Advance, by making available for the account of its lending office to the Administrative Agent for the account of the Swing Line Bank, by deposit to the Administrative Agent’s Account, in same day funds, an amount equal to the portion of the outstanding principal amount of such Swing Line Advance to be purchased by such Lender. The Borrower hereby agrees to each such sale and assignment. Each Lender agrees to purchase its Ratable Share (after giving effect to the reallocation provisions of this subsection) of an outstanding Swing Line Advance on (i) the Business Day on which demand therefor is made by the Swing Line Bank; provided that notice of such demand is given not later than 11:00 A.M. (New York City time) on such Business Day or (ii) the first Business Day next succeeding such demand if notice of such demand is given after such time. Upon any such assignment by the Swing Line Bank to any other Lender of a portion of a Swing Line Advance, the Swing Line Bank represents and warrants to such other Lender that the Swing Line Bank is the legal and beneficial owner of such interest being assigned by it, but makes no other representation or warranty and assumes no responsibility with respect to such Swing Line Advance, this Agreement, the Notes or the Borrower. If and to the extent that any Lender shall not have so made the amount of such Swing Line Advance available to the Administrative Agent, such Lender agrees to pay to the Administrative Agent forthwith on demand such amount together with interest thereon, for each day from the date such Lender is required to have made such amount available to the Administrative Agent until the date such amount is paid to the Administrative Agent, at the Federal Funds Rate. If such Lender shall pay to the Administrative Agent such amount for the account of the Swing Line Bank on any Business Day, such amount so paid in respect of principal shall constitute a Swing Line Advance made by such Lender on such Business Day for purposes of this Agreement, and the outstanding principal amount of the Swing Line Advance made by the Swing Line Bank shall be reduced by such amount on such Business Day. If the Termination Date shall have occurred in respect of any Revolving Credit Commitments at a time when any other Revolving Credit Commitments are in effect with a later Termination Date, then on the earliest occurring Termination Date all then-outstanding Swing Line Advances shall be repaid in full (and there shall be no adjustment to the participations in such Swing Line Advances as a result of the occurrence of such earliest Termination Date); provided, however, that if on the occurrence of such earliest Termination Date (after giving effect to any repayments of Revolving Credit Advances and any reallocation of Letter of Credit participations as contemplated in Section 2.3(b)), there shall exist sufficient unutilized Revolving Credit Commitments so that the respective outstanding Swing Line Advances could be incurred pursuant to such Revolving Credit Commitments which will remain in effect after the occurrence of such earliest Termination Date, then there shall be an automatic adjustment on such date of the risk participations of each

Lender holding such unutilized Revolving Credit Commitments and such outstanding Swing Line Advances shall be deemed to have been incurred solely pursuant to such relevant Revolving Commitments of such unutilized Revolving Credit Commitments and such Swing Line Advances shall not be so required to be repaid in full on such earliest Termination Date.

(c)            Anything in subsection (a) above to the contrary notwithstanding, (i) the Borrower may not select SOFR Advances for any Revolving Credit Borrowing if the aggregate amount of such Revolving Credit Borrowing is less than the Revolving Credit Borrowing Minimum or if the obligation of the Lenders to make SOFR Advances shall then be suspended pursuant to Section 2.8 or 3.1 and (ii) the SOFR Advances may not be outstanding as part of more than 15 separate Revolving Credit Borrowings.

(d)            Each Notice of Revolving Credit Borrowing and Notice of Swing Line Borrowing shall be irrevocable and binding on the Borrower. In the case of any Revolving Credit Borrowing that the related Notice of Revolving Credit Borrowing specifies is to be comprised of SOFR Advances, the Borrower shall indemnify each applicable Lender in accordance with Section 3.4.

(e)            Unless the Administrative Agent shall have received notice from an applicable Lender or the Swing Line Bank prior to the time of any Revolving Credit Borrowing or Swing Line Borrowing, as the case may be, that such Lender or the Swing Line Bank will not make available to the Administrative Agent such Lender’s or the Swing Line Bank’s ratable portion of such Revolving Credit Borrowing or Swing Line Borrowing, as the case may be, the Administrative Agent may assume that such Lender or the Swing Line Bank has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with subsection (a) or (b) of this Section 2.2, as applicable, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Lender or the Swing Line Bank shall not have so made such ratable portion available to the Administrative Agent, such Lender and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at (i) in the case of the Borrower, the interest rate applicable at the time to the Advances comprising such Borrowing and (ii) in the case of such Lender or the Swing Line Bank, (A) the Federal Funds Rate in the case of Advances denominated in Dollars or (B) the cost of funds incurred by the Administrative Agent in respect of such amount in the case of Advances denominated in Committed Currencies. If such Lender or the Swing Line Bank shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Lender’s or the Swing Line Bank’s Advance as part of such Borrowing for purposes of this Agreement.

(f)            The failure of any Lender to make the Revolving Credit Advance to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Revolving Credit Advance on the date of such Revolving Credit Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Revolving Credit Advance to be made by such other Lender on the date of any Revolving Credit Borrowing.

(g)            If any Lender shall default in its obligations under Section 2.1, the Agents shall, at the request of the Borrower, use reasonable efforts to find a bank or other financial institution acceptable to the Borrower and reasonably acceptable to the Administrative Agent, the Swing Line Bank and each Issuing Bank to replace such Lender on terms acceptable to the Borrower and to have such bank or other financial institution replace such Lender.

(h)            Each Lender may, if it so elects, fulfill its obligation to make or continue Advances hereunder by causing one of its foreign branches or Affiliates (or an international banking facility created by such Lender) to make or maintain such Advance; provided that such Advance shall nonetheless be deemed to have been made and to be held by such Lender, and the obligation of the Borrower to repay such Advance shall nevertheless be to such Lender for the account of such foreign branch, Affiliate or international banking facility.

(i)            Subject to Section 2.17, each Borrowing shall be comprised (i) in the case of Borrowings in Dollars, entirely of ABR Advances or SOFR Advances, (ii) in the case of Borrowings in Sterling, entirely of RFR Advances and (iii) in the case of Borrowings in Euro, entirely EURIBOR Advances, as the Borrower may request in accordance herewith. Each ~~Swingline Loan~~Swing Line Advance shall be an ABR Advance.

Section 2.3.      Issuance of and Drawings and Reimbursement Under Letters of Credit. (a)  Request for Issuance. (i) Each Letter of Credit shall be issued upon notice, given not later than 11:00 A.M. (New York City time) on the fifth Business Day prior to the date of the proposed Issuance of such Letter of Credit (or on such shorter notice as the applicable Issuing Bank may agree), by the Borrower to any Issuing Bank, and such Issuing Bank shall give the Administrative Agent, prompt notice thereof. Each such notice by the Borrower of Issuance of a Letter of Credit (a “Notice of Issuance”) shall be by telecopier, other electronic transmission or telephone, confirmed immediately in writing, specifying therein the requested (A) date of such Issuance (which shall be a Business Day), (B) Available Amount of such Letter of Credit, (C) expiration date of such Letter of Credit, (D) name and address of the beneficiary of such Letter of Credit and (E) form of such Letter of Credit, such Letter of Credit shall be issued pursuant to such application and agreement for letter of credit as such Issuing Bank and the Borrower shall agree for use in connection with such requested Letter of Credit (a “Letter of Credit Agreement”). If the requested form of such Letter of Credit is acceptable to such Issuing Bank in its reasonable discretion (it being understood that any such form shall have only explicit documentary conditions to draw and shall not include discretionary conditions), such Issuing Bank will, upon fulfillment of the applicable conditions set forth in Section 4.2, make such Letter of Credit available to the Borrower at its office referred to in Section 11.2 or as otherwise agreed with the Borrower in connection with such Issuance. In the event and to the extent that the provisions of any Letter of Credit Agreement shall conflict with this Agreement, the provisions of this Agreement shall govern.

(b)            Participations. By the Issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing or decreasing the amount thereof) and without any further action on the part of the applicable Issuing Bank or the Lenders, such Issuing Bank hereby grants to each Lender, and each Lender hereby acquires from such Issuing Bank, a participation in such Letter of Credit equal to such Lender’s Ratable Share (after giving effect to the reallocation provisions of this subsection) of the Available Amount of such Letter of Credit. The Borrower hereby agrees to each such participation. In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of such Issuing Bank, such Lender’s Ratable Share (after giving effect to the reallocation provisions of this subsection) of each drawing made under a Letter of Credit funded by such Issuing Bank and not reimbursed by the Borrower on the date made, or of any reimbursement payment required to be refunded to the Borrower for any reason, which amount will be advanced, and deemed to be an Advance to the Borrower hereunder, regardless of the satisfaction of the conditions set forth in Section 4.2. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Revolving Credit Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Lender further acknowledges and agrees that its participation in each Letter of Credit will be automatically adjusted to reflect such Lender’s Ratable Share of the Available Amount of such Letter of Credit at each time such Lender’s Revolving Credit Commitment is amended pursuant to a Commitment Increase in accordance with Section 2.14, an assignment in accordance with Section 11.11.1 or otherwise pursuant to this Agreement. If the Termination Date in respect of any Revolving Credit Commitments occurs prior to the expiration of any Letter of Credit, then (i) if, on the date that is five Business Days prior to such Termination Date, other Revolving Credit Commitments in respect of which the Termination Date shall not have occurred are then in effect, such Letters of Credit shall automatically, on such fifth Business Day prior to such Termination Date, be deemed to have been issued (including for purposes of the obligations of the Lenders to purchase participations therein and to make Advances and payments in respect thereof pursuant to this Agreement) under (and ratably participated in by Lenders pursuant to) such other Revolving Credit Commitments up to an aggregate amount not to exceed the aggregate principal amount of the unutilized amount of such other Revolving Credit Commitments at such time (it being understood that no partial face amount of any Letter of Credit may be so reallocated) and (ii) to the extent not reallocated pursuant to immediately preceding clause (i), the Borrower shall cash collateralize or backstop any such Letter of Credit on the earlier of (x) the date during such five Business Day period that the Administrative Agent requests such cash collateralization or backstopping and (y) such Termination Date. Except to the extent of reallocations of participations described in this Section 2.3(b) the occurrence of a Termination Date with respect to a given Revolving Credit Commitment shall have no effect upon (and shall not diminish) the percentage participations of the Lenders in any Letter of Credit issued before such Termination Date.

(c)            Drawing and Reimbursement. The payment by an Issuing Bank of a draft drawn under any Letter of Credit which is not reimbursed by the Borrower on the date made shall constitute for all purposes of this Agreement the making by any such Issuing Bank of an Advance, which, in the case of a Letter of Credit denominated in Dollars, shall be a ABR Advance in the amount of such draft, and, in the case of a Letter of Credit denominated in a Committed Currency, shall be a ABR Advance in an amount equal to the Dollar Equivalent of such Committed Currency determined on the date of such drawing, without regard to whether the making of such an Advance would exceed such Issuing Bank’s Unused Commitment. Each Issuing Bank shall give prompt notice of each drawing under any Letter of Credit issued by it to the Borrower and the Administrative Agent. Upon written demand by such Issuing Bank, with a copy of such demand to the Administrative Agent and the Borrower, each Lender shall pay to the Administrative Agent such Lender’s Ratable Share (after giving effect to the reallocation provisions of Section 2.3(b))

of such outstanding Advance pursuant to Section 2.3(b). Each Lender acknowledges and agrees that its obligation to make Advances pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Revolving Credit Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Promptly after receipt thereof, the Administrative Agent shall transfer such funds to such Issuing Bank. Each Lender agrees to fund its Ratable Share (after giving effect to the reallocation provisions of Section 2.3(b)) of an outstanding Advance on (i) the Business Day on which demand therefor is made by such Issuing Bank; provided that notice of such demand is given not later than 11:00 A.M. (New York City time) on such Business Day, or (ii) the first Business Day next succeeding such demand if notice of such demand is given after such time. If and to the extent that any Lender shall not have so made the amount of such Advance available to the Administrative Agent, such Lender agrees to pay to the Administrative Agent forthwith on demand such amount together with interest thereon, for each day from the date of demand by any such Issuing Bank until the date such amount is paid to the Administrative Agent, at the Federal Funds Rate for its account or the account of such Issuing Bank, as applicable. If such Lender shall pay to the Administrative Agent such amount for the account of any such Issuing Bank on any Business Day, such amount so paid in respect of principal shall constitute an Advance made by such Lender on such Business Day for purposes of this Agreement, and the outstanding principal amount of the Advance made by such Issuing Bank shall be reduced by such amount on such Business Day.

(d)            Letter of Credit Reports.  Each Issuing Bank shall furnish (A) to the Administrative Agent and the Borrower on the fifth Business Day of each month a written report summarizing Issuance and expiration dates of Letters of Credit issued by such Issuing Bank during the preceding month and drawings during such month under all Letters of Credit and (B) to the Administrative Agent and the Borrower on the fifth Business Day of each calendar quarter a written report setting forth the average daily aggregate Available Amount during the preceding calendar quarter of all Letters of Credit issued by such Issuing Bank. The Administrative Agent shall furnish copies of such reports to the Lenders reasonably promptly after receipt thereof.

(e)            Failure to Make Advances. The failure of any Lender to make the Advance to be made by it on the date specified in Section 2.3(c) shall not relieve any other Lender of its obligation hereunder to make its Advance on such date, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on such date.

(f)            No Obligation. An Issuing Bank shall not be under any obligation to issue any Letter of Credit if:

(i)	any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such Issuing Bank from issuing such Letter of Credit, or any law applicable to such Issuing Bank shall prohibit, or require that such Issuing Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such Issuing Bank is not otherwise compensated hereunder) not in effect on the ~~Second~~October 2023 Extension Amendment Effective Date, or shall impose upon such Issuing Bank any unreimbursed loss, cost or expense that was not applicable on the ~~Second~~October 2023 Extension Amendment Effective Date and that such Issuing Bank in good faith deems material to it; or

(ii)	the issuance of such Letter of Credit would violate one or more policies of such Issuing Bank applicable to letters of credit generally.

(g)            Letters of Credit Issued for Account of Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder supports any obligations of, or is for the account of, a Subsidiary, or states that a Subsidiary is the “account party,” “applicant,” “customer,” “instructing party,” or the like of or for such Letter of Credit, and without derogating from any rights of the applicable Issuing Bank (whether arising by contract, at law, in equity or otherwise) against such Subsidiary in respect of such Letter of Credit, the Borrower (i) shall reimburse, indemnify and compensate the applicable Issuing Bank hereunder for such Letter of Credit (including to reimburse any and all drawings thereunder) as if such Letter of Credit had been issued solely for the account of the Borrower and (ii) irrevocably waives any and all defenses that might otherwise be available to it as a guarantor or surety of any or all of the obligations of such Subsidiary in respect of such Letter of Credit. The Borrower hereby acknowledges that the issuance of such Letters of Credit for its Subsidiaries inures to the benefit of the Borrower, and that the Borrower’s business derives substantial benefits from the businesses of such Subsidiaries.

Section 2.4.      Fees.

(a)            Facility Fee. The Borrower agrees to pay to the Administrative Agent for the account of each Lender a facility fee on the aggregate amount of such Lender’s Revolving Credit Commitment from the Effective Date in the case of each Lender party hereto on the Effective Date and from the effective date specified in the Added Lender Agreement or in the Lender Assignment Agreement pursuant to which it became a Lender in the case of each other Lender until the Termination Date applicable to such Lender at a rate per annum equal to the relevant Applicable Percentage in effect from time to time, which shall accrue quarterly through the last day of each March, June, September and December, commencing June 30, 2019, and on the Termination Date applicable to such Lender, and which shall be payable in arrears within fifteen (15) days of the end of such quarter; provided that no Defaulting Lender shall be entitled to receive any facility fee in respect of its Revolving Credit Commitment for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay such fee that otherwise would have been required to have been paid to that Defaulting Lender), other than a facility fee, as described above, on the aggregate principal amount of Advances funded by such Defaulting Lender outstanding from time to time.

(b)            Letter of Credit Fees. (i)  The Borrower shall pay to the Administrative Agent for the account of each Lender a commission on such Lender’s Ratable Share (after giving effect to the reallocation provisions of Section 2.3(b)) of the average daily aggregate Available Amount of all Letters of Credit issued for the account of the Borrower or any of its Subsidiaries and outstanding from time to time at a rate per annum equal to the Applicable Margin for SOFR Advances made by such Lender in effect from time to time during such calendar quarter, payable in arrears quarterly on the last day of each March, June, September and December, commencing with the quarter ended June 30, 2019, and on the Termination Date applicable to such Lender; provided that no Defaulting Lender shall be entitled to receive any commission in respect of Letters of Credit for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay such commission to that Defaulting Lender but shall pay such commission as set forth in Section 2.15);

(ii)            The Borrower shall pay to each Issuing Bank, for its own account, a fronting fee in an amount agreed between the Borrower and such Issuing Bank and such other issuance fees, transfer fees and other fees and charges in connection with the Issuance or administration of each Letter of Credit as the Borrower and such Issuing Bank shall agree.

Section 2.5.      Termination or Reduction of the Commitments.

(a)            Ratable Termination or Reduction.  The Borrower shall have the right, upon at least three Business Days’ notice to the Administrative Agent, to terminate in whole or permanently reduce ratably (except with respect to a Permitted Early Refinancing and with respect to any other reduction or termination of Extended Commitments) in part the ~~Unused Commitments or the~~(i) Unissued Letter of Credit Commitments of the Issuing Banks and/or (ii) the January 2023 Non-Extended Commitments, the October 2023 Non-Extended Commitments and/or the Extended Commitments, as applicable, that, in each case, are Unused Commitments of the Lenders; provided that (except with respect to a Permitted Early Refinancing) no termination or reduction of January 2023 Non-Extended Commitments or October 2023 Non-Extended Commitments, as applicable, shall be made pursuant to this Section 2.5 unless the Extended Commitments have been (or are concurrently being) terminated in full; provided, further, that each partial reduction shall be in the aggregate amount of $10,000,000 or an integral multiple of $1,000,000 in excess thereof.

(b)            Termination of Defaulting Lender. The Borrower shall be entitled at any time to (i) terminate the Unused Commitment of any Lender that is a Defaulting Lender (determined after giving effect to any reallocation of such Defaulting Lender’s L/C Exposure and Swing Line Exposure, as provided in Section 2.15) (the “Defaulted Commitments”) upon prior notice of not less than one Business Day to the Administrative Agent (which shall promptly notify the Lenders thereof), and/or (ii) replace all of the Commitments or the Defaulted Commitments of any Lender that is a Defaulting Lender with Commitments of another financial institution reasonably acceptable to the Administrative Agent, the Swing Line Bank and each Issuing Bank; provided that (x) each such assignment shall be either an assignment of all of the rights and obligations of the Defaulting Lender under this Agreement or an assignment of a portion of such rights and obligations made concurrently with another such assignment or other such assignments that together cover all of the rights and obligations of the Defaulting Lender under this Agreement with respect to all of the Commitments or the Defaulted Commitments, as the case may be, and (y) concurrently with such assignment, either the Borrower or one or more assignees shall pay for the account of such Defaulting Lender an aggregate amount at least equal to the aggregate outstanding principal amount of the Advances owing to such Defaulting Lender, together with accrued interest thereon to the date of payment of such principal amount and all other amounts payable to such Defaulting Lender under this Agreement. In either such event, the provisions of Section 2.15(e) shall apply to all amounts thereafter paid by the Borrower or such assignees for the account of such Defaulting Lender under this Agreement (whether on account of principal, interest, facility fees, Letter of Credit commissions or other amounts); provided that (i) no Default and no Prepayment Event shall have occurred and be continuing and (ii) such termination or assignment shall not be deemed to be a waiver or release of any claim the Borrower, the Administrative Agent, each Issuing Bank, the Swing Line Bank or any Lender may have against such Defaulting Lender.

Section 2.6.      Repayment of Advances and Letter of Credit Drawings.

(a)            Revolving Credit Advances. The Borrower shall repay to the Administrative Agent for the account of each Lender on the relevant Termination Date applicable to such Lender the aggregate principal amount of the January 2023 Non-Extended Advances, October 2023 Non-Extended Advances and Extended Revolving Credit Advances, as applicable, made by such Lender and then outstanding.

(b)            Letter of Credit Drawings.  The obligations of the Borrower to reimburse amounts drawn under any Letter of Credit issued for the account of the Borrower or any of its Subsidiaries as provided in Section 2.3(c) shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement, any Letter of Credit Agreement and any other agreement or instrument under all circumstances, including, without limitation, the following circumstances (it being understood that any such payment by the Borrower is without prejudice to, and does not constitute a waiver of, any rights the Borrower might have or might acquire as a result of the payment by any Issuing Bank of any draft or the reimbursement by the Borrower thereof):

(i)            any lack of validity or enforceability of this Agreement, any Note, any Letter of Credit Agreement, any Letter of Credit or any other agreement or instrument relating thereto (all of the foregoing being, collectively, the “L/C Related Documents”);

(ii)            any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations of the Borrower in respect of any L/C Related Document or any other amendment or waiver of or any consent to departure from all or any of the L/C Related Documents;

(iii)            the existence of any claim, set-off, defense or other right that the Borrower may have at any time against any beneficiary or any transferee of a Letter of Credit (or any Persons for which any such beneficiary or any such transferee may be acting), any Issuing Bank, the Administrative Agent, any Lender or any other Person, whether in connection with the transactions contemplated by the L/C Related Documents or any unrelated transaction;

(iv)            any statement or any other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

(v)            payment by any Issuing Bank under a Letter of Credit against presentation of a draft or certificate that does not comply with the terms of such Letter of Credit;

(vi)            any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any guarantee, for all or any of the obligations of the Borrower in respect of the L/C Related Documents; or

(vii)            any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including, without limitation, any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or a guarantor.

(c)            Swing Line Advances. The Borrower shall repay to the Administrative Agent for the ratable account of the Swing Line Bank and each other Lender which has made a Swing Line Advance the outstanding principal amount of each Swing Line Advance made to it by each of them on the earlier of the maturity date specified in the applicable Notice of Swing Line Borrowing (which maturity shall be no later than ten days after the requested date of such Borrowing) and the Termination Date applicable to the Swing Line Bank.

Section 2.7.      Interest on Advances.

(a)            Scheduled Interest. The Borrower shall pay interest on the unpaid principal amount of each Advance made to it and owing to each Lender or the Swing Line Bank, as the case may be, from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum:

(i)            ABR Advances. During such periods as such Advance is a ABR Advance, a rate per annum equal at all times to the result of (x) the ABR in effect from time to time plus (y) the Applicable Margin for the applicable ABR Advances in effect from time to time, payable in arrears quarterly on the last day of each March, June, September and December during such periods and on the date such ABR Advance shall be Converted or paid in full.

(ii)            SOFR Advances. During such periods as such Advance is a SOFR Advance, a rate per annum equal at all times during each Interest Period for such Revolving Credit Advance to the result of (x) the Adjusted Term SOFR for such Interest Period for such SOFR Advance plus (y) the Applicable Margin for the applicable SOFR Advances in effect from time to time, payable in arrears on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day that occurs during such Interest Period every three months from the first day of such Interest Period and on the date such SOFR Advance shall be Converted or paid in full.

(iii)            Swing Line Advances. A rate per annum equal at all times to the result of (x) the Federal Funds Rate in effect from time to time plus (y) the Applicable Margin for Swing Line Advances in effect from time to time, in each case payable in arrears on the date such Swing Line Advance shall be paid in full.

(iv)            EURIBOR Advances.  During such periods as such Advance is a EURIBOR Advance, a rate per annum equal at all times during each Interest Period for such Revolving Credit Advance to the result of (x) the Adjusted EURIBOR Rate for such Interest Period plus (y) the Applicable Margin for the applicable EURIBOR Advances in effect from time to time, payable in arrears on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day that occurs during such Interest Period every three months from the first day of such Interest Period and on the date such EURIBOR Advance shall be Converted or paid in full.

(v)            RFR Advances.  During such periods as such Advance is a RFR Advance a rate per annum equal at all times to the result of (x) the Adjusted Daily Simple RFR plus (y) the Applicable Margin for such RFR Advance in effect from time to time, payable in arrears quarterly on the last day of each date that is on the numerically corresponding day in each calendar month that is one month after the Borrowing of such Advance (or, if there is no such numerically corresponding day in such month, then the last day of such month) and on the date such RFR Advance shall be Converted or paid in full.

(b)            Default Interest. After the date any principal amount of any Advance is due and payable (whether on the applicable Termination Date, upon acceleration or otherwise), or after any other monetary Obligation of the Borrower shall have become due and payable, the Borrower shall pay, but only to the extent permitted by law, interest (after as well as before judgment) on (i) the unpaid principal amount of each Advance owing to each Lender, payable in arrears on the dates referred to in clause (a)(i), (a)(ii) or (a)(iii) above, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on such Advance pursuant to clause (a)(i), (a)(ii) or (a)(iii) above and (ii) to the fullest extent permitted by law, the amount of any interest, fee or other amount payable hereunder that is not paid when due, from the date such amount shall be due until such amount shall be paid in full, payable in arrears on the date such amount shall be paid in full and on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on ABR Advances pursuant to clause (a)(i) above (as certified by the Administrative Agent to the Borrower (which certification shall be conclusive in the absence of manifest error)).

Section 2.8.      Interest Rate Determination. (a)  If the Borrower shall fail to select the duration of any Interest Period for any SOFR Advances or EURIBOR Advances, as applicable, in accordance with the provisions contained in the definition of “Interest Period” in Section 1.1, the Administrative Agent will forthwith so notify the Borrower and the Lenders and such Advances shall, on such last day, automatically be continued as an Advance with an Interest Period having a duration of one month.

(b)            In connection with the use or administration of Term SOFR, the Administrative Agent will have the right, in consultation with the Borrower, to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. The Administrative Agent will promptly notify the Borrower and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of Term SOFR.

Section 2.9.      Optional Conversion of Revolving Credit Advances. The Borrower may on any Business Day, upon notice given to the Administrative Agent in substantially the form of Exhibit C not later than 11:00 A.M. (New York City time) on the second Business Day prior to the date of the proposed Conversion and subject to the provisions of Sections 2.8 and 3.1, Convert all Revolving Credit Advances denominated in Dollars of one Type comprising the same Borrowing into Revolving Credit Advances denominated in Dollars of the other Type; provided, however, that any Conversion of SOFR Advances into ABR Advances shall be made only on the last day of an Interest Period for such SOFR Advances, as applicable, any Conversion of ABR Advances into SOFR Advances shall be in an amount not less than the minimum amount specified in Section 2.2(c) and no Conversion of any Revolving Credit Advances shall result in more separate Revolving Credit Borrowings than permitted under Section 2.2(c). Each such notice of a Conversion shall, within the restrictions specified above, specify (i) the date of such Conversion, (ii) the Dollar denominated Revolving Credit Advances to be Converted, and (iii) if such Conversion is into SOFR Advances, the duration of the initial Interest Period for each such Advance. Each notice of Conversion shall be irrevocable and binding on the Borrower.

Section 2.10.      Prepayments of Advances.

(a)            Optional. The Borrower may, upon notice at least three Business Days prior to the date of such prepayment, in the case of EURIBOR Advances, at least two Business Days prior to the date of such prepayment, in the case of SOFR Advances, at least three Business Days prior to the date of such prepayment, in the case of RFR Advances at least five RFR Business Days prior to the date of such prepayment and not later than 11:00 A.M. (New York City time) on the date of such prepayment, in the case of ABR Advances or Swing Line Advances, to the Administrative Agent stating the proposed date and aggregate principal amount of the prepayment, and if such notice is given the Borrower shall, prepay the outstanding principal amount of the Advances comprising part of the same Borrowing in whole or (except with respect to a Permitted Early Refinancing) ratably in part, together with accrued interest to the date of such prepayment on the principal amount prepaid; provided, however, that (A) each partial prepayment of SOFR Advances shall be in an aggregate principal amount of not less than the Revolving Credit Borrowing Minimum or a Revolving Credit Borrowing Multiple in excess thereof and in the event of any such prepayment of a SOFR Advance, the Borrower shall be obligated to reimburse the Lenders in respect thereof pursuant to Section 3.4 and (B) each partial prepayment of Swing Line Advances shall be in an aggregate principal amount of not less than $1,000,000. Notwithstanding the foregoing, the Borrower shall not be permitted to prepay Non-Extended Advances pursuant to this Section 2.10 unless the outstanding principal amount of Extended Advances is zero before giving effect to such prepayment (except with respect to a Permitted Early Refinancing).

(b)            Mandatory. (i)  If, on the last day of any calendar month, the Administrative Agent notifies the Borrower that, on any interest payment date, the sum of (A) the aggregate principal amount of all Extended Advances denominated in Dollars plus the aggregate Available Amount of all Letters of Credit denominated in Dollars then outstanding and attributable to the Extended Revolving Credit Commitments plus (B) the Dollar Equivalent (determined on the third Business Day prior to such interest payment date) of the aggregate principal amount of all Extended Advances denominated in Committed Currencies plus the Available Amount of all Letters of Credit denominated in Committed Currencies then outstanding and attributable to the Extended Revolving Credit Commitments exceeds 105% of the aggregate Extended Revolving

Credit Commitments of the Lenders on such date, the Borrower shall, as soon as practicable and in any event within five Business Days after receipt of such notice, prepay the outstanding principal amount of any Extended Advances owing by the Borrower in an aggregate amount sufficient to reduce such sum to an amount not to exceed 100% of the aggregate Extended Revolving Credit Commitments of the Lenders on such date. Each prepayment made pursuant to this Section 2.10(b)(i) shall be made together with any interest accrued to the date of such prepayment on the principal amounts prepaid and, in the case of any prepayment of a SOFR Advance on a date other than the last day of an Interest Period or at its maturity, any additional amounts which the Borrower shall be obligated to reimburse to the Lenders in respect thereof pursuant to Section 3.4. The Administrative Agent shall give prompt notice of any prepayment required under this Section 2.10(b)(i) to the Borrower and the Lenders with Extended Revolving Credit Commitments.

(ii)            If, on the last day of any calendar month, the Administrative Agent notifies the Borrower that, on any interest payment date, the sum of (A) the aggregate principal amount of all Non-Extended Advances denominated in Dollars plus the aggregate Available Amount of all Letters of Credit denominated in Dollars then outstanding and attributable to the Non-Extended Commitments plus (B) the Dollar Equivalent (determined on the third Business Day prior to such interest payment date) of the aggregate principal amount of all Non-Extended Advances denominated in Committed Currencies plus the Available Amount of all Letters of Credit denominated in Committed Currencies then outstanding and attributable to the Non-Extended Commitments exceeds 105% of the aggregate Non-Extended Commitments of the Lenders on such date, the Borrower shall, as soon as practicable and in any event within five Business Days after receipt of such notice, prepay the outstanding principal amount of any Non-Extended Advances owing by the Borrower in an aggregate amount sufficient to reduce such sum to an amount not to exceed 100% of the aggregate Non-Extended Commitments of the Lenders on such date. Each prepayment made pursuant to this Section 2.10(b)(ii) shall be made together with any interest accrued to the date of such prepayment on the principal amounts prepaid and, in the case of any prepayment of a SOFR Advance on a date other than the last day of an Interest Period or at its maturity, any additional amounts which the Borrower shall be obligated to reimburse to the Lenders in respect thereof pursuant to Section 3.4. The Administrative Agent shall give prompt notice of any prepayment required under this Section 2.10(b)(ii) to the Borrower and the Lenders with Non-Extended Commitments.

Section 2.11.      Payments and Computations. (a)  The Borrower shall make each payment hereunder (except with respect to principal of, interest on, and other amounts relating to, Advances denominated in a Committed Currency), irrespective of any right of counterclaim or set-off, not later than 11:00 A.M. (New York City time) on the day when due in Dollars to the Administrative Agent at the applicable Administrative Agent’s Account in same day funds. The Borrower shall make each payment hereunder with respect to principal of, interest on, and other amounts relating to, Advances denominated in a Committed Currency, irrespective of any right of counterclaim or set-off, not later than 11:00 A.M. (at the Payment Office for such Committed Currency) on the day when due in such Committed Currency to the Administrative Agent, by deposit of such funds to the applicable Administrative Agent’s Account in same day funds. The Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest, fees or commissions ratably (other than amounts payable pursuant to Section 2.4(b)(ii), 3.3, 3.4, 3.5, 3.6 or 3.7) to the applicable Lenders for the account of their respective lending offices, and like funds relating to the payment of any other amount payable to any Lender Party to such Lender Party for the account of its lending office, in each case to be applied in accordance with the terms of this Agreement. Upon any Added Lender becoming a Lender hereunder as a result of a Commitment Increase pursuant to Section 2.14, and upon the Administrative Agent’s receipt of such Lender’s Added Lender Agreement and recording of the information contained therein in the Register, from and after the applicable Increased Commitment Date, the Administrative Agent shall make all payments hereunder and under any Notes issued in connection therewith in respect of the interest assumed thereby to the Added Lender. Upon its acceptance of a Lender Assignment Agreement and recording of the information contained therein in the Register pursuant to Section 11.11.3, from and after the effective date specified in such Lender Assignment Agreement, the Administrative Agent shall make all payments hereunder and under the Notes in respect of the interest assigned thereby to the Lender assignee thereunder, and the parties to such Lender Assignment Agreement shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

(b)            All interest, fees and Letter of Credit commissions hereunder shall be computed on the basis of a year of 360 days (or in the case of interest computed by reference to the ABR at times when the ABR is based on the Prime Rate, such interest shall be computed on the basis of a year of 365 days (or 366 days in a leap year)), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). All interest hereunder on any Advance shall be computed on a daily basis based upon the outstanding principal amount of such Advance as of the applicable date of determination. The applicable ABR, Adjusted Term SOFR or the Adjusted EURIBOR Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

(c)            Whenever any payment hereunder or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day; provided, however, that, if such extension would cause payment of interest on or principal of SOFR Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day and provided, further, that any such adjustment to the payment date shall in each case be made in the computation of payment of interest, fee or commission, as the case may be.

(d)            Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders and/or Issuing Banks hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders and/or Issuing Banks, as the case may be, the amount due.

(e)            To the extent that the Administrative Agent receives funds for application to the amounts owing by the Borrower under or in respect of this Agreement or any Note in currencies other than the currency or currencies required to enable the Administrative Agent to distribute funds to the Lender Parties in accordance with the terms of this Section 2.11, the Administrative Agent, to the extent permitted by applicable law, shall be entitled to convert or exchange such funds into Dollars or into a Committed Currency or from Dollars to a Committed Currency or from a Committed Currency to Dollars, as the case may be, to the extent necessary to enable the Administrative Agent to distribute such funds in accordance with the terms of this Section 2.11; provided that the Borrower and each of the Lender Parties hereby agree that the Administrative Agent shall not be liable or responsible for any loss, cost or expense suffered by the Borrower or such Lender Party as a result of any conversion or exchange of currencies affected pursuant to this Section 2.11(e) or as a result of the failure of the Administrative Agent to effect any such conversion or exchange; and provided further that the Borrower agrees, to the extent permitted by applicable law, to indemnify the Administrative Agent and each Lender Party, and hold the Administrative Agent and each Lender Party harmless, for any and all losses, costs and expenses incurred by the Administrative Agent or any Lender Party for any conversion or exchange of currencies (or the failure to convert or exchange any currencies) in accordance with this Section 2.11(e).

Section 2.12.      Sharing of Payments, Etc. If any Lender Party shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Advances owing to it (other than (v) as payment of an Advance made by an Issuing Bank pursuant to the first sentence of Section 2.3(c), (w) as a payment of a Swing Line Advance made by the Swing Line Bank that has not been participated to the other Lender Parties pursuant to Section 2.2(b), (x) pursuant to Section 3.3, 3.4, 3.5, 3.6 or 3.7, (y) any payments made in accordance with the express terms of this Agreement at any time that a Defaulting Lender exists or in accordance with Section 2.10 and (z) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Commitments or Advances in accordance with Section 2.15, Section 11.11.1 or Section 11.11.2) in excess of its Ratable Share of payments on account of the relevant Revolving Credit Advances obtained by all the applicable Lender Parties, such Lender Party shall forthwith purchase from the other applicable Lender Parties such participations in the Revolving Credit Advances owing to them as shall be necessary to cause such purchasing Lender Party to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender Party, such purchase from each Lender Party shall be rescinded and such Lender Party shall repay to the purchasing Lender Party the purchase price to the extent of such recovery together with an amount equal to such Lender Party’s ratable share (according to the proportion of (i) the amount of such Lender Party’s required repayment to (ii) the total amount so recovered from the purchasing Lender Party) of any interest or other amount paid or payable by the purchasing Lender Party in respect of the total amount so recovered. The Borrower agrees that any Lender Party so purchasing a participation from another Lender Party pursuant to this Section 2.12 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender Party were the direct creditor of the Borrower in the amount of such participation.

Section 2.13.      Evidence of Debt. (a)  Each Lender Party shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender Party resulting from each Advance owing to such Lender Party from time to time, including the amounts of principal and interest payable and paid to such Lender Party from time to time hereunder in respect of Advances. The Borrower agrees that upon notice by any Lender to the Borrower (with a copy of such notice to the Administrative Agent) to the effect that a Note is required or appropriate in order for such Lender to evidence (whether for purposes of pledge, enforcement or otherwise) the Advances owing to, or to be made by, such Lender, the Borrower shall promptly execute and deliver to such Lender a Note payable to such Lender in a principal amount up to the Revolving Credit Commitment of such Lender.

(b)            The Register maintained by the Administrative Agent pursuant to Section 11.11.3 shall include a control account, and a subsidiary account for each Lender Party, in which accounts (taken together) shall be recorded (i) the date, currency and amount of each Borrowing made hereunder, the Type of Advances comprising such Borrowing and, if appropriate, the Interest Period applicable thereto, (ii) the terms of each Added Lender Agreement and each Lender Assignment Agreement delivered to and accepted by it, (iii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender Party hereunder and (iv) the amount of any sum received by the Administrative Agent from the Borrower hereunder and each Lender Party’s share thereof.

(c)            Entries made in good faith by the Administrative Agent in the Register pursuant to subsection (b) above, and by each Lender Party in its account or accounts pursuant to subsection (a) above, shall be prima facie evidence of the amount of principal and interest due and payable or to become due and payable from the Borrower to, in the case of the Register, each Lender Party and, in the case of such account or accounts, such Lender Party, under this Agreement, absent manifest error.

Section 2.14.      Increase in Aggregate Commitments. (a)  The Borrower shall have the right prior to the latest Termination Date then in effect, by notice to the Administrative Agent, to effectuate from time to time an increase in the aggregate Extended Revolving Credit Commitments under this Agreement with the consent of the Issuing Banks and the Swing Line Bank (such consent not to be unreasonably withheld or delayed) (i) by adding to this Agreement one or more commercial banks or financial institutions reasonably acceptable to the Administrative Agent, the Swing Line Bank and each Issuing Bank (who shall, upon completion of the requirements of this Section 2.14 constitute “Lenders” hereunder) (an “Added Lender”), or (ii) by allowing one or more Lenders in their sole discretion to increase their respective Extended Revolving Credit Commitments hereunder or convert their respective Non-Extended Commitments hereunder into Extended Revolving Credit Commitments (each an “Increasing Lender”), so that such added and increased Extended Revolving Credit Commitments shall equal the increase in the Extended Revolving Credit Commitments effectuated pursuant to this Section 2.14; provided that (i) no added Extended Revolving Credit Commitment shall be less than $10,000,000, (ii) no increase in or added Extended Revolving Credit Commitments pursuant to this Section 2.14 shall result in the aggregate amount of Revolving Credit Commitments exceeding ~~$2,025,000,000,~~the Maximum Amount and (iii) no Lender’s Revolving Credit Commitment shall be increased or converted under this Section 2.14 without the consent of such Lender. The Borrower shall deliver to the Administrative Agent on or before the effective date of any increase in the Extended Revolving Credit Commitments of each of the following items with respect to each Added Lender and Increasing Lender:

(i)            a written notice of the Borrower’s intention to increase the aggregate Extended Revolving Credit Commitments pursuant to this Section 2.14, which shall specify each Added Lender and the amount of such Added Lender’s Extended Revolving Credit Commitment (if any), each Increasing Lender and the amount of the increase in or conversion of such Increasing Lender’s Revolving Credit Commitment (if any), and such other information as is reasonably requested by the Administrative Agent;

(ii)            documents in the form of Exhibit E or Exhibit F, as applicable, executed and delivered by each Added Lender and each Increasing Lender, pursuant to which such Lender becomes a party hereto or increases or converts its Revolving Credit Commitment, as the case may be; and

(iii)            if requested by the applicable Lender, Notes or replacement Notes, as the case may be, executed and delivered by the Borrower.

(b)            Upon receipt of any notice referred to in clause (a)(i) above, the Administrative Agent shall promptly notify each Lender thereof. Upon execution and delivery of such documents (the “Increased Commitment Date”) and satisfaction of the conditions set forth in clause (c) below, such new Lender shall constitute a “Lender” hereunder with an Extended Revolving Credit Commitment as specified therein, or such Increasing Lender’s Extended Revolving Credit Commitment shall increase (or be converted from a Non-Extended Commitment) as specified therein, as the case may be. Immediately upon the effectiveness of the addition of such Added Lender or the increase in (or conversion to) the Extended Revolving Credit Commitment of such Increasing Lender under this Section 2.14, (i) the respective Ratable Shares of the applicable Lenders shall be deemed modified as appropriate to correspond to such changed aggregate Revolving Credit Commitments, and (ii) if there are at such time outstanding any Extended Advances, each Lender whose Ratable Share has been decreased as a result of the increase in the aggregate Extended Revolving Credit Commitments shall be deemed to have assigned, without recourse, to each Added Lender and Increasing Lender such portion of such Lender’s Extended Advances as shall be necessary to effectuate such adjustment in Ratable Shares. Each Increasing Lender and Added Lender (A) shall be deemed to have assumed such portion of such Extended Advances and (B) shall fund to each other applicable Lender on the Increased Commitment Date the amount of Extended Advances assigned by it to such Lender.

(c)            Conditions to Effectiveness of Increases. Notwithstanding the foregoing, the increase of or conversion into Extended Revolving Credit Commitments pursuant to this Section shall not be effective with respect to any Lender unless:

(i)            no Default or Prepayment Event or event which with notice or lapse of time or both would become a Prepayment Event shall have occurred and be continuing on the date of such increase and after giving effect thereto; and

(ii)            the representations and warranties contained in this Agreement (excluding, however, those contained in the last sentence of Section 5.6) are true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct) on and as of the date of such extension and after giving effect thereto, as though made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

Section 2.15.      Defaulting Lenders.

(a)            If any L/C Exposure or Swing Line Exposure exists at the time a Lender becomes a Defaulting Lender, and the Commitments have not been terminated in accordance with Section 7.3, then:

(i)            so long as no Default and no Prepayment Event shall have occurred and be continuing, all or any part of the L/C Exposure or Swing Line Exposure of such Defaulting Lender shall be reallocated among the Lenders that are not Defaulting Lenders (“Non-Defaulting Lenders”) in accordance with their respective Ratable Shares (disregarding any Defaulting Lender’s Revolving Credit Commitment and after giving effect to the reallocation provisions of Sections 2.2(b) and 2.3(b)) but only to the extent that each Non-Defaulting Lender’s total Revolving Credit Exposure does not exceed the Commitment of such Non-Defaulting Lender as in effect at the time of such reallocation. Subject to Section 11.21, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation;

(ii)            if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Borrower shall within three Business Days following notice by any Issuing Bank or the Swing Line Bank, first (x) cover the exposure of the Swing Line Bank to such Defaulting Lender’s Swing Line Exposure (after giving effect to any partial reallocation pursuant to clause (i) above) by prepaying Swing Line Advances in an amount sufficient to permit such reallocation to be effected completely or providing cash collateral or a letter of credit to the Swing Line Bank, and second (y) cover the exposure of such Issuing Bank to such Defaulting Lender’s L/C Exposure (after giving effect to any partial reallocation pursuant to clause (i) above) by prepaying Revolving Credit Advances in an amount sufficient to permit such reallocation to be effected completely or providing cash collateral or a letter of credit to such Issuing Bank; provided that in each case of clauses (x) and (y) above, such cash collateral or letter of credit shall be released promptly upon the earliest of, (A) so long as no Default and no Prepayment Event shall have occurred and be continuing, the reallocation of the Defaulting Lender’s L/C Exposure and Swing Line Exposure among Non-Defaulting Lenders in accordance with clause (i) above, (B) the termination of the Defaulting Lender status of the applicable Lender or (C) the existence of excess cash collateral or letter of credit coverage (in which case, the amount equal to such excess cash collateral or letter of credit coverage shall be released);

(iii)            if the L/C Exposure of any Non-Defaulting Lender is reallocated pursuant to this Section 2.15(a), then the fees payable to such Non-Defaulting Lender pursuant to Section 2.4(b)(i) shall be adjusted in accordance with such Non-Defaulting Lender’s Ratable Share of the total L/C Exposure (after giving effect to the reallocation provisions of Section 2.3(b)); and

(iv)            if any Defaulting Lender’s L/C Exposure is neither cash collateralized nor reallocated pursuant to Section 2.15(a), then, without prejudice to any rights or remedies of the Issuing Bank or any Lender hereunder, all letter of credit fees payable under Section 2.4(b)(i) with respect to such Defaulting Lender’s Ratable Share of the total L/C Exposure shall be payable to the Issuing Bank until such Defaulting Lender’s L/C Exposure is cash collateralized, backed by a letter of credit and/or reallocated.

(b)            So long as any Lender is a Defaulting Lender, no Issuing Bank shall be required to issue, amend or increase any Letter of Credit, and no Swing Line Bank shall be required to make any Swing Line Advance, unless the Issuing Bank or the Swing Line Bank, as the case may be, is satisfied that the related L/C Exposure or Swing Line Exposure, as the case may be, will be 100% covered by the Revolving Credit Commitments of the Non-Defaulting Lenders, cash collateral or a letter of credit provided by the Borrower, and participating interests in any such newly issued or increased Letter of Credit or Swing Line Advance shall be allocated among Non-Defaulting Lenders in a manner consistent with Section 2.15(a)(i) (and Defaulting Lenders shall not participate therein).

(c)            No Revolving Credit Commitment of any Lender shall be increased or otherwise affected, and, except as otherwise expressly provided in this Section 2.15, performance by the Borrower of its obligations shall not be excused or otherwise modified as a result of the operation of this Section 2.15. The rights and remedies against a Defaulting Lender under this Section 2.15 are in addition to any other rights and remedies which the Borrower, the Administrative Agent, each Issuing Bank, the Swing Line Bank or any Lender may have against such Defaulting Lender.

(d)            If the Borrower, the Administrative Agent, the Swing Line Bank and each Issuing Bank agree in writing in their reasonable determination that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any cash collateral or letters of credit), that Lender will, to the extent applicable, purchase at par that portion of outstanding Advances of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Revolving Credit Exposure to be held on a pro rata basis by the Lenders in accordance with their Ratable Shares (without giving effect to Section 2.15(a) but after giving effect to the reallocation provisions of Sections 2.2(b) and 2.3(b)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender’s having been a Defaulting Lender.

(e)            Notwithstanding anything to the contrary contained in this Agreement, any payment of principal, interest, facility fees, Letter of Credit commissions or other amounts received by the Administrative Agent for the account of any Defaulting Lender under this Agreement (whether voluntary or mandatory, at maturity, pursuant to Article VII or otherwise) shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to each Issuing Bank or the Swing Line Bank hereunder; third, if so determined by the Administrative Agent or requested by each Issuing Bank, to be held as cash collateral for future funding obligations of such Defaulting Lender in respect of any participation in any Letter of Credit; fourth, as the Borrower may request (so long as no Default and no Prepayment Event shall have occurred and be continuing), to the funding of any Advance in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in the L/C Cash Collateral Account and released in order to satisfy obligations of such Defaulting Lender to fund Advances under this Agreement; sixth, to the payment of any amounts owing to the Lenders, each Issuing Bank or the Swing Line Bank as a result of any judgment of a court of competent jurisdiction obtained by any Lender, Issuing Bank or the Swing Line Bank against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default and no Prepayment Event shall have occurred and be continuing, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Advance in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Advances were made or the related Letters of Credit were issued at a time when the applicable conditions set forth in Article IV were satisfied or waived, such payment shall be applied solely to pay the Advances of all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Advances of such Defaulting Lender and provided further that any amounts held as cash collateral for funding obligations of a Defaulting Lender shall be returned to such Defaulting Lender upon the termination of this Agreement and the satisfaction of such Defaulting Lender’s obligations hereunder. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post cash collateral pursuant to this Section 2.15 shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

Section 2.16.      Extension of Termination Date.

(a)            Requests for Extension. The Borrower may, by notice to the Administrative Agent (who shall promptly notify the applicable Lenders) not earlier than 60 days and not later than 45 days prior to any anniversary of the Effective Date, request that each Lender with an Extended Revolving Credit Commitment ~~and/or each Lender with a~~, a January 2023 Non-Extended Commitment ~~extend such Lender’s Termination Date for an additional one year from~~or a October 2023 Non-Extended Commitment, as applicable, extend the Termination Date then applicable to such ~~Lender~~Lender’s Extended Revolving Credit Commitment, January 2023 Non-Extended Commitment or October 2023 Non-Extended Commitment for an additional one year from such Termination Date; provided that the Borrower may not extend ~~the~~any such Termination Date under this Section 2.16 on more than two occasions.

(b)            Lender Elections to Extend. Each Lender that receives a request pursuant to clause (a) above, acting in its sole and individual discretion, shall, by notice to the Administrative Agent given not later than the date (the “Notice Date”) that is 30 days prior to such anniversary, advise the Administrative Agent whether or not such Lender agrees to such extension (and each such Lender that determines not to so extend its Termination Date (a “Declining

Lender”) shall notify the Administrative Agent of such fact promptly after such determination (but in any event no later than the Notice Date) and any such Lender that does not so advise the Administrative Agent on or before the Notice Date shall be deemed to be a Declining Lender. The election of any Lender to agree to such extension shall not obligate any other Lender to so agree.

(c)            Notification by Administrative Agent. The Administrative Agent shall notify the Borrower of each Lender’s determination under this Section no later than the date 25 days prior to the applicable anniversary of the Effective Date (or, if such date is not a Business Day, on the immediately preceding Business Day).

(d)            Additional Commitment Lenders. The Borrower shall have the right on or before the applicable anniversary of the Effective Date to replace each Declining Lender with, and add as “Lenders” under this Agreement in place thereof, one or more commercial banks or financial institutions reasonably acceptable to the Administrative Agent, the Swing Line Bank and each Issuing Bank (each, an “Additional Commitment Lender”) as provided in Section 11.11 each of which Additional Commitment Lenders shall have entered into a Lender Assignment Agreement pursuant to which such Additional Commitment Lender shall, effective as of such anniversary, undertake an Extended Commitment ~~or a~~, a January 2023 Non-Extended Commitment or a October 2023 Non-Extended Commitment, as applicable (and, if any such Additional Commitment Lender is already a Lender, its applicable Commitment shall be in addition to such Lender’s applicable Commitment(s) hereunder on such date); provided that no Declining Lender shall be obligated to make any such assignment as a result of a demand by the Borrower pursuant to this Section unless and until such Declining Lender shall have received one or more payments from either the Borrower or one or more assignees in an aggregate amount at least equal to the aggregate outstanding principal amount of the Advances owing to such Declining Lender, together with accrued interest thereon to the date of payment of such principal amount and all other amounts payable to such Declining Lender under this Agreement.

(e)            Minimum Extension Requirement. If (and only if) the total of the Extended Commitments ~~and/or~~, the January 2023 Non-Extended Commitments and/or the October 2023 Non-Extended Commitments, as applicable, of the Lenders that have agreed so to extend their Termination Date and the additional applicable Commitments of the Additional Commitment Lenders shall be more than 50% of the aggregate amount of the Extended Commitments ~~and/or~~, January 2023 Non-Extended Commitments and/or October 2023 Non-Extended Commitments, as the case may be, in effect immediately prior to the applicable anniversary of the Effective Date, then, effective as of such anniversary, the Termination Date with respect to the relevant Commitments and Advances of each consenting Lender and of each Additional Commitment Lender shall be extended to the date falling one year after the latest Termination Date then in effect, as applicable, for such Extended Commitments and Extended Advances, ~~on the one hand, or for~~such January 2023 Non-Extended Commitments and January 2023 Non-Extended Advances or such October 2023 Non-Extended Commitments and October 2023 Non-Extended Advances, ~~on~~as the ~~other hand~~case may be (except that, if such date is not a Business Day, such Termination Date as so extended shall be the next preceding Business Day) and each Additional Commitment Lender shall thereupon become a “Lender” for all purposes of this Agreement.

(f)            Conditions to Effectiveness of Extensions. Notwithstanding the foregoing, the extension of the Termination Date pursuant to this Section shall not be effective with respect to any Lender unless:

(i)            no Default or Prepayment Event or event which with notice or lapse of time or both would become a Prepayment Event shall have occurred and be continuing on the date of such extension and after giving effect thereto; and

(ii)            the representations and warranties contained in this Agreement are true and correct on and as of the date of such extension and after giving effect thereto, as though made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

Section 2.17.      Other Interest Rate Provisions.

Section 2.17.1.      Inability to Determine Rates. Subject to Section 2.17.3, if, on or prior to the first day of any Interest Period for any SOFR Advance or EURIBOR Advance, or, with respect to any RFR Advance, at any time:

(a)            the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that (i) “Adjusted Term SOFR” or “Adjusted EURIBOR Rate” cannot be determined pursuant to the definition thereof (including because the Relevant Screen Rate is not available or published on a current basis) or (ii) adequate and reasonable means do not exist for ascertaining Adjusted Daily Simple RFR; or

(b)            the Administrative Agent is advised by the Required Lenders that (i) in connection with any request for a SOFR Advance or EURIBOR Advance or a conversion thereto or a continuation thereof, that Adjusted Term SOFR or the Adjusted EURIBOR Rate, as applicable, for any requested Interest Period does not adequately and fairly reflect the cost to such Lenders of making and maintaining such Advance or (ii) Adjusted Daily Simple RFR will not adequately and fairly reflect the cost to such Lenders of making and maintaining their RFR Advance, and, in each case, the Required Lenders have provided notice of such determination to the Administrative Agent (provided that if the circumstances giving rise to such notice affect only one Type of Borrowing, then all other Types of Borrowings shall be unaffected by such notice), then the Administrative Agent will promptly so notify the Borrower and each Lender

(c)            and, until (x) the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the applicable Benchmark and (y) the Borrower delivers a new Interest Period Notice or a new Notice of Revolving Credit Borrowing, as applicable, with respect to such affected Advances, then (A)(1) if the Benchmark identified in such notice is the Adjusted Term SOFR Rate, any Interest Period Notice that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a SOFR Advance and any Notice of Borrowing that requests a SOFR Advance shall instead be deemed to be an Interest Period Notice or a Notice of Revolving Borrowing, as applicable, for an ABR Advance and (2) any SOFR Advance outstanding on the last day of the Interest Period applicable to such SOFR Advance following the Borrower’s receipt of such notice shall be deemed to have been converted to an ABR Advance as of such date and (B)(1) if the Benchmark identified in such notice is the Adjusted EURIBOR Rate or the Adjusted Daily Simple RFR, any Interest Period Notice that requests the conversion to, or continuation of any Borrowing as a EURIBOR Advance or an RFR Advance, as applicable, shall instead be deemed to be an Interest Period Notice or a Notice of Revolving Borrowing, as applicable, for a Central Bank Rate Advance in the applicable Committed Currency and (2) any EURIBOR Advance outstanding on the last day of the Interest Period applicable to such EURIBOR Advance following the Borrower’s receipt of such notice, or any RFR Advance outstanding on the date of the Borrower’s receipt of such notice shall, as of such date, bear interest at the Central Bank Rate for such Committed Currency plus the applicable CBR Spread; provided that, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate for the applicable Committed Currency cannot be determined, any outstanding affected Advances denominated in such Committed Currency shall, at the Borrower’s election be prepaid by the Borrower on such date, or, solely for the purpose of calculating the interest rate applicable to such Advance, shall be deemed to be a SOFR Advance denominated in Dollars and shall accrue interest at the same interest rate applicable to SOFR Advances denominated in Dollars at such time.

Section 2.17.2.      Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable lending office to make, maintain or fund Advances whose interest is determined by reference to SOFR, the Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR, EURIBOR, the Adjusted EURIBOR Rate, ~~or~~any applicable RFR or Daily Simple RFR, or to determine or charge interest based upon SOFR, the Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR, EURIBOR, ~~or~~ the Adjusted EURIBOR Rate, any applicable RFR or Daily Simple RFR, then, upon notice thereof by such Lender to the Borrower (through the Administrative Agent) (an “Illegality Notice”), (a) any obligation of the Lenders to make SOFR Advances, and any right of the Borrower to continue SOFR Advances or RFR Advances or to convert ABR Advances to SOFR Advances or RFR Advances, shall be suspended, and (b) the interest rate on which ABR Advances shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to clause (c) of the definition of “ABR”, in each case until each affected Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of an Illegality Notice, the Borrower shall, if necessary to avoid such illegality, upon demand from any Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all SOFR Advances ~~or~~, EURIBOR Advances or RFR Advances, as applicable, to ABR Advances (the interest rate on which ABR Advances shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to clause (c) of the definition of “ABR”), on the last day of the Interest Period therefor, if all affected Lenders may lawfully continue to maintain such SOFR Advances to such day, or immediately, if any Lender may not lawfully continue to maintain such SOFR Advances to such day, in each case until the Administrative Agent is advised in writing by each affected Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon SOFR, the Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR, EURIBOR ~~or~~, the Adjusted EURIBOR Rate, any applicable RFR or Daily Simple RFR. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 3.4.

Section 2.17.3.      Benchmark Replacement Setting.

(a)            Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event, the Administrative Agent and the Borrower may amend this Agreement to replace the then-current Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 P.M. (New York City time) on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all affected Lenders and the Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 2.17.3(a) will occur prior to the applicable Benchmark Transition Start Date.

(b)            In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right, in consultation with the Borrower and the Borrower, to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.

(c)            The Administrative Agent will promptly notify the Borrower and the Lenders of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will notify the Borrower of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 2.17.3(d) and (y) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.17.3, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.17.3.

(d)            Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Reference Rate or the EURIBOR Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor.

(e)            Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, (i) the Borrower may revoke any pending request for a SOFR Advance, EURIBOR Advance or RFR Advance of, conversion to or continuation of SOFR Advances, EURIBOR Advances or RFR Advances, as applicable, to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request with respect to any affected Advance into a request for a Borrowing of or conversion to an ABR Advance and (ii)(1) if such notice is delivered with respect to the Term SOFR Reference Rate, any SOFR Advances outstanding on the last day of the Interest Period applicable to such SOFR Advance following the Borrower’s receipt of such notice shall be deemed to have been converted to an ABR Advance on such date and (2) if such notice is delivered in respect of the Adjusted EURIBOR Rate or the Adjusted Daily Simple RFR, any affected EURIBOR Advances or RFR Advances, as applicable, shall bear interest at the Central Bank Rate for the applicable Committed Currency plus the CBR Spread as of, in the case of a EURIBOR Advance, the last day of the Interest Period applicable to such EURIBOR Advance following the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, and, in the case of an RFR Advance, on the date of the Borrower’s receipt of such notice; provided that, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate for such Committed Currency cannot be determined, any outstanding affected Advances denominated in such Committed Currency shall, at the Borrower’s election, be prepaid by the Borrower on such day or, solely for the purpose of calculating the interest rate applicable to such Advance, be deemed to be a SOFR Advance denominated in Dollars and shall accrue interest at the same interest rate applicable to SOFR Advances denominated in Dollars at such time. During a Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of ABR based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of ABR.

Article III

CERTAIN OTHER PROVISIONS

Section 3.1.      [Intentionally Omitted].

Section 3.2.      [Intentionally Omitted].

Section 3.3.      Increased Costs, etc. If a change in any applicable treaty, law, regulation or regulatory requirement (including by introduction or adoption of any new treaty, law, regulation or regulatory requirement) or in the interpretation thereof or in its application to the Borrower, or if compliance by any Lender Party with any applicable direction, request, requirement or guideline

(whether or not having the force of law, and for the avoidance of doubt, including any changes resulting from (i) requests, rules, guidelines or directives concerning capital adequacy or liquidity issued in connection with the Dodd-Frank Wall Street Reform and Consumer Protection Act and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, and in each case for both clauses (i) and (ii), regardless of the date enacted, adopted or issued) of any governmental or other authority including, without limitation, any agency of the United States or the United Kingdom, the European Union or similar monetary or multinational authority insofar as it may be changed or imposed after the date hereof, shall:

(a)            subject any Lender Party to any taxes, levies, duties, charges, fees, deductions or withholdings of any nature with respect to its commitment to lend or to issue or participate in Letters of Credit and other commitments of such type or the issuance or maintenance of participations in Letters of Credit (or similar contingent obligations) or any part thereof imposed, levied, collected, withheld or assessed by any jurisdiction or any political subdivision or taxing authority thereof (other than taxation on overall net income and, to the extent such taxes are described in Section 3.6, withholding taxes); or

(b)            change the basis of taxation to any Lender Party (other than a change in taxation on the overall net income of such Lender Party) of payments of principal or interest or any other payment due or to become due pursuant to this Agreement; or

(c)            impose, modify or deem applicable any reserve, liquidity or capital adequacy requirements (other than the reserve costs described in Section 3.7) or other banking or monetary controls or requirements which affect the manner in which a Lender Party shall allocate its capital resources to its obligations hereunder or require the making of any special deposits against or in respect of any assets or liabilities of, deposits with or for the account of, or loans by, any Lender Party (provided that such Lender Party shall, unless prohibited by law, allocate its capital resources to its obligations hereunder in a manner which is consistent with its present treatment of the allocation of its capital resources); or

(d)            impose on any Lender Party any other condition affecting its commitment to lend or to issue or participate in Letters of Credit hereunder, and the result of any of the foregoing is either (i) to increase the cost to such Lender Party of making Advances or of issuing or participating in Letters of Credit or maintaining its Commitment or any part thereof, (ii) to reduce the amount of any payment received by such Lender Party or its effective return hereunder or on its capital or (iii) to cause such Lender Party to make any payment or to forego any return based on any amount received or receivable by such Lender Party hereunder, then and in any such case if such increase or reduction in the opinion of such Lender Party materially affects the interests of such Lender Party, (A) the Lender Party concerned shall (through the Administrative Agent) notify the Borrower of the occurrence of such event and use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different lending office if the making of such a designation would avoid the effects of such law, regulation or regulatory requirement or any change therein or in the interpretation thereof and would not, in the reasonable judgment of such Lender Party, be otherwise disadvantageous to such Lender Party and (B) the Borrower shall forthwith upon demand pay to the Administrative Agent for the account of such Lender Party such amount as is necessary to compensate such Lender Party for such additional cost or such reduction and ancillary expenses, including taxes, incurred as a result of such adjustment. Such notice shall (i) describe in reasonable detail the event leading to such additional cost, together with the approximate date of the effectiveness thereof, (ii) set forth the amount of such additional cost, (iii) describe the manner in which such amount has been calculated, (iv) certify that the method used to calculate such amount is the Lender Party’s standard method of calculating such amount, (v) certify that such request is consistent with its treatment of other borrowers that are subject to similar provisions, and (vi) certify that, to the best of its knowledge, such change in circumstance is of general application to the commercial banking industry in such Lender Party’s jurisdiction of organization or in the relevant jurisdiction in which such Lender Party does business. Failure or delay on the part of any Lender Party to demand compensation pursuant to this Section shall not constitute a waiver of such Lender Party’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender Party pursuant to this Section for any increased costs or reductions incurred more than three months prior to the date that such Lender Party notifies the Borrower of the circumstance giving rise to such increased costs or reductions and of such Lender Party’s intention to claim compensation therefor; provided further that, if the circumstance giving rise to such increased costs or reductions is retroactive, then the three-month period referred to above shall be extended to include the period of retroactive effect thereof, but not more than six months prior to the date that such Lender Party notifies the Borrower of the circumstance giving rise to such cost or reductions and of such Lender Party’s intention to claim compensation therefor.

Section 3.4.      Funding Losses. In the event any Lender shall incur any loss or expense (other than loss of profits, business or anticipated savings) by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make, continue or maintain any portion of the principal amount of any Advance as a SOFR Advance, EURIBOR Advance or RFR Advance as a result of:

(a)            any conversion or repayment or prepayment of the principal amount of any SOFR Advances, EURIBOR Advances or RFR Advances on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to Section 3.1 or otherwise; or

(b)            any SOFR Advances, EURIBOR Advances or RFR Advances not being made in accordance with the Notice of Revolving Credit Borrowing therefor due to the fault of the Borrower or as a result of any of the conditions precedent set forth in Article IV not being satisfied, then, upon the written notice of such Lender to the Borrower (with a copy to the Administrative Agent), the Borrower shall, within five Business Days of its receipt thereof, pay directly to such Lender such amount as will reimburse such Lender for such loss or expense. Such written notice shall include calculations in reasonable detail setting forth the loss or expense to such Lender.

Section 3.5.      Increased Capital Costs. If any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law and for the avoidance of doubt, including any changes resulting from (i) requests, rules, guidelines or directives concerning capital adequacy or liquidity issued in connection with the Dodd-Frank Wall Street Reform and Consumer Protection Act and (ii) all requests, rules, guidelines or directives promulgated by the

Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, and in each case for both clauses (i) and (ii), regardless of the date enacted, adopted or issued) of any court, central bank, regulator or other governmental authority increases the amount of capital required to be maintained by any Lender Party or any Person controlling such Lender Party, and the rate of return on its or such controlling Person’s capital as a consequence of its Commitments or the Advances made by such Lender Party is reduced to a level below that which such Lender Party or such controlling Person would have achieved but for the occurrence of any such change in circumstance, then, in any such case upon notice from time to time by such Lender Party to the Borrower, the Borrower shall immediately pay directly to such Lender Party additional amounts sufficient to compensate such Lender Party or such controlling Person for such reduction in rate of return. Any such notice shall (i) describe in reasonable detail the capital adequacy or liquidity requirements which have been imposed, together with the approximate date of the effectiveness thereof, (ii) set forth the amount of such lowered return, (iii) describe the manner in which such amount has been calculated, (iv) certify that the method used to calculate such amount is such Lender Party’s standard method of calculating such amount, (v) certify that such request for such additional amounts is consistent with its treatment of other borrowers that are subject to similar provisions and (vi) certify that, to the best of its knowledge, such change in circumstances is of general application to the commercial banking industry in the jurisdictions in which such Lender Party does business. In determining such amount, such Lender Party may use any method of averaging and attribution that it shall, subject to the foregoing sentence, deem applicable. Each Lender Party agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different lending office if the making of such a designation would avoid such reduction in such rate of return and would not, in the reasonable judgment of such Lender Party, be otherwise disadvantageous to such Lender Party. Failure or delay on the part of any Lender Party to demand compensation pursuant to this Section shall not constitute a waiver of such Lender Party’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender Party pursuant to this Section for any increased costs or reductions incurred more than three months prior to the date that such Lender Party notifies the Borrower of the circumstance giving rise to such reductions and of such Lender Party’s intention to claim compensation therefor; provided, further, that, if the circumstance giving rise to such reductions is retroactive, then the three-month period referred to above shall be extended to include the period of retroactive effect thereof, but not more than six months prior to the date that such Lender Party notifies the Borrower of the circumstance giving rise to such reductions and of such Lender Party’s intention to claim compensation therefor.

Section 3.6.      Taxes. All payments by the Borrower of principal of, and interest on, the Advances and all other amounts payable hereunder shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding, with respect to each Lender Party, taxes imposed on or measured by such Lender Party’s net income or receipts and franchise taxes imposed in lieu of net income taxes or taxes on receipts, by the jurisdiction under the laws of which such Lender Party is organized or any political subdivision thereof or the jurisdiction of such Lender Party’s lending office or any political subdivision thereof or any other jurisdiction unless such net income taxes are imposed solely as a result of the Borrower’s activities in such other jurisdiction, and any taxes imposed under FATCA (such non-excluded items being called “Taxes”). In the event that any withholding or deduction from any payment to be made by the Borrower hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then the Borrower will:

(a)            pay directly to the relevant authority the full amount required to be so withheld or deducted;

(b)            promptly forward to the Administrative Agent an official receipt or other documentation satisfactory to the Administrative Agent evidencing such payment to such authority; and

(c)            pay to the Administrative Agent for the account of the Lender Parties such additional amount or amounts as is necessary to ensure that the net amount actually received by each Lender Party will equal the full amount such Lender Party would have received had no such withholding or deduction been required.

Moreover, if any Taxes are directly asserted against the Administrative Agent or any Lender Party with respect to any payment received by the Administrative Agent or such Lender Party hereunder, the Administrative Agent or such Lender Party may pay such Taxes and the Borrower will promptly pay such additional amounts (including any penalties, interest or expenses) as is necessary in order that the net amount received by such Person after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such Person would have received had no such Taxes been asserted.

Any Lender Party claiming any additional amounts payable pursuant to this Section agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its lending office if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts that may thereafter accrue and would not, in the reasonable judgment of such Lender Party, be otherwise disadvantageous to such Lender Party.

If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent, for the account of the respective Lender Parties, the required receipts or other required documentary evidence, the Borrower shall indemnify the Lender Parties for any incremental withholding Taxes, interest or penalties that may become payable by any Lender Party as a result of any such failure (so long as such amount did not become payable as a result of the failure of such Lender Party to provide timely notice to the Borrower of the assertion of a liability related to the payment of Taxes). For purposes of this Section 3.6, a distribution hereunder by the Administrative Agent or any Lender Party to or for the account of any Lender Party shall be deemed a payment by the Borrower.

If any Lender Party is entitled to any refund, credit, deduction or other reduction in tax by reason of any payment made by the Borrower in respect of any tax under this Section 3.6 or by reason of any payment made by the Borrower pursuant to Section 3.3, such Lender Party shall use reasonable efforts to obtain such refund, credit, deduction or other reduction and, promptly after receipt thereof, will pay to the Borrower such amount (plus any interest received by such Lender Party in connection with such refund, credit, deduction or reduction) as is equal to the net after-tax value to such Lender Party of such part of such refund, credit, deduction or reduction as such

Lender Party reasonably determines is allocable to such tax or such payment (less out-of-pocket expenses incurred by such Lender Party); provided that no Lender Party shall be obligated to disclose to the Borrower any information regarding its tax affairs or tax computations.

Each Lender Party (and each Participant) agrees with the Borrower and the Administrative Agent that it will (i) in the case of a Lender Party or a Participant that is organized under the laws of a jurisdiction other than the United States (a) provide to the Administrative Agent and the Borrower an appropriately executed copy of Internal Revenue Service Form W-8ECI certifying that any payments made to or for the benefit of such Lender Party or such Participant are effectively connected with a trade or business in the United States (or, alternatively, an Internal Revenue Service Form W-8BEN or W-8BEN-E claiming the benefits of a tax treaty, but only if the applicable treaty described in such form provides for a complete exemption from U.S. federal income tax withholding), or any successor form, on or prior to the date hereof (or, in the case of any assignee as provided for in Section 11.11.1 or Participant, on or prior to the date of the relevant assignment or participation) in each case attached to an Internal Revenue Service Form W-8IMY, if appropriate, (b) notify the Administrative Agent and the Borrower if the certifications made on any form provided pursuant to this paragraph are no longer accurate and true in all material respects and (c) provide such other tax forms or other documents as shall be prescribed by applicable law, if any, or as otherwise reasonably requested, to demonstrate, to the extent applicable, that payments to such Lender Party (or Participant) hereunder are exempt from withholding under FATCA, and (ii) in all cases, provide such forms, certificates or other documents or information, as and when reasonably requested by the Borrower, necessary to claim any applicable exemption from, or reduction of, Taxes or any payments made to or for benefit of such Lender Party or such Participant; provided that the Lender Party or Participant is legally able to deliver such forms, certificates or other documents. For any period with respect to which a Lender Party (or Participant) has failed to provide the Borrower with the foregoing forms (other than if such failure is due to a change in law occurring after the date on which a form originally was required to be provided (which, in the case of an assignee as provided for in Section 11.11.1, would be the date on which the original assignor was required to provide such form) or if such form otherwise is not required hereunder) such Lender Party (or Participant) shall not be entitled to the benefits of this Section 3.6 with respect to Taxes imposed by reason of such failure.

Section 3.7.           Reserve Costs. Without in any way limiting the Borrower’s obligations under Section 3.3, the Borrower shall pay to each Lender on the last day of each Interest Period of each SOFR Advance, so long as the relevant lending office of such Lender is required to maintain reserves against “Eurocurrency liabilities” under Regulation D of the F.R.S. Board, upon notice from such Lender, an additional amount equal to the product of the following for each SOFR Advance for each day during such Interest Period:

(i)              the principal amount of such SOFR Advance outstanding on such day; and

(ii)             the remainder of (x) a fraction the numerator of which is the rate (expressed as a decimal) at which interest accrues on such SOFR Advance for such Interest Period as provided in this Agreement (less the Applicable Margin applicable to the relevant SOFR Advances and the relevant Applicable Percentage) and the denominator of which is one minus any increase after the Effective Date in the effective rate (expressed as a decimal) at which such reserve requirements are imposed on such Lender minus (y) such numerator; and

(iii)           1/360.

Such notice shall (i) describe in reasonable detail the reserve requirement that has been imposed, together with the approximate date of the effectiveness thereof, (ii) set forth the applicable reserve percentage, (iii) certify that such request is consistent with such Lender’s treatment of other borrowers that are subject to similar provisions and (iv) certify that, to the best of its knowledge, such requirements are of general application in the commercial banking industry in the United States.

Each Lender agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to avoid the requirement of maintaining such reserves (including by designating a different lending office) if such efforts would not, in the reasonable judgment of such Lender, be otherwise disadvantageous to such Lender.

Section 3.8.            Replacement Lenders, etc. If the Borrower shall be required to make any payment to any Lender pursuant to Section 3.3, 3.4, 3.5, 3.6 or 3.7, the Borrower shall be entitled at any time (so long as no Default and no Prepayment Event shall have occurred and be continuing) within 180 days after receipt of notice from such Lender Party of such required payment to (a) terminate such Lender Party’s Revolving Credit Commitment (whereupon the Ratable Shares of each other Lender Party shall automatically be adjusted to an amount equal to each such Lender Party’s ratable share of the remaining Revolving Credit Commitments), and such Lender Party’s right to receive any facility fee accruing after such termination, (b) prepay the affected portion of such Lender Party’s Advances in full, together with accrued interest thereon through the date of such prepayment (provided that the Borrower shall not prepay any such Lender Party pursuant to this clause (b) without replacing such Lender Party pursuant to the following clause (c) until a 30-day period shall have elapsed during which the Borrower and the Agents shall have attempted in good faith to replace such Lender Party), and/or (c) replace such Lender Party with another financial institution reasonably acceptable to the Administrative Agent, the Swing Line Bank and each Issuing Bank; provided that (i) each such assignment shall be either an assignment of all of the rights and obligations of the assigning Lender Party under this Agreement or an assignment of a portion of such rights and obligations made concurrently with another such assignment or other such assignments that together cover all of the rights and obligations of the assigning Lender Party under this Agreement and (ii) no Lender Party shall be obligated to make any such assignment as a result of a demand by the Borrower pursuant to this Section unless and until such Lender Party shall have received one or more payments from either the Borrower or one or more assignees in an aggregate amount at least equal to the aggregate outstanding principal amount of the Advances owing to such Lender Party, together with accrued interest thereon to the date of payment of such principal amount and all other amounts payable to such Lender Party under this Agreement. Each Lender Party represents and warrants to the Borrower that, as of the date of this Agreement (or, with respect to any Lender Party not a party hereto on the date hereof, on the date that such Lender Party becomes a party hereto), there is no existing treaty, law, regulation, regulatory requirement, interpretation, directive, guideline, decision or request pursuant to which such Lender Party would be entitled to request any payments under any of Sections 3.3, 3.4, 3.5, 3.6 and 3.7 to or for account of such Lender Party.

Section 3.9.            Setoff. Upon the occurrence and during continuance of an Event of Default or Prepayment Event, each Lender Party shall have, to the extent permitted by applicable law, the right to appropriate and apply to the payment of the Obligations then due and owing to it any and all balances, credits, deposits, accounts or moneys of the Borrower then or thereafter maintained with such Lender Party; provided that any such appropriation and application shall be subject to the provisions of Section 2.12; provided, further, that in the event that any Defaulting Lender exercises any such right of setoff, (x) all amounts so set off will be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.15(e) and, pending such payment, will be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the Issuing Banks, the Swing Line Bank and the Lenders and (y) the Defaulting Lender will provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. Each Lender Party agrees promptly to notify the Borrower and the Administrative Agent after any such setoff and application made by such Lender Party; provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender Party under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Lender Party may have.

Section 3.10.           Use of Proceeds. The Borrower shall apply the proceeds of each Borrowing in accordance with the third recital; without limiting the foregoing, no proceeds of any Advance will be used to acquire any equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any “margin stock”, as defined in F.R.S. Board Regulation U.

Article IV

CONDITIONS TO BORROWING

Section 4.1.           Effectiveness. The obligations of the Lender Parties to fund any Borrowing or to issue any Letter of Credit became effective on and as of the first date (the  “Closing Date”) on which each of the conditions precedent set forth in this Section 4.1 were satisfied.

(a)            Resolutions, etc. The Administrative Agent shall have received from the Borrower:

(i)            a certificate, dated the Closing Date, of its Secretary or Assistant Secretary as to the incumbency and signatures of those of its officers authorized to act with respect to this Agreement and each other Loan Document and as to the truth and completeness of the attached:

(x) resolutions of its Board of Directors then in full force and effect authorizing the execution, delivery and performance of this Agreement and each other Loan Document, and

(y) Organic Documents of the Borrower,

and upon which certificate each Lender Party may conclusively rely until it shall have received a further certificate of the Secretary of the Borrower canceling or amending such prior certificate; and

(ii)            Certificate of Good Standing issued by the relevant Liberian authorities in respect of the Borrower.

(b)            Delivery of Notes. The Administrative Agent shall have received, for the account of the respective Lenders, the Notes requested by Lenders pursuant to Section 2.13 at least five Business Days prior to the Closing Date, duly executed and delivered by the Borrower.

(c)            Opinions of Counsel. The Administrative Agent shall have received opinions, dated the Closing Date and addressed to the Agents and each Lender Party, from:

(i)             Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Borrower, as to New York law, in a form reasonably satisfactory to the Administrative Agent; and

(ii)            Watson Farley & Williams LLP, counsel to the Borrower, as to Liberian law, in a form reasonably satisfactory to the Administrative Agent.

(d)            Closing Fees, Expenses, etc. The Administrative Agent shall have received for its own account, or for the account of each Lender Party, as the case may be, all fees that the Borrower shall have agreed in writing to pay to the Administrative Agent (whether for its own account or for account of any of the Lender Parties) and all invoiced expenses of the Administrative Agent (including the agreed fees and expenses of counsel to the Administrative Agent) on or prior to the Closing Date.

(e)            Know your Customer. Each Lender shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the Patriot Act to the extent reasonably requested by such Lender at least five Business Days prior to the Closing Date.

(f)            Beneficial Ownership Certifications. At least five (5) days prior to the Effective Date, if the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, it shall deliver, to each Lender that so requests, a Beneficial Ownership Certification in relation to the Borrower.

(g)            Payment Under the Existing Credit Agreement. The Borrower shall, substantially simultaneously with the occurrence of the Closing Date (and in any event no later than the close of business on the Closing Date), pay all of the accrued fees and interest under the Existing Credit Agreement, and each of the Lenders that is a party to the Existing Credit Agreement hereby waives, upon execution of this Agreement, any notice required by the Existing Credit Agreement relating to such payments thereunder.

Section 4.2.           All Borrowings and Issuances. The obligation of each Lender to fund any Advance on the occasion of any Borrowing (including the initial Borrowing) (other than (x) a

Swing Line Advance made by a Lender pursuant to Section 2.2(b) or (y) an Advance made by any Issuing Bank or any Lender pursuant to Section 2.3(c)) and the obligation of any Issuing Bank to issue a Letter of Credit shall be subject to the satisfaction of each of the conditions precedent set forth in this Section 4.2.

(a)            Compliance with Warranties, No Default, etc. Both before and after giving effect to any Borrowing or Issuance the following statements shall be true and correct:

(i)             the representations and warranties set forth in Article V (excluding, however, those contained in the last sentence of Section 5.6 and in Sections 5.8, 5.9(b), 5.10 and 5.12) shall be true and correct in all material respects except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct, with the same effect as if then made; and

(ii)            no Default and no Prepayment Event and no event which (with notice or lapse of time or both) would become a Prepayment Event shall have then occurred and be continuing.

(b)            Request. The Administrative Agent shall have received a Notice of Revolving Credit Borrowing, Notice of Swing Line Borrowing or a Notice of Issuance, as applicable. Each of the delivery of a Notice of Revolving Credit Borrowing, Notice of Swing Line Borrowing or a Notice of Issuance, as applicable, and the acceptance by the Borrower of the proceeds of such Borrowing or Issuance shall constitute a representation and warranty by the Borrower that on the date of such Borrowing or Issuance (both immediately before and after giving effect to such Borrowing or Issuance and the application of the proceeds thereof) the statements made in Section 4.2(a) are true and correct.

Section 4.3.           Determinations Under Section 4.1. For purposes of determining compliance with the conditions specified in Section 4.1, each Lender Party was deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lender Parties. The Administrative Agent previously notified the Lender Parties of the occurrence of the Closing Date.

Article V

REPRESENTATIONS AND WARRANTIES

To induce the Lender Parties and the Administrative Agent to enter into this Agreement, to make Advances and to issue Letters of Credit hereunder, the Borrower represented and warranted to the Administrative Agent and each Lender Party as set forth in this Article V as of the Closing Date and, except with respect to the representations and warranties in Sections 5.6 (with respect to the final sentence only), 5.8, 5.9(b), 5.10 and 5.12, the Borrower represents and warrants to the Administrative Agent and each Lender Party as set forth in this Article V as of the date of each Borrowing and Issuance after the Closing Date.

Section 5.1.            Organization, etc. The Borrower and each of the Principal Subsidiaries is a corporation validly organized and existing and in good standing under the laws of its jurisdiction of incorporation; the Borrower is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the nature of its business requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect; and the Borrower has full power and authority, has taken all corporate action and holds all governmental and creditors’ licenses, permits, consents and other approvals necessary to enter into each Loan Document and to perform the Obligations.

Section 5.2.            Due Authorization, Non-Contravention, etc. The execution, delivery and performance by the Borrower of this Agreement and each other Loan Document, are within the Borrower’s corporate powers, have been duly authorized by all necessary corporate action, and do not:

(a)            contravene the Borrower’s Organic Documents;

(b)            contravene any law or governmental regulation of any Applicable Jurisdiction except as would not reasonably be expected to result in a Material Adverse Effect;

(c)            contravene any court decree or order binding on the Borrower or any of its property except as would not reasonably be expected to result in a Material Adverse Effect;

(d)            contravene any contractual restriction binding on the Borrower or any of its property except as would not reasonably be expected to result in a Material Adverse Effect; or

(e)            result in, or require the creation or imposition of, any Lien on any of the Borrower’s properties except as would not reasonably be expected to result in a Material Adverse Effect.

Section 5.3.            Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Borrower of this Agreement or any other Loan Document (except for authorizations or approvals not required to be obtained on or prior to the Closing Date that have been obtained or actions not required to be taken on or prior to the Closing Date that have been taken). Each of the Borrower and each Principal Subsidiary holds all governmental licenses, permits and other approvals required to conduct its business as conducted by it on the Closing Date, except to the extent the failure to hold any such licenses, permits or other approvals would not have a Material Adverse Effect.

Section 5.4.            Compliance with Environmental Laws. The Borrower and each Principal Subsidiary is in compliance with all applicable Environmental Laws, except to the extent that the failure to so comply would not have a Material Adverse Effect.

Section 5.5.            Validity, etc. This Agreement constitutes, and the Notes will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of the Borrower enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by general equitable principles.

Section 5.6.            Financial Information. The consolidated balance sheet of the Borrower and its Subsidiaries as at December 31, 2021, and the related consolidated statements of operations and cash flows of the Borrower and its Subsidiaries, copies of which have been furnished to the Administrative Agent and each Lender Party, have been prepared in accordance with GAAP, and present fairly in all material respects the consolidated financial condition of the Borrower and its Subsidiaries as at December 31, 2021, and the results of their operations for the Fiscal Year then ended. Since December 31, 2021, there has been no material adverse change in the business, operations or financial condition of the Borrower and its Subsidiaries taken as a whole.

Section 5.7.            No Default, Event of Default or Prepayment Event. No Default, Event of Default or Prepayment Event has occurred and is continuing.

Section 5.8.            Litigation. There is no action, suit, litigation, investigation or proceeding pending or, to the knowledge of the Borrower, threatened against the Borrower or any Principal Subsidiary, that (i) except as set forth in filings made by the Borrower with the Securities and Exchange Commission, in the Borrower’s reasonable opinion might reasonably be expected to materially adversely affect the business, operations or financial condition of the Borrower and its Subsidiaries (taken as a whole) (collectively, “Material Litigation”) or (ii) purports to affect the legality, validity or enforceability of the Loan Documents or the consummation of the transactions contemplated hereby.

Section 5.9.            Vessels. Each Vessel is

(a)            legally and beneficially owned by the Borrower or a Principal Subsidiary,

(b)            registered in the name of the Borrower or such Principal Subsidiary under the flag identified in Item 5.9(b) of the Disclosure Schedule,

(c)            free of all recorded Liens, other than Liens permitted by Section 6.2.3, and

(d)            insured against loss or damage in compliance with Section 6.1.5.

Section 5.10.           Subsidiaries. The Borrower has no Existing Principal Subsidiaries on the Effective Date, except those Existing Principal Subsidiaries which are identified in Item 5.10 of the Disclosure Schedule. All Existing Principal Subsidiaries are direct or indirect wholly-owned Subsidiaries of the Borrower, except to the extent any such Existing Principal Subsidiary or an interest therein has been sold in accordance with clause (b) of Section 6.2.7 or such Existing Principal Subsidiary no longer owns a Vessel.

Section 5.11.           Obligations rank pari passu. The Obligations rank at least pari passu in right of payment and in all other respects with all other unsecured unsubordinated Indebtedness of the Borrower other than Indebtedness preferred as a matter of law.

Section 5.12.           No Filing, etc. Required. No filing, recording or registration and no payment of any stamp, registration or similar tax is necessary under the laws of any Applicable Jurisdiction to ensure the legality, validity, enforceability, priority or admissibility in evidence of this Agreement or the other Loan Documents (except for filings, recordings, registrations or payments not required to be made on or prior to the Closing Date that have been made).

Section 5.13.           No Immunity. The Borrower is subject to civil and commercial law with respect to the Obligations. Neither the Borrower nor any of its properties or revenues is entitled to any right of immunity in any Applicable Jurisdiction from suit, court jurisdiction, judgment, attachment (whether before or after judgment), set-off or execution of a judgment or from any other legal process or remedy relating to the Obligations (to the extent such suit, court jurisdiction, judgment, attachment, set-off, execution, legal process or remedy would otherwise be permitted or exist).

Section 5.14.           Pension Plans. To the extent that, at any time after the Effective Date, there are any Pension Plans, no Pension Plan shall have been terminated, and no contribution failure will have occurred with respect to any Pension Plan, in each case which could (a) give rise to a Lien under section 302(f) of ERISA and (b) result in the incurrence by the Borrower or any member of the Controlled Group of any material liability, fine or penalty which, in either case, would have a Material Adverse Effect.

Section 5.15.           Investment Company Act. The Borrower is not required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

Section 5.16.           Regulation U. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Advances will be used for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulation U. Terms for which meanings are provided in F.R.S. Board Regulation U or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

Section 5.17.           Accuracy of Information. The financial and other information (other than financial projections or other forward looking information) furnished to the Administrative Agent and the Lender Parties in writing by or on behalf of the Borrower by its chief financial officer, treasurer or corporate controller in connection with the negotiation of this Agreement is, when taken as a whole, to the best knowledge and belief of the Borrower, true and correct and contains no misstatement of a fact of a material nature. All financial projections, if any, that have been furnished to the Administrative Agent and the Lender Parties in writing by or on behalf of the Borrower by its chief financial officer, treasurer or corporate controller in connection with this Agreement have been or will be prepared in good faith based upon assumptions believed by the Borrower to be reasonable at the time made (it being understood that such projections are subject to significant uncertainties and contingencies, many of which are beyond the Borrower’s control, and that no assurance can be given that the projections will be realized). All financial and other information furnished to the Administrative Agent and the Lender Parties in writing by or on behalf of the Borrower by its chief financial officer, treasurer or corporate controller after the date of this Agreement shall have been prepared by the Borrower in good faith. As of the Effective Date, to the knowledge of the Borrower, the information included in the Beneficial Ownership Certification of the Borrower (to the extent required to be delivered hereunder) is true and correct in all respects.

Section 5.18.           Compliance with Laws. The Borrower is in compliance with all applicable laws, rules, regulations and orders, except to the extent that the failure to so comply does not and could not reasonably be expected to have a Material Adverse Effect, and the Borrower has implemented and maintains in effect policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with

Anti-Corruption Laws and applicable Sanctions. The Borrower and its Subsidiaries and, to the knowledge of the Borrower, their respective officers, employees, directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions, in all material respects and are not knowingly engaged in any activity that would reasonably be expected to result in Borrower being designated as a Sanctioned Person.  None of (a) the Borrower, any Subsidiary or to the knowledge of the Borrower or such Subsidiary any of their respective directors, officers or employees, or (b) to the knowledge of the Borrower, any agent of the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person.

Section 5.19.           ERISA. As of the date hereof, the Borrower is not and will not be (1) an employee benefit plan subject to Title I of ERISA, (2) a plan or account subject to Section 4975 of the Code; (3) an entity deemed to hold “plan assets” of any such plans or accounts for purposes of ERISA or the Code; or (4) a “governmental plan” within the meaning of ERISA.

Section 5.20.           EEA Financial Institution. The Borrower is not an EEA Financial Institution.

Article VI

COVENANTS

Section 6.1.           Affirmative Covenants. The Borrower agrees with the Administrative Agent and each Lender Party that, until all Commitments have terminated and all Obligations (other than the contingent amounts for which no claim or demand has been made) have been paid in full, the Borrower will perform the obligations set forth in this Section 6.1.

Section 6.1.1.           Financial Information, Reports, Notices, etc.

The Borrower will furnish, or will cause to be furnished, to the Administrative Agent (with sufficient copies for distribution to each Lender Party) the following financial statements, reports, notices and information:

(a)            as soon as available and in any event within 60 days after the end of each of the first three Fiscal Quarters of each Fiscal Year of the Borrower, a copy of the Borrower’s report on Form 10-Q (or any successor form) as filed by the Borrower with the Securities and Exchange Commission for such Fiscal Quarter, containing unaudited consolidated financial statements of the Borrower for such Fiscal Quarter (including a balance sheet and profit and loss statement) prepared in accordance with GAAP, subject to normal year-end audit adjustments;

(b)            as soon as available and in any event within 120 days after the end of each Fiscal Year of the Borrower, a copy of the Borrower’s annual report on Form 10-K (or any successor form) as filed by the Borrower with the Securities and Exchange Commission for such Fiscal Year, containing audited consolidated financial statements of the Borrower for such Fiscal Year prepared in accordance with GAAP (including a balance sheet and profit and loss statement) and audited by PricewaterhouseCoopers LLP or another firm of independent public accountants of similar standing;

(c)            together with each of the statements delivered pursuant to the foregoing clause (a) or (b), a certificate, executed by the chief financial officer, the treasurer or the corporate controller of the Borrower, showing, as of the last day of the relevant Fiscal Quarter or Fiscal Year compliance with the covenants set forth in Section 6.2.4 (in reasonable detail and with appropriate calculations and computations in all respects reasonably satisfactory to the Administrative Agent); ~~it being understood and agreed, for the avoidance of doubt, that no such certificate shall be required to be delivered with respect to any Fiscal Quarter or Fiscal Year ending during the Waiver Period;~~

(d)            as soon as possible after the occurrence of a Default or Prepayment Event, a statement of the chief financial officer of the Borrower setting forth details of such Default or Prepayment Event (as the case may be) and the action which the Borrower has taken and proposes to take with respect thereto;

(e)            as soon as the Borrower becomes aware thereof, notice of any Material Litigation except to the extent that such Material Litigation is disclosed by the Borrower in filings with the SEC;

(f)            promptly after the sending or filing thereof, copies of all reports which the Borrower sends to all holders of each security issued by the Borrower, and all registration statements which the Borrower or any of its Subsidiaries files with the Securities and Exchange Commission or any national securities exchange;

(g)            such other information respecting the condition or operations, financial or otherwise, of the Borrower or any of its Subsidiaries as any Lender Party through the Administrative Agent may from time to time reasonably request;

(h)            within five Business Days after the end of each month in which the covenant set forth Section 6.2.9 remains in effect, a certificate, executed by the chief financial officer, the treasurer or the corporate controller of the Borrower, showing, as of the last day of the immediately preceding month, compliance with such covenant; provided that, if the Borrower is not in compliance with the covenant set forth in Section 6.2.9 as of the last day of such month, the Borrower shall show compliance with such covenant as of the date such certificate is delivered;

(i)             within ten Business Days after the end of each month during the period commencing on the Waiver Effective Date and ending with delivery of information for the month ending on September 30, 2023, a certificate, executed by the chief financial officer, the treasurer or the corporate controller of the Borrower, showing (x) a breakdown of customer deposits between valid cruises, cancelled cruises and future cruise certificates and (y) a reconciliation of the Borrower’s consolidated customer deposit balance, in substantially the form attached hereto as Exhibit I; and

(j)             within fifteen Business Days after the end of each Fiscal Quarter during the period commencing on the Waiver Effective Date and ending with delivery of information for the Fiscal Quarter ending on September 30, 2023, updated liquidity projections, in substantially the form attached hereto as Exhibit J, covering the next twelve-month period;

provided that information required to be furnished to the Administrative Agent under subsections (a) through (f) of this Section 6.1.1 shall be deemed furnished to the Administrative Agent when available free of charge on the Borrower’s website at http://www.rclinvestor.com or the website of the U.S. Securities and Exchange Commission at http://www.sec.gov; provided, however, that the Borrower shall as soon as reasonably practicable notify the Administrative Agent when such information required to be furnished to the Administrative Agent under subsections (c) and (d) of this Section 6.1.1 is made available free of charge on one of the websites listed in the preceding proviso.

Section 6.1.2.           Approvals and Other Consents. The Borrower will obtain (or cause to be obtained) all such governmental licenses, authorizations, consents, permits and approvals as may be required for (a) the Borrower to perform its obligations under this Agreement and the other Loan Documents and (b) except to the extent that failure to obtain (or cause to be obtained) such governmental licenses, authorizations, consents, permits and approvals would not be expected to have a Material Adverse Effect, the operation of each Vessel in compliance with all applicable laws.

Section 6.1.3.           Compliance with Laws, etc. The Borrower will, and will cause each of its Subsidiaries to, comply in all material respects with all applicable laws, rules, regulations and orders, except (other than as described in clause (a) below) to the extent that the failure to so comply would not have a Material Adverse Effect, which compliance shall in any case include (but not be limited to):

(a)            in the case of each of the Borrower and the Principal Subsidiaries, the maintenance and preservation of its corporate existence (subject to the provisions of Section 6.2.6);

(b)            in the case of the Borrower, maintenance of its qualification as a foreign corporation in the State of Florida;

(c)            the payment, before the same become delinquent, of all taxes, assessments and governmental charges imposed upon it or upon its property, except to the extent being diligently contested in good faith by appropriate proceedings;

(d)            compliance with all applicable Environmental Laws;

(e)            compliance with all anti-money laundering and anti-corrupt practices laws and regulations applicable to the Borrower, including by not making or causing to be made any offer, gift or payment, consideration or benefit of any kind to anyone, either directly or indirectly, as an inducement or reward for the performance of any of the transactions contemplated by this agreement to the extent the same would be in contravention of such applicable laws; and

(f)             The Borrower will maintain in effect policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers and employees with Anti-Corruption Laws and applicable Sanctions.

Section 6.1.4.           [Intentionally omitted].

Section 6.1.5.           Insurance. The Borrower will, or will cause one or more of its Subsidiaries to, maintain or cause to be maintained with responsible insurance companies insurance with respect to all of the material properties and operations of the Borrower and each Principal Subsidiary against such casualties, third-party liabilities and contingencies and in such amounts as is customary for other businesses of similar size in the passenger cruise line industry (provided that in no event will the Borrower or any Subsidiary be required to obtain any business interruption, loss of hire or delay in delivery insurance) and will, upon request of the Administrative Agent, furnish to the Administrative Agent (with sufficient copies for distribution to each Lender Party) at reasonable intervals a certificate of a senior officer of the Borrower setting forth the nature and extent of all insurance maintained by the Borrower and the Subsidiaries and certifying as to compliance with this Section.

Section 6.1.6.           Books and Records. The Borrower will, and will cause each of its Principal Subsidiaries to, keep books and records that accurately reflect all of its business affairs and transactions and permit the Administrative Agent and each Lender Party or any of their respective representatives, at reasonable times and intervals and upon reasonable prior notice, to visit each of its offices, to discuss its financial matters with its officers and to examine any of its books or other corporate records.

Section 6.2.            Negative Covenants. The Borrower agrees with the Administrative Agent and each Lender Party that, until all Commitments have terminated and all Obligations (other than the contingent amounts for which no claim or demand has been made) have been paid and performed in full, the Borrower will perform the obligations set forth in this Section 6.2.

Section 6.2.1.           Business Activities. The Borrower will not, and will not permit any of its Subsidiaries to, engage in any principal business activity other than those engaged in by the Borrower and its Subsidiaries on the date hereof and other business activities reasonably related, ancillary or complimentary thereto or that are reasonable extensions thereof.

Section 6.2.2.           Indebtedness. The Borrower will not permit any of the Existing Principal Subsidiaries to create, incur, assume or suffer to exist or otherwise become or be liable in respect of any Indebtedness, other than, without duplication, the following:

(a)            Indebtedness secured by Liens of the type described in Section 6.2.3;

(b)            Indebtedness owing to the Borrower or a direct or indirect Subsidiary of the Borrower;

(c)            Indebtedness incurred to finance, refinance or refund the cost (including the cost of construction) of assets acquired after the Effective Date;

(d)            Indebtedness in an aggregate principal amount, together with (but without duplication of) Indebtedness permitted to be secured under Section 6.2.3(c), at any one time outstanding not exceeding (determined at the time of creation of such Lien or the incurrence by any Existing Principal Subsidiary of such Indebtedness, as applicable) 10.0% of the total assets of the Borrower and its Subsidiaries taken as a whole as determined in accordance with GAAP as at the last day of the most recent ended Fiscal Quarter; and

(e)            Indebtedness of Silversea Cruise Holding Ltd. and its subsidiaries (“Silversea”) outstanding on the Effective Date and identified in Item 6.2.2 of the Disclosure Schedule.

Section 6.2.3.           Liens.

The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any of its property, revenues or assets, whether now owned or hereafter acquired, except:

(a)            Liens on assets (including, without limitation, shares of capital stock of corporations and assets owned by any corporation that becomes a Subsidiary of the Borrower after the Effective Date) acquired after the Effective Date (whether by purchase, construction or otherwise) by the Borrower or any of its Subsidiaries (other than (x) an Existing Principal Subsidiary or (y) any other Principal Subsidiary which, at any time, after three months after the acquisition of a Vessel, owns a Vessel free of any mortgage Lien), which Liens were created solely for the purpose of securing Indebtedness representing, or incurred to finance, refinance or refund, the cost (including the cost of construction) of such assets, so long as (i) the acquisition of such assets is not otherwise prohibited by the terms of this Agreement and (ii) each such Lien is created within three months after the acquisition of the relevant assets;

(b)            in addition to other Liens permitted under this Section 6.2.3, Liens securing Indebtedness in an aggregate principal amount, together with (but without duplication of) Indebtedness permitted under Section 6.2.2(d), at any one time outstanding not exceeding (determined at the time of creation of such Lien or the incurrence by any Existing Principal Subsidiary of such indebtedness, as applicable) 10.0% of the total assets of the Borrower and its Subsidiaries taken as a whole as determined in accordance with GAAP as at the last day of the most recent ended Fiscal Quarter; provided that Liens securing any Permitted Secured Facility that are incurred pursuant to this clause (b) shall only extend to Permitted Secured Facility Collateral prior to the occurrence of a Priority Release Event;

(c)            Liens on assets acquired after the Effective Date by the Borrower or any of its Subsidiaries (other than by (x) any Subsidiary that is an Existing Principal Subsidiary or (y) any other Principal Subsidiary which, at any time, owns a Vessel free of any mortgage Lien) so long as (i) the acquisition of such assets is not otherwise prohibited by the terms of this Agreement and (ii) each of such Liens existed on such assets before the time of its acquisition and was not created by the Borrower or any of its Subsidiaries in anticipation thereof;

(d)            Liens on any asset of any corporation that becomes a Subsidiary of the Borrower (other than a corporation that also becomes a Subsidiary of an Existing Principal Subsidiary) after the Effective Date so long as (i) the acquisition or creation of such corporation by the Borrower is not otherwise prohibited by the terms of this Agreement and (ii) such Liens are in existence at the time such corporation becomes a Subsidiary of the Borrower and were not created by the Borrower or any of its Subsidiaries in anticipation thereof;

(e)            Liens securing Government-related Obligations;

(f)             Liens for taxes, assessments or other governmental charges or levies not at the time delinquent or thereafter payable without penalty or being diligently contested in good faith by appropriate proceedings;

(g)            Liens of carriers, warehousemen, mechanics, materialmen and landlords incurred in the ordinary course of business for sums not overdue by more than 60 days or being diligently contested in good faith by appropriate proceedings;

(h)            Liens incurred in the ordinary course of business in connection with workers’ compensation, unemployment insurance or other forms of governmental insurance or benefits;

(i)             Liens for current crew’s wages and salvage;

(j)             Liens arising by operation of law as the result of the furnishing of necessaries for any Vessel so long as the same are discharged in the ordinary course of business or are being diligently contested in good faith by appropriate proceedings;

(k)            Liens on Vessels that:

(i)              secure obligations covered (or reasonably expected to be covered) by insurance;

(ii)             were incurred in the course of or incidental to trading such Vessel in connection with repairs or other work to such Vessel; or

(iii)            were incurred in connection with work to such Vessel that is required to be performed pursuant to applicable law, rule, regulation or order;

provided that, in each case described in this clause (k), such Liens are either (x) discharged in the ordinary course of business or (y) being diligently contested in good faith by appropriate proceedings;

(l)             normal and customary rights of setoff upon deposits of cash or other Liens originating solely by virtue of any statutory or common law provision relating to bankers’ liens, rights of setoff or similar rights in favor of banks or other depository institutions;

(m)           Liens in respect of rights of setoff, recoupment and holdback in favor of credit card processors securing obligations in connection with credit card processing services incurred in the ordinary course of business;

(n)            Liens on cash collateral required to be provided by the Borrower pursuant to (a) Section 2.15(a) and (b) the Borrower’s existing credit facilities as in effect on the ~~First~~October 2023 Extension Amendment Effective Date;

(o)            Liens on cash, cash equivalents or marketable securities of the Borrower or any Subsidiary securing obligations under Hedging Instruments not incurred for speculative purposes;

(p)            deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business and deposits securing liabilities to insurance carriers under insurance or self-insurance arrangements;

(q)            easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Borrower or any Subsidiary;

(r)            licenses, sublicenses, leases, or subleases granted to other Persons not materially interfering with the conduct of the business of the Borrower or any of its Subsidiaries; and

(s)            Liens on any property of Silversea in existence as of the Effective Date and identified in Item 6.2.3 of the Disclosure Schedule.

Section 6.2.4.           Financial Condition. The Borrower will not permit:

(a)            Net Debt to Capitalization Ratio, as at the end of any Fiscal Quarter, to be greater than the applicable level set forth below opposite such Fiscal Quarter under the heading “Net Debt to Capitalization Ratio”:

Fiscal Quarter Ending	Net Debt to Capitalization Ratio
September 30, 2022	0.775 to 1
December 31, 2022	0.750 to 1
March 31, 2023	0.750 to 1
June 30, 2023	0.750 to 1
September 30, 2023	0.750 to 1

Fiscal Quarter Ending	Net Debt to Capitalization Ratio
December 31, 2023	0.750 to 1
March 31, 2024	0.725 to 1
June 30, 2024	0.700 to 1
September 30, 2024	0.675 to 1
December 31, 2024	0.650 to 1
March 31, 2025 and thereafter	0.625 to 1

(b)            Fixed Charge Coverage Ratio to be less than 1.25 to 1 as at the last day of any Fiscal Quarter.

~~Notwithstanding anything to the contrary in this Agreement, the Borrower shall not be required to comply with the requirements of this Section 6.2.4 during the Waiver Period.~~

Section 6.2.5.           [Intentionally omitted].

Section 6.2.6.           Consolidation, Merger, etc.

The Borrower will not, and will not permit any of its Subsidiaries to, liquidate or dissolve, consolidate with, or merge into or with, any other corporation except:

(a)            any such Subsidiary may (i) liquidate or dissolve voluntarily, and may merge with and into, the Borrower or any other Subsidiary, and the assets or stock of any Subsidiary may be purchased or otherwise acquired by the Borrower or any other Subsidiary or (ii) merge with and into another Person in connection with a sale or other disposition permitted by Section 6.2.7; and

(b)            so long as no Event of Default or Prepayment Event has occurred and is continuing or would occur after giving effect thereto, the Borrower or any of its Subsidiaries may merge into any other Person, or any other Person may merge into the Borrower or any such Subsidiary, or the Borrower or any of its Subsidiaries may purchase or otherwise acquire all or substantially all of the assets of any Person, in each case so long as:

(i)             after giving effect thereto, the Stockholders’ Equity of the Borrower and its Subsidiaries is at least equal to 90% of such Stockholders’ Equity immediately prior thereto; and

(ii)            in the case of a merger involving the Borrower where the Borrower is not the surviving corporation:

(A)            the surviving corporation shall have assumed in a writing, delivered to the Administrative Agent, all of the Borrower’s obligations hereunder and under the other Loan Documents;

(B)             the surviving corporation shall, promptly upon the request of the Administrative Agent or any Lender, supply such documentation and other evidence as is reasonably requested by the Administrative Agent or any Lender in order for the Administrative Agent or such Lender to carry out and be satisfied it has complied with the results of all necessary “know your customer” or other similar checks under all applicable laws and regulations; and

(C)            as soon as practicable after receiving notice from the Borrower of such merger, and in any event no later than five Business Days after the delivery of such notice, for a surviving corporation that is organized under the laws of a jurisdiction other than of the United States or a political subdivision thereof or Liberia, any Lender that may not legally lend to, establish credit for the account of and/or do any business whatsoever with such surviving corporation, either directly or through an Affiliate of such Lender (a “Protesting Lender”) shall so notify the Borrower and the Administrative Agent in writing. With respect to each Protesting Lender, the Borrower shall, effective on or before the date that such surviving corporation shall have the right to borrow hereunder, notify the Administrative Agent and such Protesting Lender that the Commitments of such Protesting Lender shall be terminated; provided that such Protesting Lender shall have received one or more payments from either the Borrower or one or more assignees in an aggregate amount at least equal to the aggregate outstanding principal amount of the Advances owing to such Protesting Lender, together with accrued interest thereon to the date of payment of such principal amount and all other amounts payable to such Protesting Lender under this Agreement.

Section 6.2.7.           Asset Dispositions, etc.

The Borrower will not, and will not permit any of its Subsidiaries to, sell, transfer, contribute or otherwise convey, or grant options, warrants or other rights with respect to, all or substantially all of the assets of (a) the Borrower or (b) the Subsidiaries of the Borrower, taken as a whole, except for sales of assets between or among the Borrower and Subsidiaries of the Borrower.

Section 6.2.8.           Use of Proceeds. The Borrower will not request any Borrowing or Letter of Credit, and the Borrower and its Subsidiaries shall not use the proceeds of any Borrowing or Letter of Credit (a) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, or (b) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, unless permitted under all applicable Sanctions.

Section 6.2.9.           Minimum Liquidity. The Borrower will not allow the aggregate amount of unrestricted cash, Cash Equivalents, undrawn Revolving Credit Commitments and undrawn commitments under the Other Revolving Facility or any other credit facility available to the Borrower and/or any of its Subsidiaries the proceeds of which are available for general corporate purposes or which would, once utilized, otherwise increase the liquidity of the Borrower or the relevant Subsidiary as determined in accordance with GAAP to be less than $350,000,000 as of the last day of any calendar month. Notwithstanding anything set forth herein to the contrary, only the consent of the Required Extended Lenders and the Borrower shall be required to amend, waive or modify this Section 6.2.9 or Section 6.1.1(h) or change the definition of “Required Extended Lenders”, “Extended Lender Event of Default” or “Extended Lender Prepayment Event”.

Section 6.2.10.         Additional Undertakings~~.~~

~~(a)            [reserved].~~

(~~b~~a)           . The Borrower will not enter into any transaction that would result in the Borrower or any of its Subsidiaries not being able to grant the guarantees required pursuant to Section 6.2.11(b) or Section 6.2.11(c) hereof.

Section 6.2.11.         Designated Indebtedness.

(a)            The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Designated Indebtedness in an aggregate principal amount in excess of (x) $1,700,000,000 less (y) the aggregate principal amount of Designated Indebtedness repaid or prepaid in accordance with Section 6.2.11(e)(ii), at any time outstanding; provided that this clause (a) shall no longer apply if a Designated Release Event has occurred.

(b)            It is hereby acknowledged that each Priority Holdco Subsidiary as of the ~~First~~October 2023 Extension Amendment Effective Date has delivered to the Administrative Agent a guaranty in favor of the Administrative Agent for the benefit of the Lenders (the “First Priority Guaranty”); it being understood and agreed that the First Priority Guaranty shall automatically terminate upon the occurrence of a Priority Release Event.

(c)            It is hereby acknowledged that each Specified Designated Holdco Subsidiary as of the ~~First~~October 2023 Extension Amendment Effective Date has delivered to the Administrative Agent a subordinated guaranty in favor of the Administrative Agent for the benefit of the Lenders (the “Subordinated Guaranty”), and the Administrative Agent contemporaneously entered into a subordination agreement pursuant to which the obligations of the Specified Designated Holdco Subsidiaries under the Subordinated Guaranty were fully subordinated in right of payment to the obligations of the Specified Designated Holdco Subsidiaries under such Designated Indebtedness or any guaranties related thereto (and, for the avoidance of doubt, the Administrative Agent shall promptly enter into substantially similar subordination agreements in respect of any other Designated Indebtedness permitted under this Agreement upon the Borrower’s reasonable request); it being understood and agreed that the Subordinated Guaranty shall automatically terminate upon the occurrence of a Designated Release Event.

(d)            Until a Priority Release Event has occurred, the Borrower will not:

(i)            permit any Priority Holdco Subsidiary, or any Subsidiary thereof, to incur, grant or suffer to exist any Indebtedness, including any guaranty obligation, other than any guaranty in favor of one or more of the Beneficiary Parties and the Other Beneficiary Parties in form and substance substantially similar to the First Priority Guaranty; provided that each such Other Beneficiary Party shall have entered into a subordination agreement pursuant to which the obligations of such Priority Holdco Subsidiary under such guaranty will be fully subordinated in right of payment to the obligations of such Priority Holdco Subsidiary under any guaranty given in favor of the Administrative Agent for the benefit of the Lenders pursuant to this Agreement, which subordination agreement will be in form and substance reasonably satisfactory to the Administrative Agent and such Other Beneficiary Party (and, for the avoidance of doubt, the Administrative Agent shall execute such subordination agreements upon the Borrower’s reasonable request);

(ii)            permit, or permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien securing Indebtedness on any Priority Assets; or

(iii)            permit any Subsidiary to sell, transfer, license, lease, dispose, distribute or otherwise transfer any Priority Assets or any equity interests in a Subsidiary that owns, directly or indirectly, any Priority Assets, other than (a) to any other entity that is (or will become) a Priority Holdco Subsidiary or (b) any Priority Assets or equity interests in a Subsidiary that owns, directly or indirectly, any Priority Assets with a fair market value of less than, in the aggregate, the sum of (x) $250,000,000 plus (y) the fair market value of any asset (other than (1) current assets, intercompany debt or equity instruments and (2) Priority Assets or other assets owned by another Priority Holdco Subsidiary immediately prior to acquisition) acquired by any Priority Holdco Subsidiary after the Waiver Effective Date; provided that, in the case of this clause (b), such Subsidiary shall receive fair market value and at least 75% cash consideration in connection with such sale, transfer, license, lease, disposition, distribution or other transfer.

(e)            Until a Designated Release Event has occurred, the Borrower will not:

(i)            permit any Designated Holdco Subsidiary, or any Subsidiary thereof, to incur, grant or suffer to exist any Indebtedness, including any guaranty obligation, other than (a) any Designated Indebtedness or (b) any subordinated guaranty in favor of one or more of the Beneficiary Parties and the Other Beneficiary Parties in form and substance substantially similar to the Subordinated Guaranty; provided that each such Other Beneficiary Party shall have entered into a subordination agreement pursuant to which the obligations of such Designated Holdco Subsidiary under such subordinated guaranty will be fully subordinated in right of payment to the obligations of such Designated Holdco Subsidiary under any guaranty given in favor of the Administrative Agent for the benefit of the Lenders pursuant to this Agreement, which subordination agreement will be in form and substance reasonably satisfactory to the Administrative Agent and such Other Beneficiary Party (and, for the avoidance of doubt, the Administrative Agent shall execute such subordination agreements upon the Borrower’s reasonable request); or

(ii)            permit any Subsidiary to sell, transfer, license, lease, dispose, distribute or otherwise transfer any Designated Assets or any equity interests in a Subsidiary that owns, directly or indirectly, any Designated Assets, other than (a) to any other entity that is (or will become) a Designated Holdco Subsidiary or (b) any Designated Assets or equity interests in a Subsidiary that owns, directly or indirectly, any Designated Assets (i) the net proceeds of which are applied to repay or redeem any Designated Indebtedness or (ii) with a fair market value of less than, in the aggregate, the sum of (x) $250,000,000 in the aggregate plus (y) the fair market value of any asset (other than (1) current assets, intercompany debt or equity instruments and (2) Designated Assets or other assets owned by another Designated Holdco Subsidiary immediately prior to acquisition) acquired by any Designated Holdco Subsidiary after the Waiver Effective Date.

(f)            Notwithstanding the foregoing, this Section 6.2.11 shall not restrict (i) any Subsidiary of the Borrower with respect to any unsecured issuances of commercial paper incurred in the ordinary course of business of the Borrower and its Subsidiaries or (ii) the ability of the Borrower or any of its Subsidiaries to incur, create, assume or otherwise become liable for any Permitted Secured Facility.

Article VII

EVENTS OF DEFAULT

Section 7.1.           Listing of Events of Default. Each of the following events or occurrences described in this Section 7.1 shall constitute an “Event of Default.”

Section 7.1.1.           Non-Payment of Obligations. The Borrower shall default in the payment when due of any principal of or interest on any Advance, any facility fee, any Letter of Credit commission or the agency fee provided for in Section 10.11 or its obligation to cash collateralize or backstop any Letter of Credit as required by clause (ii) within Section 2.3(b); provided that, in the case of any default in the payment of any interest on any Advance or of any facility fee or commission or failure by the Borrower to cash collateralize or backstop any Letter of Credit as required by clause (ii) within Section 2.3(b), such default shall continue unremedied for a period of at least five Business Days after notice thereof shall have been given to the Borrower by any Lender Party; and provided further that, in the case of any default in the payment of such agency fee, such default shall continue unremedied for a period of at least ten days after notice thereof shall have been given to the Borrower by the Administrative Agent.

Section 7.1.2.           Breach of Warranty. Any representation or warranty of the Borrower made or deemed to be made hereunder or under any other Loan Document (including any certificates delivered pursuant to Article IV) is or shall be incorrect in any material respect when made.

Section 7.1.3.           Non-Performance of Certain Covenants and Obligations. (a)  The Borrower shall default in the due performance and observance of any other agreement contained herein or in any other Loan Document (other than the covenants set forth in Sections 6.2.4, 6.2.9, 6.2.10 or 6.2.11 and the obligations referred to in Section 7.1.1) and such default shall continue unremedied for a period of five days after notice thereof shall have been given to the Borrower by the Administrative Agent or any Lender (or, if (i) such default is capable of being remedied within 30 days (commencing on the first day following such five-day period) and (ii) the Borrower is actively seeking to remedy the same during such period, such default shall continue unremedied for at least 35 days after such notice to the Borrower).

(b)            The Borrower shall default in the due performance and observance of the covenants set forth in Section 6.2.11 and such default shall continue unremedied for a period of five Business Days after notice thereof shall have been given to the Borrower by the Administrative Agent or any Lender.

Section 7.1.4.           Default on Other Indebtedness. (a)  The Borrower or any of its Principal Subsidiaries shall fail to pay any Indebtedness that is outstanding in a principal amount of at least $100,000,000 (or the equivalent in other currencies) in the aggregate (but excluding Indebtedness hereunder or with respect to the Hedging Instruments) when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness, (b) the occurrence under any Hedging Instrument of an Early Termination Date (as defined in such Hedging Instrument) resulting from (A) any event of default under such Hedging Instrument as to which the Borrower is the Defaulting Party (as defined in such Hedging Instrument) or (B) any Termination Event (as so defined) as to which the Borrower is an Affected Party (as so defined) and, in either event, the termination value with respect to any such Hedging Instrument owed by the Borrower as a result thereof is greater than $100,000,000 and the Borrower fails to pay such termination value when due after applicable grace periods, (c) any other event shall occur or condition shall exist under any agreement or instrument evidencing, securing or relating to any such Indebtedness and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to cause or permit the holder or holders of such Indebtedness to cause such Indebtedness to become due and payable prior to its scheduled maturity (other than as a result of any sale or other disposition of any property or assets under the terms of such Indebtedness), or (d) any such Indebtedness shall be declared to be due and payable or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption or by voluntary agreement), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Indebtedness is required to be made, in each case prior to the scheduled maturity thereof (other than as a result of any sale or other disposition of any property or assets under the terms of such Indebtedness); provided that any required prepayment or right to require prepayment triggered by terms that are certified by the Borrower to be unique to, but customary in, ship financings shall not constitute an Event of Default under this Section 7.1.4 so long as any required prepayment is made when due. For purposes of determining Indebtedness for any Hedging Instrument, the principal amount of the obligations under any such instrument at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Borrower or any Principal Subsidiary would be required to pay if such instrument were terminated at such time.

Section 7.1.5.           Pension Plans. Any of the following events shall occur with respect to any Pension Plan:

(a)            Any termination of a Pension Plan by the Borrower, any member of its Controlled Group or any other Person if, as a result of such termination, the Borrower or any such member could be required to make a contribution to such Pension Plan, or could reasonably expect to incur a liability or obligation to such Pension Plan, in excess of $100,000,000; or

(b)            a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA.

and, in each case, such event shall continue unremedied for a period of five Business Days after notice thereof shall have been given to the Borrower by the Administrative Agent or any Lender Party (or, if (a) such default is capable of being remedied within 15 days (commencing on the first day of such five-Business-Day period) and (b) the Borrower is actively seeking to remedy the same during such period, such default shall continue unremedied for at least 15 days).

Section 7.1.6.           Bankruptcy, Insolvency, etc.

The Borrower or any of the Principal Subsidiaries (or any of its other Subsidiaries to the extent that the relevant event described below would have a Material Adverse Effect) shall:

(a)            generally fail to pay, or admit in writing its inability to pay, its debts as they become due;

(b)            apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for it or any of its property, or make a general assignment for the benefit of creditors;

(c)            in the absence of such application, consent or acquiescence, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for it or for a substantial part of its property, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days; provided that in the case of such an event in respect of the Borrower, the Borrower hereby expressly authorizes the Administrative Agent and each Lender Party to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend their respective rights under the Loan Documents;

(d)            permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of the Borrower or any of such Subsidiaries, and, if any such case or proceeding is not commenced by the Borrower or such Subsidiary, such case or proceeding shall be consented to or acquiesced in by the Borrower or such Subsidiary or shall result in the entry of an order for relief or shall remain for 60 days undismissed; provided that the Borrower hereby expressly authorizes the Administrative Agent and each Lender Party to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend their respective rights under the Loan Documents; or

(e)            take any corporate action authorizing, or in furtherance of, any of the foregoing.

Section 7.1.7.           Guarantees. ~~Once provided pursuant to Section 6.2.11(b) or 6.2.11(c), any~~Any guarantee of a Priority Holdco Subsidiary or a Designated Holdco Subsidiary shall cease to be, or shall be asserted by the Borrower, any Priority Holdco Subsidiary or any Designated Holdco Subsidiary not to be, in full force and effect (other than in accordance with the express terms hereof).

Section 7.2.           Action if Bankruptcy. If any Event of Default described in clauses (b) through (d) of Section 7.1.6 shall occur with respect to the Borrower, the Commitments (if not theretofore terminated) shall automatically terminate and the outstanding principal amount of all outstanding Advances and all other Obligations shall automatically be and become immediately due and payable, without notice or demand; provided that the foregoing shall not relieve any Lender of its obligation to make Advances pursuant to Section 2.2(b) or Section 2.3(c).

Section 7.3.           Action if Other Event of Default. If any Event of Default (other than any Event of Default described in clauses (b) through (d) of Section 7.1.6 with respect to the Borrower) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Administrative Agent, upon the direction of the Required Lenders, shall by notice to the Borrower declare all of the outstanding principal amount of the Advances and other Obligations to be due and payable and/or the Commitments (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Advances and other Obligations shall be and become immediately due and payable, without further notice, demand or presentment, and/or, as the case may be, the Commitments shall terminate; provided that the foregoing shall not relieve any Lender of its obligation to make Advances pursuant to Section 2.2(b) or Section 2.3(c); provided, further, that with respect to any Event of Default that is an Extended Lender Event of Default, such direction shall be provided only by the Required Extended Lenders.

Article VIII

PREPAYMENT EVENTS

Section 8.1.            Listing of Prepayment Events. Each of the following events or occurrences described in this Section 8.1 shall constitute a “Prepayment Event.”

Section 8.1.1.           Change of Control. There occurs any Change of Control.

Section 8.1.2.           Unenforceability. Any Loan Document shall cease to be the legally valid, binding and enforceable obligation of the Borrower (in each case, other than with respect to provisions of any Loan Document (i) identified as unenforceable in the opinion of the Borrower’s counsel delivered pursuant to Section 4.1(c)(i) or (ii) that a court of competent jurisdiction has determined are not material) and such event shall continue unremedied for 15 days after notice thereof has been given to the Borrower by any Lender Party.

Section 8.1.3.           Approvals. Any material license, consent, authorization, registration or approval at any time necessary to enable the Borrower or any Principal Subsidiary to conduct its business shall be revoked, withdrawn or otherwise cease to be in full force and effect, unless the same would not have a Material Adverse Effect.

Section 8.1.4.           Non-Performance of Certain Covenants and Obligations. The Borrower shall default in the due performance and observance of any of the covenants set forth in Section 6.2.4, 6.2.9 or 6.2.10.

Section 8.1.5.           Judgments. Any judgment or order for the payment of money in excess of $100,000,000 shall be rendered against the Borrower or any of the Principal Subsidiaries by a court of competent jurisdiction and the Borrower or such Principal Subsidiary shall have failed to satisfy such judgment and either:

(a)            enforcement proceedings in respect of any material assets of the Borrower or such Principal Subsidiary shall have been commenced by any creditor upon such judgment or order and shall not have been stayed or enjoined within five Business Days after the commencement of such enforcement proceedings; or

(b)            there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

Section 8.2.           Mandatory Prepayment. If any Prepayment Event shall occur and be continuing, the Administrative Agent, upon the direction of the Required Lenders, shall by notice to the Borrower (a) require the Borrower to prepay in full on the date of such notice all principal of and interest on the Advances and all other Obligations (and, in such event, the Borrower agrees to so pay the full unpaid amount of each Advance and all accrued and unpaid interest thereon and all other Obligations) and (b) terminate the Commitments (if not theretofore terminated); provided that the foregoing shall not relieve any Lender of its obligation to make Advances pursuant to

Section 2.2(b) or Section 2.3(c); provided, further, that with respect to any Prepayment Event that is an Extended Lender Prepayment Event, such direction shall be provided only by the Required Extended Lenders.

Article IX

ACTIONS IN RESPECT OF THE LETTERS OF CREDIT

Section 9.1.            Actions in Respect of the Letters of Credit. If any Commitment Termination Event shall have occurred and be continuing, the Administrative Agent may with the consent, or shall at the request, of the Required Lenders, irrespective of whether it is taking any of the actions described in Section 7.3 or 8.2 or otherwise, make demand upon the Borrower to, and forthwith upon such demand the Borrower will, (a) pay to the Administrative Agent on behalf of the Lender Parties in same day funds at the Administrative Agent’s office designated in such demand, for deposit in the L/C Cash Collateral Account, an amount equal to the aggregate Available Amount of all Letters of Credit then outstanding or (b) make such other arrangements in respect of the outstanding Letters of Credit as shall be acceptable to the Required Lenders and not more disadvantageous to the Borrower than clause (a); provided, however, that if any Event of Default described in clauses (b) through (d) of Section 7.1.6 shall occur with respect to the Borrower, an amount equal to the aggregate Available Amount of all outstanding Letters of Credit shall be immediately due and payable to the Administrative Agent for the account of the Lender Parties without notice to or demand upon the Borrower, which are expressly waived by the Borrower, to be held in the L/C Cash Collateral Account. If at any time a Commitment Termination Event is continuing the Administrative Agent determines that any funds held in the L/C Cash Collateral Account are subject to any right or claim of any Person other than the Administrative Agent and the Lender Parties or that the total amount of such funds is less than the aggregate Available Amount of all Letters of Credit, the Borrower will, forthwith upon demand by the Administrative Agent, pay to the Administrative Agent, as additional funds to be deposited and held in the L/C Cash Collateral Account, an amount equal to the excess of (a) such aggregate Available Amount over (b) the total amount of funds, if any, then held in the L/C Cash Collateral Account that the Administrative Agent determines to be free and clear of any such right and claim. Upon the drawing of any Letter of Credit, to the extent funds are on deposit in the L/C Cash Collateral Account, such funds shall be applied to reimburse the Issuing Banks to the extent permitted by applicable law. After all such Letters of Credit shall have expired or been fully drawn upon and all other obligations of the Borrower hereunder and under the Notes shall have been paid in full, the balance, if any, in such L/C Cash Collateral Account shall be returned to the Borrower.

Article X

THE AGENTS

Section 10.1.           Actions. Each of the Lender Parties hereby irrevocably appoints JPMorgan to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent and the Lender Parties, and the Borrower shall not have rights as a third-party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.

Section 10.2.           Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender Party and may exercise the same as though it were not the Administrative Agent, and the term “Lender Party” or “Lender Parties” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for, and generally engage in any kind of business with, the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lender Parties.

Section 10.3.           Lender Indemnification. (a)  Each Lender hereby severally indemnifies (which indemnity shall survive any termination of this Agreement) the Administrative Agent (to the extent not reimbursed by the Borrower) from and against such Lender’s Ratable Share of any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and disbursements of counsel) that be incurred by or asserted or awarded against, the Administrative Agent in any way relating to or arising out of this Agreement, the Notes and any other Loan Document or any action taken or omitted by the Administrative Agent under this Agreement, the Notes or any other Loan Document; provided that no Lender shall be liable for the payment of any portion of such claims, damages, losses, liabilities and expenses which have resulted from the Administrative Agent’s gross negligence or willful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse the Administrative Agent promptly upon demand for its ratable share of any out-of-pocket and documented expenses (including reasonable counsel fees) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, to the extent that the Administrative Agent is not reimbursed for such expenses by the Borrower. In the case of any investigation, litigation or proceeding giving rise to any such indemnified costs, this Section applies whether any such investigation, litigation or proceeding is brought by the Administrative Agent, any Lender or a third party.

(b)            Each Lender hereby severally indemnifies the Issuing Banks (to the extent not promptly reimbursed by the Borrower) from and against such Lender’s Ratable Share of any and all claims, damages, losses, liabilities and expenses of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against any such Issuing Bank in any way relating to or arising out of the Loan Documents or any action taken or omitted by such Issuing Bank hereunder or in connection herewith; provided, however, that no Lender (in such capacity) shall be liable for any portion of such claims, damages, losses, liabilities and expenses resulting from such Issuing Bank’s gross negligence or willful misconduct.

(c)            The failure of any Lender to reimburse the Administrative Agent or any Issuing Bank promptly upon demand for its Ratable Share of any amount required to be paid by the Lenders to the Administrative Agent as provided herein shall not relieve any other Lender of its obligation hereunder to reimburse the Administrative Agent or any Issuing Bank for its Ratable Share of such amount, but no Lender shall be responsible for the failure of any other Lender to reimburse the Administrative Agent or any Issuing Bank for such other Lender’s Ratable Share of such amount. Without prejudice to the survival of any other agreement of any Lender hereunder, the agreement and obligations of each Lender contained in this Section 10.3 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under the Notes. Each of the Administrative Agent and each Issuing Bank agrees to promptly return to the Lenders their respective Ratable Shares of any amounts paid under this Section 10.3 that are subsequently reimbursed by the Borrower.

Section 10.4.           Exculpation. (a)  The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent:

(i)               shall not be subject to any fiduciary or other implied duties, regardless of whether an Event of Default or Prepayment Event has occurred and is continuing;

(ii)             shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any debtor relief law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any debtor relief law; and

(iii)            shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.

(b)            The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 11.1 and 7.3), or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Event of Default or Prepayment Event unless and until notice describing such Event of Default or Prepayment Event is given to the Administrative Agent in writing by the Borrower, a Lender Party or an Issuing Bank.

(c)            The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

Section 10.5.           Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) reasonably believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and reasonably believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of an Advance, or the Issuance, extension, renewal or increase of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an Issuing Bank, the Administrative Agent may presume that such condition is satisfactory to such Lender or Issuing Bank unless the Administrative Agent shall have received notice to the contrary from such Lender or Issuing Bank prior to the making of such Advance or the Issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. Nothing in this Section 10.5 shall limit the exclusion for gross negligence or willful misconduct referred to in Section 10.3.

Section 10.6.           Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facility established hereby as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents; provided, however, that the foregoing release of the Administrative Agent shall not apply with respect to negligence or misconduct of any Affiliates, directors, officers or employees of the Administrative Agent.

Section 10.7.           Resignation of Administrative Agent. (a)  The Administrative Agent may at any time give notice of its resignation to the Lender Parties and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, with the consent of the Borrower, to appoint a successor, which shall be a commercial banking institution having a combined capital and surplus of at least $500,000,000 (or the equivalent in other currencies). If no such successor shall have been so appointed by the Required Lenders with the consent of the Borrower and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to), on behalf of the Lender Parties, appoint a successor Administrative Agent meeting the qualifications set forth above, subject to the consent of such proposed successor Administrative Agent to such appointment. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date.

(b)            Anything herein to the contrary notwithstanding, if at any time the Required Lenders determine that the Person serving as Administrative Agent is (without taking into account any provision in the definition of “Defaulting Lender” requiring notice from the Administrative Agent or any other party) a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders (determined after giving effect to Section 11.1) may by notice to the Borrower and such Person remove such Person as Administrative Agent and, with the consent of the Borrower, appoint a replacement Administrative Agent hereunder. Such removal will, to the fullest extent permitted by applicable law, be effective on the earlier of (i) the date a replacement Administrative Agent is appointed and (ii) the date 30 days after the giving of such notice by the Required Lenders (regardless of whether a replacement Administrative Agent has been appointed).

(c)            With effect from the Resignation Effective Date (1) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents and (2) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender Party directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring or removed Administrative Agent, and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article and Sections 11.3 and 11.4 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as Administrative Agent.

Section 10.8.           Non-Reliance on Administrative Agent and Other Lenders. Each Lender Party acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender Party or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender Party also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender Party or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

Section 10.9.           No Other Duties. Anything herein to the contrary notwithstanding, none of the Arrangers or Agents listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender, a Swing Line Bank or an Issuing Bank hereunder.

Section 10.10.           Copies, etc. The Administrative Agent shall give prompt notice to each Lender Party of each notice or request required or permitted to be given to the Administrative Agent by the Borrower pursuant to the terms of this Agreement (unless concurrently delivered to the Lender Parties by the Borrower). The Administrative Agent will distribute to each Lender Party each document or instrument received for its account and copies of all other communications received by the Administrative Agent from the Borrower for distribution to the Lender Parties by the Administrative Agent in accordance with the terms of this Agreement.

Section 10.11.           Agency Fee. The Borrower agrees to pay to the Administrative Agent for its own account an annual agency fee in an amount, and at such times, heretofore agreed to in writing between the Borrower and the Administrative Agent.

Section 10.12.           Lender ERISA Matters. Each Lender represents and warrants as of the date hereof to the Administrative Agent and each Arranger and their respective Affiliates, and not, for the avoidance of doubt, for the benefit of the Borrower, that such Lender is not and will not be (i) an employee benefit plan subject to Title I of ERISA, (ii) a plan or account subject to Section 4975 of the Code; (iii) an entity deemed to hold “plan assets” of any such plans or accounts for purposes of ERISA or the Code that is using “plan assets” of any such plans or accounts to fund or hold Advances or perform its obligations under this Agreement; or (iv) a “governmental plan” within the meaning of ERISA.

Section 10.13.           Certain Erroneous Payments. (a)           Each Lender Party hereby agrees that (x) if the Administrative Agent notifies such Lender Party that the Administrative Agent has determined in its sole discretion that any funds received by such Lender Party from the Administrative Agent or any of its Affiliates (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “Payment”) were erroneously transmitted to such Lender Party (whether or not known to such Lender Party), and demands the return of such Payment (or a portion thereof), such Lender shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender Party to the date such amount is repaid to the Administrative Agent at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (y) to the extent permitted by applicable law, such Lender Party shall not assert, and hereby waives, as to the Administrative Agent, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Payments received, including without limitation any defense based on “discharge for value” or any similar doctrine. A notice of the Administrative Agent to any Lender Party under this Section 10.13 shall be conclusive, absent manifest error.

(b)             Each Lender Party hereby further agrees that if it receives a Payment from the Administrative Agent or any of its Affiliates (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Payment (a “Payment Notice”) or (y) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error may have been made with respect to such Payment. Each Lender agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such Lender Party shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender Party to the date such amount is repaid to the Administrative Agent at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect.

(c)             The Borrower hereby agrees that (x) in the event an erroneous Payment (or portion thereof) are not recovered from any Lender Party that has received such Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender Party with respect to such amount and (y) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower, except, in each case, to the extent the Administrative Agent or any of its Affiliates receives funds from (or at the direction of) the Borrower in respect of any such Payment or such Payment is made with or on account of the proceeds of a payment made by (or at the direction of) the Borrower to the Administrative Agent or any of its affiliates in accordance with the terms of this Agreement.

Article XI

MISCELLANEOUS PROVISIONS

Section 11.1.           Waivers, Amendments, etc. The provisions of this Agreement and of each other Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrower and the Required Lenders; provided that no such amendment, modification or waiver which would:

(a)            modify any requirement hereunder that any particular action be taken by all the Lenders or by the Required Lenders shall be effective unless consented to by each Lender;

(b)            modify this Section 11.1 or change the definition of “Required Lenders” shall be made without the consent of each Lender;

(c)            increase the Commitment(s) of any Lender, reduce any fees described in Section 2.4 payable to any Lender or extend the Termination Date with respect to any Lender shall be made without the consent of such Lender;

(d)            extend the due date for, or reduce the amount of, any scheduled repayment or prepayment of principal of or interest on any Advance or fees (or reduce the principal amount of or rate of interest on any Advance) applicable to any Lender shall be made without the consent of such Lender;

(e)            extend the termination date of a Letter of Credit beyond the latest Termination Date without the consent of each Lender whose Revolving Credit Commitment expires on such Termination Date;

(f)            affect adversely the interests, rights or obligations of the Administrative Agent in its capacity as such shall be made without consent of the Administrative Agent;

(g)            affect adversely the interests, rights or obligations of the Swing Line Bank in its capacity as such shall be made without consent of the Swing Line Bank; or

(h)            affect adversely the interests, rights or obligations of any Issuing Bank in its capacity as such shall be made without consent of such Issuing Bank;

No failure or delay on the part of the Administrative Agent or any Lender Party in exercising any power or right under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Borrower in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Administrative Agent or any Lender Party under this Agreement or any other Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

If any Lender Party is a Non-Consenting Lender, the Borrower shall be entitled at any time to replace such Lender Party with another financial institution willing to take such assignment and reasonably acceptable to the Administrative Agent, the Swing Line Bank and each Issuing Bank; provided that (i) each such assignment shall be either an assignment of all of the rights and obligations of the assigning Lender Party under this Agreement or an assignment of a portion of such rights and obligations made concurrently with another such assignment or other such assignments that together cover all of the rights and obligations of the assigning Lender Party under this Agreement, (ii) such assignment shall not conflict with applicable law and (iii) no Non-Consenting Lender shall be obligated to make any such assignment as a result of a demand by the Borrower pursuant to this Section unless and until such Non-Consenting Lender shall have received one or more payments from either the Borrower or one or more assignees in an aggregate amount at least equal to the aggregate outstanding principal amount of the Advances owing to such Non-Consenting Lender, together with accrued interest thereon to the date of payment of such principal amount and all other amounts payable to such Non-Consenting Lender under this Agreement.

Section 11.2.           Notices. (a)  All notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing or by facsimile or by electronic mail and addressed, delivered or transmitted to such party at its address, or facsimile number, or e-mail address, as follows:

(i)              if to the Borrower or the Administrative Agent, at its address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule III hereto; and

(ii)             if to a Lender, to it at its address (or facsimile number or e-mail address), set forth in its Administrative Questionnaire, or at such other address, or facsimile number, or e-mail address as may be designated by such party in a notice to the other parties;

provided that notices, information, documents and other materials that the Borrower is required to deliver hereunder may be delivered to the Administrative Agent and the Lender Parties as specified in Section 11.2(b). Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received.

(b)            So long as JPMorgan is the Administrative Agent, the Borrower may provide to the Administrative Agent all information, documents and other materials that it furnishes to the Administrative Agent hereunder or any other Loan Document (and any guaranties, security agreements and other agreements relating thereto), including, without limitation, all notices, requests, financial statements, financial and other reports, certificates and other materials, but excluding any such communication that (i) relates to a request for a new, or a conversion of an existing Borrowing or other extension of credit (including any election of an interest rate or interest period relating thereto), (ii) relates to the payment of any principal or other amount due hereunder or any other Loan Document prior to the scheduled date therefor, (iii) provides notice of any Default, Event of Default or Prepayment Event or (iv) is required to be delivered to satisfy any condition precedent to the effectiveness of the Agreement and/or any Borrowing or other extension of credit hereunder (all such non-excluded communications being referred to herein collectively as “Communications”), by transmitting the Communications in an electronic/soft medium in a format acceptable to the Administrative Agent to marsea.medori@chase.com and covenant.compliance@jpmchase.com (or any other address as the Administrative Agent may specify in writing to the Borrower); provided that any Communication requested pursuant to Section 6.1.1(g) shall be in a format acceptable to the Borrower and the Administrative Agent.

(1)             The Borrower agrees that the Administrative Agent may make such items included in the Communications as the Borrower may specifically agree available to the Lender Parties by posting such notices, at the option of the Borrower, on Debt Domain, Intralinks, Syndtrak or a substantially similar electronic transmission system (the “Platform”). Although the primary web portal is secured with a dual firewall and a User ID/Password Authorization System and the Platform is secured through a single user per deal authorization method whereby each user may access the Platform only on a deal-by-

deal basis, the Borrower acknowledges that (i) the distribution of material through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution, (ii) the Platform is provided “as is” and “as available” and (iii) neither the Administrative Agent nor any of its Affiliates warrants the accuracy, adequacy or completeness of the Communications or the Platform and each expressly disclaims liability for errors or omissions in the Communications or the Platform. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by the Administrative Agent or any of its Affiliates in connection with the Platform.

(2)             The Administrative Agent agrees that the receipt of Communications by the Administrative Agent at its e-mail address set forth above shall constitute effective delivery of such Communications to the Administrative Agent for purposes hereunder and any other Loan Document (and any guaranties, security agreements and other agreements relating thereto).

(c)            Each Lender Party agrees that notice to it (as provided in the next sentence) (a “Notice”) specifying that any Communications have been posted to the Platform shall constitute effective delivery of such Communications to such Lender Party for purposes of this Agreement. Each Lender Party agrees (i) to notify the Administrative Agent in writing (including by electronic communication) of such Lender Party’s e-mail address to which a Notice may be sent by electronic transmission on or before the date such Lender Party becomes a party to this Agreement (and from time to time thereafter to ensure that the Administrative Agent has on record an effective e-mail address for such Lender Party) and (ii) that any Notice may be sent to such e-mail address.

(d)            Patriot Act. Each Lender Party hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001) (the “Act”)), that it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender Party to identify the Borrower in accordance with the Act.

Section 11.3.           Payment of Costs and Expenses. The Borrower agrees to pay on demand all reasonable and documented out-of-pocket expenses of the Administrative Agent (including the reasonable and documented fees and out-of-pocket expenses of one counsel to the Administrative Agent and the Lender Parties) in connection with (a) the preparation, execution and delivery of~~, and~~ this Agreement or any other Loan Document or (b) any amendments, waivers, consents, supplements or other modifications to~~,~~  this Agreement or any other Loan Document. The Borrower further agrees to pay, and to save the Administrative Agent and the Lender Parties harmless from all liability for, any stamp, recording, documentary or other similar taxes which may be payable in connection with the execution or delivery of this Agreement, the borrowings hereunder, or the issuance of the Notes or any other Loan Documents. The Borrower also agrees to reimburse the Administrative Agent and each Lender Party upon demand for all reasonable and documented out-of-pocket expenses (including reasonable and documented attorneys’ fees and legal expenses) incurred by the Administrative Agent or such Lender Party in connection with (x) the negotiation of any restructuring or “work-out”, whether or not consummated, of any Obligations and (y) the enforcement of any Obligations.

Section 11.4.           Indemnification. In consideration of the execution and delivery of this Agreement by each Lender Party and the extension of the Commitments, the Borrower hereby indemnifies and holds harmless the Administrative Agent, each Lender Party and each of their respective Affiliates and their respective officers, advisors, directors, employees, partners and controlling persons (collectively, the “Indemnified Parties”) from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable and documented fees and disbursements of counsel), joint or several, that may be incurred by or asserted or awarded against any Indemnified Party (including, without limitation, in connection with any investigation, litigation or proceeding or the preparation of a defense in connection therewith), in each case arising out of or in connection with or by reason of this Agreement, the Notes or the other Loan Documents or the transactions contemplated hereby or thereby or any actual or proposed use of the proceeds of the Advances, including but not limited to the proceeds of any Letters of Credit (collectively, the “Indemnified Liabilities”), except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party’s gross negligence or willful misconduct or the material breach by such Indemnified Party of its obligations under this Agreement or any other Loan Document. In the case of an investigation, litigation or other proceeding to which the indemnity in this paragraph applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by the Borrower, any of its directors, security holders or creditors, an Indemnified Party or any other person or an Indemnified Party is otherwise a party thereto. Each Indemnified Party shall (a) furnish the Borrower with prompt notice of any action, suit or other claim covered by this Section 11.4, (b) not agree to any settlement or compromise of any such action, suit or claim without the Borrower’s prior consent, (c) shall cooperate fully in the Borrower’s defense of any such action, suit or other claim (provided that the Borrower shall reimburse such Indemnified Party for its reasonable and documented out-of-pocket expenses incurred pursuant hereto) and (d) at the Borrower’s request, permit the Borrower to assume control of the defense of any such claim, other than regulatory, supervisory or similar investigations, provided that (i) the Borrower acknowledges in writing its obligations to indemnify the Indemnified Party in accordance with the terms herein in connection with such claims, (ii) the Borrower shall keep the Indemnified Party fully informed with respect to the conduct of the defense of such claim, (iii) the Borrower shall consult in good faith with the Indemnified Party (from time to time and before taking any material decision) about the conduct of the defense of such claim, (iv) the Borrower shall conduct the defense of such claim properly and diligently taking into account its own interests and those of the Indemnified Party, (v) the Borrower shall employ counsel reasonably acceptable to the Indemnified Party and at the Borrower’s expense, and (vi) the Borrower shall not enter into a settlement with respect to such claim unless either (A) such settlement involves only the payment of a monetary sum, does not include any performance by or an admission of liability or responsibility on the part of the Indemnified Party, and contains a provision unconditionally releasing the Indemnified Party and each other indemnified party from, and holding all such Persons harmless, against, all liability in respect of claims by any releasing party or (B) the Indemnified Party provides written consent to such settlement (such consent not to be unreasonably withheld or delayed). Notwithstanding the Borrower’s election to assume the defense of such action, the Indemnified Party shall have the right to employ separate counsel and to participate in the defense of such action and the Borrower shall bear the fees, costs and expenses of such separate counsel if (1) the use of counsel chosen by the Borrower to represent the Indemnified Party would present such counsel with an actual or potential conflict of interest, (2) the actual or potential defendants in, or targets of, any such action include both the Borrower and the Indemnified Party, and the Indemnified Party shall have concluded that there may be legal defenses available to it which are different from or additional to those available to the Borrower and determined that it is necessary to employ separate counsel in order to pursue such defenses (in which case the Borrower shall not have the right to assume the defense of such action on the Indemnified Party’s behalf), (3) the Borrower shall not have employed counsel reasonably acceptable to the Indemnified Party to represent the Indemnified Party within a reasonable time after notice of the institution of such action, or (4) the Borrower authorizes the Indemnified Party to employ separate counsel at the Borrower’s expense. If any Person shall not comply with the foregoing with respect to any claim, the sole result shall be that the Borrower shall not have any liability to such Person in respect of such claim under this Section 11.4. The Borrower acknowledges that none of the Indemnified Parties shall have any liability (whether direct or indirect, in contract, tort or otherwise) to the Borrower or any of its security holders or creditors for or in connection with the transactions contemplated hereby, except to the extent such liability is determined in a final non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party’s gross negligence or willful misconduct or the material breach by such Indemnified Party of its obligations under this Agreement or any other Loan Document. In no event, however, shall any Indemnified Party be liable on any theory of liability for any special, indirect, consequential or punitive damages (including, without limitation, any loss of profits, business or anticipated savings). If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

Section 11.5.           Survival. The obligations of the Borrower under Sections 3.3, 3.4, 3.5, 3.6, 3.7, 11.3 and 11.4, and the obligations of the Lender Parties under Section 10.3, shall in each case survive any termination of this Agreement, the payment in full of all Obligations and the termination of all Commitments. The representations and warranties made by the Borrower in this Agreement and in each other Loan Document shall survive the execution and delivery of this Agreement and each such other Loan Document.

Section 11.6.           Severability. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 11.7.           Headings. The various headings of this Agreement and of each other Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such other Loan Document or any provisions hereof or thereof.

Section 11.8.          Execution in Counterparts, Effectiveness, etc. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof executed on behalf of the Borrower and each Lender Party (or notice thereof satisfactory to the Administrative Agent and the Borrower) shall have been received by the Administrative Agent and the Borrower (or, in the case of any Lender Party, receipt of signature pages transmitted by facsimile) and notice thereof shall have been given by the Administrative Agent to the Borrower and each Lender Party.

Section 11.9.          Governing Law; Entire Agreement. THIS AGREEMENT AND THE NOTES SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER, AND SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THAT WOULD REQUIRE THE APPLICATION OF LAWS OF ANOTHER JURISDICTION. This Agreement, the Notes and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

Section 11.10.        Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided that:

(a)            except to the extent permitted under Section 6.2.6, the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of the Administrative Agent and all Lenders; and

(b)            the rights of sale, assignment and transfer of the Lender Parties are subject to Section 11.11.

Section 11.11.        Sale and Transfer of Advances and Note; Participations in Advances. Each Lender Party may assign, or sell participations in, its Advances and Commitment(s) to one or more other Persons in accordance with this Section 11.11.

Section 11.11.1.           Assignments. Any Lender Party may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Advances at the time owing to it); provided that any such assignment shall be subject to the following conditions:

(a)            Minimum Amounts.

(i)             in the case of an assignment of the entire remaining amount of the assigning Lender Party’s Commitments and/or the Advances at the time owing to it or in the case of an assignment to a Lender Party or an Affiliate of a Lender Party, no minimum amount need be assigned; and

(ii)             in any case not described in paragraph (a)(i) of this Section, the aggregate amount of the Commitment (which for this purpose includes Advances outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Advances of the assigning Lender Party subject to each such assignment (determined as of the date the Lender Assignment Agreement with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Lender Assignment Agreement, as of the Trade Date) shall not be less than $25,000,000, unless each of the Administrative Agent and, so long as no Event of Default under Sections 7.1.1, 7.1.4(a) or 7.1.6 has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed).

(b)            Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender Party’s rights and obligations under this Agreement with respect to the Advance or the Commitments assigned.

(c)            Required Consents. No consent shall be required for any assignment except to the extent required by paragraph (a)(ii) of this Section and, in addition:

(i)              the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) an Event of Default under Sections 7.1.1, 7.1.4(a) or 7.1.6 has occurred and is continuing at the time of such assignment, or (y) such assignment is to ~~a Lender Party, an Affiliate of a Lender Party or to~~ any Federal Reserve Bank as collateral security pursuant to Regulation A of the F.R.S. Board and any Operating Circular issued by such Federal Reserve Bank; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within 10 Business Days after having received notice thereof; ~~provided further, that in the case of an assignment to a Lender Party or an Affiliate of a Lender Party, so long as no Event of Default or a Prepayment Event has occurred and is continuing at the time of such assignment, such assignment shall be made in consultation with the Borrower;~~

(ii)             the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of the Commitments if such assignment is to a Person that is not (i) a Lender Party with, prior to the effectiveness of the assignment, a Commitment in respect of Revolving Credit Commitments, the Letter of Credit Facility or the Swing Line Facility or (ii) an Affiliate of such Lender Party, unless such assignment is to any Federal Reserve Bank or, with the Borrower’s consent (such consent not to be unreasonably withheld or delayed), to any central governmental authority as collateral security pursuant to Regulation A of the F.R.S. Board and any Operating Circular issued by such Federal Reserve Bank; and

(iii)            the consent of each Issuing Bank and the Swing Line Bank (such consents not to be unreasonably withheld or delayed) shall be required for any assignment in respect of Revolving Credit Commitments unless such assignment is to an Affiliate of a Lender Party or any Federal Reserve Bank or, with the Borrower’s consent (such consent not to be unreasonably withheld or delayed), to any central governmental authority as collateral security pursuant to Regulation A of the F.R.S. Board and any Operating Circular issued by such Federal Reserve Bank.

(d)            Lender Assignment Agreement. The parties to each assignment shall execute and deliver to the Administrative Agent a Lender Assignment Agreement, together with a processing and recordation fee of $3,500; provided that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment; provided, further, no processing and recordation fee shall be required upon any assignment to an Affiliate of a Lender Party or any Federal Reserve Bank or, with the Borrower’s consent (such consent not to be unreasonably withheld or delayed), to any central governmental authority as collateral security pursuant to Regulation A of the F.R.S. Board and any Operating Circular issued by such Federal Reserve Bank. The assignee, if it is not a Lender Party, shall deliver to the Administrative Agent an Administrative Questionnaire.

(e)            Acceptable Lender. Except for assignments to any Federal Reserve Bank or, with the Borrower’s consent (such consent not to be unreasonably withheld or delayed), to any central governmental authority as collateral security pursuant to Regulation A of the F.R.S. Board and any Operating Circular issued by such Federal Reserve Bank, no assignment shall be made to any Person that is not an Acceptable Lender.

(f)             No Assignment to Certain Persons. No such assignment shall be made to (A) the Borrower or any of the Borrower’s Affiliates or Subsidiaries or (B) to any Defaulting Lender or any of their respective Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (f).

(g)            No Assignment to Natural Persons. No such assignment shall be made to a natural Person or any holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person.

(h)            Certain Pledges. Notwithstanding anything to the contrary contained herein, any Lender Party may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender Party, including any pledge or assignment to secure obligations to a Federal Reserve Bank or, with the Borrower’s consent (such consent not to be unreasonably withheld or delayed), to any central governmental authority; provided that no such pledge or assignment shall release such Lender Party from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender Party as a party hereto.

(i)             Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable Ratable Share of Advances previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, each Issuing Bank, the Swing Line Bank and each other Lender Party hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full Ratable Share of all Advances and participations in Letters of Credit and Swing Line Advances in accordance with its Applicable Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 11.11.3, from and after the effective date specified in each Lender Assignment Agreement, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Lender Assignment Agreement, have the rights and obligations of a Lender Party under this Agreement, and the assigning Lender Party thereunder shall, to the extent of the interest assigned by such Lender Assignment Agreement, be released from its obligations under this Agreement (and, in the case of a Lender Assignment Agreement covering all of the assigning Lender Party’s rights and obligations under this Agreement, such Lender Party shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 3.3, 3.4, 3.5, 3.7, 3.9, 10.2, 11.3, 11.4 and 11.16 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender Party’s having been a Defaulting Lender. Any assignment or transfer by a Lender Party of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender Party of a participation in such rights and obligations in accordance with Section 11.11.2. Notwithstanding the foregoing, in no event shall the Borrower be required to pay to any assignee any amount under Sections 3.3, 3.4, 3.5, 3.6 and 3.7 that is greater than the amount which it would have been required to pay at the time of the relevant assignment had no such assignment been made.

Section 11.11.2.           Participations. Any Lender Party may at any time sell to one or more commercial banks or other financial institutions (each of such commercial banks and other financial institutions being herein called a “Participant”) participating interests in any of its Advances, its Commitment, or other interests of such Lender Party hereunder without the consent of the Borrower, the Administrative Agent, the Issuing Bank or Swing Line Bank; provided that:

(a)            no participation contemplated in this Section 11.11.2 shall relieve such Lender Party from its Commitment(s) or its other obligations hereunder;

(b)           such Lender Party shall remain solely responsible for the performance of its Commitment(s) and such other obligations;

(c)            the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender Party in connection with such Lender Party’s rights and obligations under this Agreement and each of the other Loan Documents;

(d)            no Participant, unless such Participant is an Affiliate of such Lender Party, shall be entitled to require such Lender Party to take or refrain from taking any action hereunder or under any other Loan Document, except that such Lender Party may agree with any Participant that such Lender Party will not, without such Participant’s consent, take any actions of the type described in clause (c) or (d) of Section 11.1;

(e)            the Borrower shall not be required to pay any amount under Sections 3.3, 3.4, 3.5, 3.6 and 3.7 that is greater than the amount which it would have been required to pay had no participating interest been sold; and

(f)             each Lender Party that sells a participation under this Section 11.11.2 shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest on) each of the Participant’s interest in the Lender Party’s Advances, Commitments or other interests hereunder (the “Participant Register”). The entries in the Participant Register shall be conclusive absent manifest error, and such Lender may treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes hereunder.

The Borrower acknowledges and agrees that each Participant, for purposes of Sections 3.3, 3.4, 3.5, 3.6 and clause (g) of 6.1.1, shall be considered a Lender Party.

Section 11.11.3.           Register. The Administrative Agent, acting as agent for the Borrower, shall maintain at its address referred to in Section 11.2 a copy of each Added Lender Agreement and each Lender Assignment Agreement delivered to and accepted by it and a register for the recordation of the names and addresses of the Lender Parties and the Commitment(s) of, and principal amount of the Advances owing to, each Lender Party from time to time (the “Register”). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Administrative Agent and the Lender Parties may treat each Person whose name is recorded in the Register as a Lender Party hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender Party at any reasonable time and from time to time upon reasonable prior notice.

Section 11.12.        Other Transactions. Nothing contained herein shall preclude the Administrative Agent or any Lender Party from engaging in any transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Affiliates in which the Borrower or such Affiliate is not restricted hereby from engaging with any other Person.

Section 11.13.        Forum Selection and Consent to Jurisdiction. (a)  EACH OF THE PARTIES HERETO HEREBY EXPRESSLY AND IRREVOCABLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST ANY OTHER PARTY IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK SITTING IN NEW YORK COUNTY, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH

ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH OF THE PARTIES HERETO FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. TO THE EXTENT THAT THE BORROWER, THE ADMINISTRATIVE AGENT OR ANY LENDER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OF FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE BORROWER, THE ADMINISTRATIVE AGENT AND SUCH LENDER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

(b)            EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (a) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

Section 11.14.        Process Agent. If at any time the Borrower ceases to have a place of business in the United States, the Borrower shall appoint an agent for service of process (reasonably satisfactory to the Administrative Agent) located in New York City and shall furnish to the Administrative Agent evidence that such agent shall have accepted such appointment for a period of time ending no earlier than one year after the latest Termination Date then in effect.

Section 11.15.        Judgment. (a)  If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in Dollars into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase Dollars with such other currency at JPMorgan’s principal office in New York at 11:00 A.M. (New York time) on the Business Day preceding that on which final judgment is given.

(b)            If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in a Committed Currency into Dollars, the parties agree to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase such Committed Currency with Dollars at JPMorgan’s principal office in New York at 11:00 A.M. (New York time) on the Business Day preceding that on which final judgment is given.

(c)            The obligation of the Borrower in respect of any sum due from it in any currency (the “Primary Currency”) to any Lender Party or the Administrative Agent hereunder shall, notwithstanding any judgment in any other currency, be discharged only to the extent that on the Business Day following receipt by such Lender Party or the Administrative Agent (as the case may be), of any sum adjudged to be so due in such other currency, such Lender Party or the Administrative Agent (as the case may be) may in accordance with normal banking procedures purchase the applicable Primary Currency with such other currency; if the amount of the applicable Primary Currency so purchased is less than such sum due to such Lender Party or the Administrative Agent (as the case may be) in the applicable Primary Currency, the Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Lender Party or the Administrative Agent (as the case may be) against such loss, and if the amount of the applicable Primary Currency so purchased exceeds such sum due to any Lender Party or the Administrative Agent (as the case may be) in the applicable Primary Currency, such Lender Party or the Administrative Agent (as the case may be) agrees to remit to the Borrower such excess.

Section 11.16.        No Liability of the Issuing Banks. The Borrower assumes all risks of the acts or omissions of any beneficiary or transferee of any Letter of Credit with respect to its use of such Letter of Credit.  Neither an Issuing Bank nor any of its officers or directors shall be liable or responsible for:  (a) the use that may be made of any Letter of Credit or any acts or omissions of any beneficiary or transferee in connection therewith; (b) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged; (c) payment by such Issuing Bank against presentation of documents that do not comply with the terms of a Letter of Credit, including failure of any documents to bear any reference or adequate reference to the Letter of Credit; (d) any error, omission, interruption, loss or delay in transmission; (e) delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder); (f) any error in interpretation of technical terms; (g) any error in translation or any consequence arising from causes beyond the control of the respective Issuing Bank or (h) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit, except that the Borrower shall have a claim against such Issuing Bank, and such Issuing Bank shall be liable to the Borrower, to the extent of any direct, but not consequential, damages suffered by the Borrower that the Borrower proves were caused by such Issuing Bank’s willful misconduct or gross negligence (as finally determined by a court of competent jurisdiction).  In furtherance and not in limitation of the foregoing, such Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary; provided that nothing herein shall be deemed to excuse such Issuing Bank if it acts with gross negligence or willful misconduct (as finally determined by a court of competent jurisdiction) in accepting such documents.

Section 11.17.        Waiver of Jury Trial. THE ADMINISTRATIVE AGENT, THE LENDER PARTIES AND THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT. EACH OF THE PARTIES HERETO ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN

DOCUMENT) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR EACH OTHER PARTY ENTERING INTO THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT.

Section 11.18.        Confidentiality. Each of the Administrative Agent and the Lender Parties agree to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners); (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process; (d) to any other party hereto; (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder; (f) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement or actual or prospective counterparty to any swap or derivative transaction relating to the Borrower; (g) with the consent of the Borrower; (h) to any credit insurance provider that is subject to an agreement containing provisions substantially the same as those of this Section with respect to the Information; (i) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section, or (y) becomes available to any Lender Party or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower; or (j) to bank market-data collectors and other similar bank trade publications in connection with this Agreement, the other Loan Documents and the Commitments and Advances provided hereunder, Information consisting of deal terms and other Information customarily found in such publications.

For purposes of this Section, “Information” means all information received from the Borrower or any of its Subsidiaries relating to the Borrower or any of its Subsidiaries or any of their respective businesses, other than any such information that is available to any Lender Party on a nonconfidential basis prior to disclosure by the Borrower or any of its Subsidiaries. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

Section 11.19.        No Fiduciary Relationship. The Borrower acknowledges that the Lender Parties have no fiduciary relationship with, or fiduciary duty to, the Borrower arising out of or in connection with this Agreement or the other Loan Documents, and the relationship between each Lender Party and the Borrower is solely that of creditor and debtor. This Agreement and the other Loan Documents do not create a joint venture among the parties hereto. The Borrower acknowledges that the Arrangers and each Lender Party may have economic interests that conflict with those of the Borrower, its stockholders and/or its Affiliates.

Section 11.20.        Electronic Execution of Assignments and Certain Other Documents. The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including, without limitation, any Lender Assignment Agreement, amendment or other modification, Notice of Revolving Credit Borrowing, Notice of Swing Line Borrowing, waiver and consent) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.

Section 11.21.        Contractual Recognition of Bail-In. Notwithstanding any other term of any Loan Document or any other agreement, arrangement or understanding between the parties to this Agreement, each such party acknowledges and accepts that any liability of any party to this Agreement to any other party to this Agreement under or in connection with the Loan Documents may be subject to Bail-In Action by the relevant Resolution Authority (as defined below) and acknowledges and accepts to be bound by the effect of:

(a)            any Bail-In Action in relation to any such liability, including (without limitation):

(i)              a reduction, in full or in part, in the principal amount, or outstanding amount due (including any accrued but unpaid interest) in respect of any such liability;

(ii)             a conversion of all, or part of, any such liability into shares or other instruments of ownership that may be issued to, or conferred on, it; and

(iii)            a cancellation of any such liability; and

(b)            a variation of any term of any Loan Document to the extent necessary to give effect to any Bail-In Action in relation to any such liability.

As used herein:

“Article 55 BRRD” means Article 55 of Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms.

“Bail-In Action” means the exercise of any Write-down and Conversion Powers (as defined below).

“Bail-In Legislation” means:

(a)            in relation to an EEA Member Country (as defined below) which has implemented, or which at any time implements, Article 55 BRRD, the relevant implementing law or regulation as described in the EU Bail-In Legislation Schedule (as defined below) from time to time;

(b)            in relation to any state other than such an EEA Member Country and the United Kingdom, any analogous law or regulation from time to time which requires contractual recognition of any Write-down and Conversion Powers contained in that law or regulation; and

(c)            in relation to the United Kingdom, the UK Bail-In Legislation (as defined below).

“EEA Member Country” means any Member State of the European Union, Iceland, Liechtenstein and Norway.

“EU Bail-In Legislation Schedule” means the document described as such and published by the Loan Market Association (or any successor person) from time to time.

“Resolution Authority” means any body which has authority to exercise any Write-down and Conversion Powers.

“UK Bail-In Legislation” means Part I of the United Kingdom Banking Act 2009 and any other law or regulation applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (otherwise than through liquidation, administration or other insolvency proceedings).

“Write-down and Conversion Powers” means:

(a)            in relation to any Bail-In Legislation described in the EU Bail-In Legislation Schedule from time to time, the powers described as such in relation to that Bail-In Legislation in the EU Bail-In Legislation Schedule;

(b)            in relation to any other applicable Bail-In Legislation other than the UK Bail-In Legislation:

(i)              any powers under that Bail-In Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or other financial institution or affiliate of a bank, investment firm or other financial institution, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers; and

(ii)             any similar or analogous powers under that Bail-In Legislation; and

(c)            in relation to the UK Bail-In Legislation, any powers under the UK Bail-In Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or other financial institution or affiliate of a bank, investment firm or other financial institution, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under the UK Bail-In Legislation that are related to or ancillary to any of those powers.

[Remainder of page intentionally left blank.]

SCHEDULE I

ROYAL CARIBBEAN CRUISES LTD.
CREDIT AGREEMENT

Name of Lender	October 2023 Non- Extended Revolving Credit Commitment	~~Extended~~ October 2023 Non- Extended Revolving Credit ~~Commitment~~ Advances	~~Swing Line Sublimit Commitment~~ January 2023 Non- Extended Revolving Credit Commitments	~~Letter of Credit Sublimit Commitment~~ January 2023 Non- Extended Revolving Credit Advances	~~Non- Extended~~ Extended Revolving Credit ~~Advances~~ Commitments	Extended Revolving Credit Advances	Swing Line Commitment	Letter of Credit Commitment
JPMorgan Chase Bank, N.A.	-	~~$88,000,000.00~~ -	~~$150,000,000.00~~ -	~~$167,377,733.73~~ -	~~-~~$125,000,000.00	$~~85,760,000.00~~ 19,209,922.79	$150,000,000.00	$168,881,172.97
~~Truist Bank~~TRUIST BANK	-	~~$178,000,000.00~~ -	-	-	~~-~~$125,000,000.00	$~~173,469,090.91~~ 19,209,922.73	-	-
~~Sumitomo Mitsui Banking Corporation~~CITIBANK N.A.	-	~~$138,000,000.00~~ -	-	-	~~-~~$125,000,000.00	$~~134,487,272.73~~ 19,209,922.73	-	-
~~Bank of America, N.A~~MORGAN STANLEY SENIOR FUNDING, INC.	-	~~$88,000,000.00~~ -	-	-	~~-~~$125,000,000.00	$~~85,760,000.00~~ 19,209,922.73	-	-
~~Citibank N.A.~~SUMITOMO MITSUI BANKING CORPORATION	-	~~$88,000,000.00~~ -	-	-	~~-~~$125,000,000.00	$~~85,760,000.00~~ 19,209,922.73	-	-
~~Fifth Third Bank, National Association~~BANK OF AMERICA, N.A.	-	~~$88,000,000.00~~ -	-	-	~~-~~$125,000,000.00	$~~85,760,000.00~~ 19,209,922.73	-	-
~~Mizuho Bank, Ltd.~~THE BANK OF NOVA SCOTIA	-	~~$88,000,000.00~~ -	-	-	~~-~~$125,000,000.00	$~~85,760,000.00~~ 19,209,922.73	-	$6,118,827.03
MIZUHO BANK, LTD.	-	-	-	-	$125,000,000.00	$19,209,922.73	-	-
~~The Bank of Nova Scotia~~GOLDMAN SACHS LENDING PARTNERS	-	~~$88,000,000.00~~ -	-	~~$7,622,266.27~~ -	~~-~~$69,000,000.00	$~~85,760,000.00~~ 10,603,877.35	-	-
~~DNB Capital LLC~~GOLDMAN SACHS BANK	-	~~$53,500,000.00~~ -	-	-	~~-~~$56,000,000.00	$~~52,138,181.82~~ 8,606,045.38	-	-

Name of Lender	October 2023 Non- Extended Revolving Credit Commitment	~~Extended~~ October 2023 Non- Extended Revolving Credit ~~Commitment~~ Advances	~~Swing Line Sublimit Commitment~~ January 2023 Non- Extended Revolving Credit Commitments	~~Letter of Credit Sublimit Commitment~~ January 2023 Non- Extended Revolving Credit Advances	~~Non- Extended~~ Extended Revolving Credit ~~Advances~~ Commitments	Extended Revolving Credit Advances	Swing Line Commitment	Letter of Credit Commitment
~~Société Générale~~DNB CAPITAL LLC	-	~~$53,500,000.00~~ -	-	-	~~-~~$87,500,000.00	$~~52,138,181.82~~ 13,446,945.91	-	-
~~Morgan Stanley Senior Funding, Inc.~~BNP PARIBAS	-	~~$51,400,000.00~~ -	-	-	~~-~~$87,500,000.00	$~~50,091,636.36~~ 13,446,945.91	-	-
~~BNP Paribas~~NORDEA BANK ABP, FILIAL I NORGE	-	~~$40,000,000.00~~ -	-	-	~~-~~$25,000,000.00	$~~38,981,818.18~~ 3,841,984.55	-	-
~~Commerzbank~~COMMERZBANK AG, ~~New York Branch~~NEW YORK BRANCH	-	~~$40,000,000.00~~ -	-	-	~~-~~$37,500,000.00	$~~38,981,818.18~~ 5,762,976.82	-	-
~~Regions Bank~~REGIONS BANK	-	~~$40,000,000.00~~ -	-	-	~~-~~$37,500,000.00	$~~38,981,818.18~~ 5,762,976.82	-	-
~~CIBC Bank USA~~SKANDINAVISKA ENSKILDA BANKEN AB (PUBL)	-	~~$20,000,000.00~~ -	-	-	~~-~~$25,000,000.00	$~~19,490,909.09~~ 3,841,984.55	-	-
LANDESBANK HESSEN-THÜRINGEN ~~DZ Bank AG Deutsche Zentral-Genossenschaftsbank, New York Branch~~GIROZENTRALE	-	~~$20,000,000.00~~ -	-	-	~~-~~$16,000,000.00	$~~19,490,909.09~~ 2,458,870.11	-	-
BANCO SANTANDER, S.A.	-	-	$7,639,426.52	$7,614,572.82	$21,180,000.00	$3,254,929.31	-	-
DZ BANK AG DEUTSCHE ZENTRALGENOSSENSCHAFTSBANK, NEW YORK ~~Goldman Sachs Bank USA~~BRANCH	-	~~$20,000,000.00~~ -	-	-	~~-~~$25,000,000.00	$~~19,490,909.09~~ 3,841,984.55	-	-
PNC BANK, NATIONAL ASSOCIATION	-	-	-	-	$50,000,000.00	$7,683,969.09	-	-
NATIONAL WESTMINSTER BANK PLC	-	-	-	-	$37,500,000.00	$5,762,976.82	-	-
~~Landesbank Hessen-Thüringen Girozentrale, New York Branch~~Fifth Third Bank, National Association	~~-~~$88,000,000.00	$~~20,000,000.00~~ 87,713,705.60	-	-	-	~~$19,490,909.09~~ -	-	-

Name of Lender	October 2023 Non- Extended Revolving Credit Commitment	~~Extended~~ October 2023 Non- Extended Revolving Credit ~~Commitment~~ Advances	~~Swing Line Sublimit Commitment~~ January 2023 Non- Extended Revolving Credit Commitments	~~Letter of Credit Sublimit Commitment~~ January 2023 Non- Extended Revolving Credit Advances	~~Non- Extended~~ Extended Revolving Credit ~~Advances~~ Commitments	Extended Revolving Credit Advances	Swing Line Commitment	Letter of Credit Commitment
~~Barclays Bank PLC - Cayman Branch~~Société Générale	$~~133,000,000.00~~ 53,500,000.00	~~-~~$53,325,946.02	-	-	~~$129,614,545.45~~ -	-	-	-
CIBC	$20,000,000.00	$19,934,933.09	-	-	-	-	-	-
Barclays Bank PLC – Cayman Branch	-	-	$26,614,724.61	$26,528,137.71	-	-	-	-
~~Banc~~Bank of America Credit ~~Products~~Product, Inc.	~~$124,000,000.00~~ -	-	~~-~~$24,813,728.20	~~-~~$24,733,000.57	~~$120,843,636.36~~ -	-	-	-
HSBC Bank, PLC	~~$85,896,000.00~~ -	-	~~-~~$17,188,709.66	~~-~~$17,132,788.85	~~$83,709,556.36~~ -	-	-	-
Citigroup Financial Products Inc.	~~$72,500,000.00~~ -	-	~~-~~$14,508,026.57	~~-~~$14,460,826.95	~~$70,654,545.45~~ -	-	-	-
~~Intesa Sanpaolo S.P.A., New York Branch~~Barclays Bank PLC	~~$53,500,000.00~~ -	-	~~-~~$11,641,640.74	~~-~~$11,603,766.46	~~$52,138,181.82~~ -	-	-	-
~~The Toronto-Dominion Bank~~Intesa Sanpaolo S P A, New York Branch	~~$53,500,000.00~~ -	-	~~-~~$10,705,923.06	~~-~~$10,671,092.99	~~$52,138,181.82~~ -	-	-	-
~~Banco Santander, S.A.~~The Toronto-Dominion Bank New York Branch	~~$38,176,000.00~~ -	-	~~-~~$10,705,923.06	~~-~~$10,671,092.99	~~$37,204,247.27~~ -	-	-	-
~~Barclays~~Wells Fargo Bank ~~PLC~~, National Association	~~$38,176,000.00~~ -	-	~~-~~$7,639,426.52	~~-~~$7,614,572.82	~~$37,204,247.27~~ -	-	-	-
~~Wells Fargo Bank, National Association~~	~~$38,176,000.00~~ 	~~-~~	~~-~~	~~-~~	~~$37,204,247.27~~ 		~~-~~
~~MUFG Bank, Ltd.~~Bayerische Landesbank, New York Branch	~~$20,000,000.00~~ -	-	~~-~~$3,819,713.26	~~-~~$3,807,286.41	~~$19,490,909.09~~ -	-	-	-
~~Bayerische Landesbank, New York Branch~~	~~$19,088,000.00~~ 	~~-~~	~~-~~	~~-~~	~~$18,602,123.64~~ 		~~-~~
First Horizon Bank	~~$19,088,000.00~~ -	-	~~-~~$3,819,713.26	~~-~~$3,807,286.41	~~$18,602,123.64~~ -	-	-	-

Name of Lender	October 2023 Non- Extended Revolving Credit Commitment	~~Extended~~ October 2023 Non- Extended Revolving Credit ~~Commitment~~ Advances	~~Swing Line Sublimit Commitment~~ January 2023 Non- Extended Revolving Credit Commitments	~~Letter of Credit Sublimit Commitment~~ January 2023 Non- Extended Revolving Credit Advances	~~Non- Extended~~ Extended Revolving Credit ~~Advances~~ Commitments	Extended Revolving Credit Advances	Swing Line Commitment	Letter of Credit Commitment
Chang Hwa Commercial Bank, Ltd., New York Branch	~~$15,000,000.00~~ -	-	~~-~~$3,001,660.67	~~-~~$2,991,895.23	~~$14,618,181.82~~ -	-	-	-
Standard Chartered Bank	~~$12,500,000.00~~ -	-	~~-~~$2,501,383.89	~~-~~$2,493,246.03	~~$12,181,818.19~~ -	-	-	-
Total:	$~~722,600,000.00~~ 161,500,000.00	$~~1,202,400,000.00~~ 160,974,584.71	$~~150,000,000.00~~ 144,600,000.02	$~~175,000,000.00~~ 144,129,566.24	$~~704,206,545.45~~ 1,574,680,000.00	$~~1,171,793,454.54~~ 241,995,849.07	$150,000,000.00	$175,000,000.00

SCHEDULE II

DISCLOSURE SCHEDULE

Item 5.9 (b): Vessels

Vessel	Owner	Flag
Grandeur of the Seas	Grandeur of the Seas Inc.	Bahamas
Rhapsody of the Seas	Rhapsody of the Seas Inc.	Bahamas
Enchantment of the Seas	Enchantment of the Seas Inc.	Bahamas
Vision of the Seas	Vision of the Seas Inc.	Bahamas
Voyager of the Seas	Voyager of the Seas Inc.	Bahamas
Mariner of the Seas	Mariner of the Seas Inc.	Bahamas
Celebrity Millennium	Millennium Inc.	Malta
Explorer of the Seas	Explorer of the Seas Inc.	Bahamas
Celebrity Infinity	Infinity Inc.	Malta
Radiance of the Seas	Radiance of the Seas Inc.	Bahamas
Celebrity Summit	Summit Inc.	Malta
Adventure of the Seas	Adventure of the Seas Inc.	Bahamas
Navigator of the Seas	Navigator of the Seas Inc.	Bahamas
Celebrity Constellation	Constellation Inc.	Malta
Serenade of the Seas	Serenade of the Seas Inc.	Bahamas
Jewel of the Seas	Jewel of the Seas Inc.	Bahamas
Celebrity Xpedition	Oceanadventures S.A.	Ecuador
Freedom of the Seas	Freedom of the Seas Inc.	Bahamas
Azamara Journey	Azamara Journey Inc.	Malta
Azamara Quest	Azamara Quest Inc.	Malta
Liberty of the Seas	Liberty of the Seas Inc.	Bahamas
Independence of the Seas	Independence of the Seas Inc.	Bahamas
Celebrity Solstice	Celebrity Solstice Inc.	Malta
Celebrity Equinox	Celebrity Equinox Inc.	Malta
Oasis of the Seas	Oasis of the Seas Inc.	Bahamas
Celebrity Eclipse	Celebrity Eclipse Inc.	Malta
Allure of the Seas	Allure of the Seas Inc.	Bahamas
Celebrity Silhouette	Celebrity Silhouette Inc.	Malta

Vessel	Owner	Flag
Celebrity Reflection	Celebrity Reflection Inc.	Malta
Quantum of the Seas	Quantum of the Seas Inc.	Bahamas
Brilliance of the Seas	Brilliance of the Seas Shipping Inc.	Bahamas
Anthem of the Seas	Anthem of the Seas Inc.	Bahamas
Celebrity Xploration	Oceanadventures S.A.	Ecuador
Ovation of the Seas	Ovation of the Seas Inc.	Bahamas
Harmony of the Seas	Harmony of the Seas Inc.	Bahamas
Symphony of the Seas	Symphony of the Seas Inc.	Bahamas
Celebrity Edge	Celebrity Edge Inc.	Malta
Silver Cloud	Silver Cloud Shipping Co. Ltd.	Bahamas
Silver Wind	Silver Wind Shipping Ltd.	Bahamas
Silver Shadow	Silver Shadow Shipping Co. Ltd.	Bahamas
Silver Spirit	Silver Spirit Shipping Co. Ltd.	Bahamas
Silver Muse	Silver Muse Shipping Co. Ltd.	Bahamas
Spectrum of the Seas	Spectrum of the Seas Inc.	Bahamas
Celebrity Flora	Islas Galápagos Turismo y Vapores C.A.	Ecuador
Celebrity Apex	Celebrity Apex Inc.	Malta
Silver Origin Wonder of the Seas Celebrity Beyond	Canodros CL Wonder of the Seas LLC Celebrity Beyond LLC	Ecuador Bahamas Malta
Odyssey of the Seas	Odyssey of the Seas Inc.	Bahamas
Silver Moon	Silversea New Build Seven Ltd.	Bahamas
Silver Endeavour Silver Nova Silver Whisper	Silver Endeavor Shipping Co. Ltd. Silver Nova Shipping Co. LLC Silver Whisper Shipping Co. Ltd.	Bahamas Bahamas Bahamas

Item 5.10: Existing Principal Subsidiaries

Name of the Subsidiary	Jurisdiction of Organization
Jewel of the Seas Inc.	Liberia
Majesty of the Seas Inc.	Liberia
Grandeur of the Seas Inc.	Liberia
Enchantment of the Seas Inc.	Liberia

Name of the Subsidiary	Jurisdiction of Organization
Rhapsody of the Seas Inc.	Liberia
Vision of the Seas Inc.	Liberia
Voyager of the Seas Inc.	Liberia
Explorer of the Seas Inc.	Liberia
Radiance of the Seas Inc.	Liberia
Adventure of the Seas Inc.	Liberia
Navigator of the Seas Inc.	Liberia
Serenade of the Seas Inc.	Liberia
Mariner of the Seas Inc.	Liberia
Millennium Inc.	Liberia
Infinity Inc.	Liberia
Summit Inc.	Liberia
Constellation Inc.	Liberia
Islas Galápagos Turismo y Vapores C.A.	Ecuador
Freedom of the Seas Inc.	Liberia
Azamara Journey Inc.	Liberia
Azamara Quest Inc.	Liberia
RCL Zenith LLC	Liberia
Nordic Empress Shipping Inc.	Liberia
Liberty of the Seas Inc.	Liberia
Independence of the Seas Inc.	Liberia
Celebrity Solstice Inc.	Liberia
Oasis of the Seas Inc.	Liberia
Celebrity Eclipse Inc.	Liberia
Celebrity Equinox Inc.	Liberia
RCL Horizon LLC	Liberia
RCL Sovereign LLC	Liberia
Allure of the Seas Inc.	Liberia
Celebrity Silhouette Inc.	Liberia
Celebrity Reflection Inc.	Liberia
RCL Monarch LLC	Liberia
Quantum of the Seas Inc.	Liberia
Brilliance of the Seas Shipping Inc.	Liberia
Anthem of the Seas Inc.	Liberia
Oceanadventures S.A.	Ecuador

Name of the Subsidiary	Jurisdiction of Organization
Ovation of the Seas Inc.	Liberia
Harmony of the Seas Inc.	Liberia
Symphony of the Seas Inc.	Liberia
Celebrity Edge Inc.	Liberia
Azamara Pursuit Inc.	Liberia
Silver Cloud Shipping Co. Ltd.	Bahamas
Silver Wind Shipping Ltd.	Bahamas
Silver Shadow Shipping Co. Ltd.	Bahamas
Silver Spirit Shipping Co. Ltd.	Bahamas
Silver Muse Shipping Co. Ltd.	Bahamas
Canodros CL	Ecuador
Silver Nova Shipping Co. LLC	Liberia
Silver Whisper Shipping Co. Ltd.	Bahamas

Item 6.2.2: Existing Indebtedness of Silversea

(a)            The obligations of the Borrower or its Subsidiaries in connection with those certain Bareboat Charterparties with respect to (i) the vessel SILVER EXPLORER dated July 22, 2011, between Silversea Cruises Ltd. and Hammonia Adventure and Cruise Shipping Company Ltd. and (ii) the vessel SILVER WHISPER dated March 15, 2012, between Whisper S.p.A. and various lessors, and the replacement, extension, renewal or amendment of each of the foregoing without increase in the amount or change in any direct or contingent obligor of such obligations, (the “Existing Silversea Leases”);

(b)            Indebtedness arising pursuant to that certain Bareboat Charterparty dated May 17, 2018, by and between Hai Xing 1702 Limited and Silversea New Build Eight Ltd., as such agreement may be amended from time to time; and

(c)            Indebtedness secured by Liens of the type described in Item 6.2.3 of the Disclosure Schedule.

Item 6.2.3: Existing Liens of Silversea

(a)            Liens securing the $620 million in principal amount of 7.25% senior secured notes due 2025 issued by Silversea Cruise Finance Ltd. pursuant that that Indenture dated as of January 30, 2017;

(b)            Liens on the vessels SILVER WHISPER and SILVER EXPLORER existing as of the Effective Date and securing the Existing Silversea Leases (and any Lien on such vessels securing any refinancing of the Existing Silversea Leases, so long as such Vessel was subject to a Lien securing the Indebtedness being refinanced immediately prior to such refinancing);

(c)            Liens on the Vessel with Hull 6280 currently being built at Fincantieri S.p.A. and arising pursuant to that certain Bareboat Charterparty dated May 17, 2018, by and between Hai Xing 1702 Limited and Silversea New Build Eight Ltd., as such agreement may be amended from time to time (and any Lien on such vessel securing any refinancing of such bareboat charterparty); and

(d)            Liens securing Indebtedness of the type described in Item 6.2.2 of the Disclosure Schedule.

SCHEDULE III

NOTICES

If to the Borrower:

Royal Caribbean Cruises Ltd.
Attention:  Antje Gibson, Vice President and Treasurer
1050 Caribbean Way
Miami, FL 33132-2096
Phone: (305) 539-6440
Facsimile: (305) 539-0562
E-mail: agibson@rccl.com

If to the Administrative Agent:

JPMorgan Chase Bank, N.A.

500 Stanton Christiana Rd.

NCC5 / 1st Floor

Newark, DE 19713

Attention: Loan & Agency Services Group

Phone No: +1-302-634-1928

Fax No: 12012443629@tls.ldsprod.com

Email: marsea.medori@chase.com

Agency Withholding Tax Inquiries:

Email: agency.tax.reporting@jpmorgan.com

Agency Compliance/Financials/Intralinks:

Email: covenant.compliance@jpmchase.com

If to the ~~Swingline Lender~~Swing Line Bank:

JPMorgan Chase Bank, N.A.

500 Stanton Christiana Rd.

NCC5 / 1st Floor

Newark, DE 19713

Attention: Loan & Agency Services Group

Phone No: +1-302-634-1928

Fax No: 12012443629@tls.ldsprod.com

Email: marsea.medori@chase.com

If to the Issuing Banks:

JPMorgan Chase Bank, N.A.

10420 Highland Manor Dr. 4th Floor

Tampa, FL 33610

Attention: Standby LC Unit

Tel: 800-364-1969

Fax: 856-294-5267

Email: GTS.Client.Services@jpmchase.com

With a copy to:

JPMorgan Chase Bank, N.A.

500 Stanton Christiana Rd.

NCC5 / 1st Floor

Newark, DE 19713

Attention: Loan & Agency Services Group

Phone No: +1-302-634-1928

Fax No: 12012443629@tls.ldsprod.com

Email: marsea.medori@chase.com

The Bank of Nova Scotia

Attention: Corporate Lending Loan Ops

150 King Street West, 6th Floor

Toronto, ON, Canada, M5H 1J9

Fax : 212-225-5709

Email: CorporateLending.LoanOps@scotiabank.com

~~If to the Collateral Agent:~~

~~JPMorgan Chase & Co.~~

~~CIB DMO WLO~~

~~Mail code NY1-C413~~

~~4 CMC, Brooklyn, NY, 11245-0001~~

~~United States~~

~~Email: ib.collateral.services@jpmchase.com~~

SCHEDULE IV

BENEFICIARY PARTIES

	Other Facility Obligation	Beneficiary Party
1.	Credit Agreement, as amended and restated on October 12, 2017, among ROYAL CARIBBEAN CRUISES LTD., a Liberian corporation, the various financial institutions party thereto, as lenders, and JPMORGAN CHASE BANK, N.A, as administrative agent (as successor to NORDEA BANK ABP, NEW YORK BRANCH, as administrative agent)	JPMORGAN CHASE BANK, N.A., as administrative agent (as successor to NORDEA BANK ABP, NEW YORK BRANCH, as administrative agent)
2.	Term Loan Agreement, dated as of April 5, 2019, among ROYAL CARIBBEAN CRUISES LTD., a Liberian corporation, the various financial institutions party thereto, as lenders, and BANK OF AMERICA, N.A., as administrative agent	BANK OF AMERICA, N.A., as administrative agent
3.	Credit Agreement, dated as of May 11, 2010, among FALMOUTH JAMAICA LAND COMPANY LIMITED, a Jamaican corporation, ROYAL CARIBBEAN CRUISES LTD., a Liberian corporation, and THE BANK OF NOVA SCOTIA, as lender	THE BANK OF NOVA SCOTIA
4.	Credit Agreement, dated as of February 2, 2018, among ROYAL CARIBBEAN CRUISES LTD., a Liberian corporation, the various financial institutions party thereto, as lenders, and INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED NEW YORK BRANCH, as administrative agent	INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED NEW YORK BRANCH, as administrative agent
5.	Credit Agreement, dated as of November 16, 2017, among ROYAL CARIBBEAN CRUISES LTD., a Liberian corporation, the various financial institutions party thereto, as lenders, and SKANDINAVISKA ENSKILDA BANKEN AB (PUBL), as administrative agent	SKANDINAVISKA ENSKILDA BANKEN AB (PUBL), as administrative agent

	Other Facility Obligation	Beneficiary Party
6.	Term Loan Agreement, as amended and restated on December 3, 2019, among ROYAL CARIBBEAN CRUISES LTD., a Liberian corporation, the various financial institutions party thereto, as lenders, and SUMITOMO MITSUI BANKING CORPORATION, as administrative agent	SUMITOMO MITSUI BANKING CORPORATION, as administrative agent
7.	Credit Agreement, dated as of June 7, 2019, among SILVERSEA CRUISE HOLDING LTD., a private limited liability company incorporated under the laws of the Commonwealth of the Bahamas, ROYAL CARIBBEAN CRUISES LTD., a Liberian corporation, the various financial institutions party thereto, as lenders, and NORDEA BANK ABP, NEW YORK BRANCH, as administrative agent	NORDEA BANK ABP, NEW YORK BRANCH, as administrative agent
8.	Guarantee, dated as of July 18, 2016, by ROYAL CARIBBEAN CRUISES LTD., a Liberian corporation, in favor of the Beneficiaries (as defined therein)

MIAMI-DADE COUNTY, as Ground Lessor

SMBC LEASING AND FINANCE, INC., as Lessor, Administrative Agent, Lead Arranger and Bookrunner and Borrower

MIAMI CRUISE TERMINAL A LLC, as Lessee and Construction Agent

SUMITOMO MITSUI BANKING CORPORATION, as Collateral Agent and Lender

BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Lender

NORDDEUTSCHE LANDESBANK GIROZENNTRALE, as Lender

FIFTH THIRD BANK, as Lender

SOCIETE GENERALE, as Lender

STONEGATE BANK, as Lender

CAPITAL BANK CORPORATION, as Lender

Each of the foregoing’s successors and permitted assigns.

	Other Facility Obligation	Beneficiary Party
9.	Any card acceptance agreement, merchant services bank card agreement, global merchant agreement, merchant services agreement, or other similar agreement in connection with card-related services that exists as of the Waiver Effective Date.	Any counterparty to such agreement.